As filed with Securities and Exchange Commission on February 23, 2001.

                         File Nos. 333-29511, 811-08261

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [ ]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [7]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [ ]
                              Amendment No. 9 [ X ]
                       -----------------------------------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                             Kevin S. Thompson, Esq.
                     Vice President & Deputy General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  --------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on February 28, 2000 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              MEMBERS Mutual Funds

                                                     [MEMBERS Mutual Funds logo]
Prospectus


February 28, 2001

Cash Reserves Fund
Bond Fund
Balanced Fund
High Income Fund
Growth and Income Fund
Capital Appreciation Fund
Mid-Cap Fund
Emerging Growth Fund
International Stock Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

Invest where you belong.

TABLE OF CONTENTS

The fund pages describe each portfolio (or "fund") of the MEMBERS Mutual Funds.


THE FUNDS
      Cash Reserves Fund.........................................1
      Bond Fund..................................................3
      Balanced Fund..............................................5
      High Income Fund...........................................7
      Growth and Income Fund.....................................9
      Capital Appreciation Fund.................................11
      Mid-Cap Fund..............................................13
      Emerging Growth Fund......................................15
      International Stock Fund..................................17
      Expenses..................................................19

This section explains how to open, maintain, or close an account with MEMBERS Mutual Funds.

YOUR ACCOUNT....................................................22
      Buying Shares.............................................23
      Selling Shares............................................28
      General Policies..........................................30
      Distributions and Taxes...................................31
      Additional Investor Services..............................31

This section gives you some additional information about MEMBERS Mutual Funds.

PORTFOLIO MANAGEMENT............................................32

FINANCIAL HIGHLIGHTS............................................34

APPENDIX
      Investment Adviser Past Performance.......................39
      Expenses After Waivers and Reimbursements.................42


Additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. You may get a copy of any of these reports at no cost by calling 1-800-877-6089.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

                               Cash Reserves Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  require stability of principal

o  are seeking a mutual fund for the cash portion of an asset allocation program

o  need to "park" your money temporarily

o  consider yourself a saver rather than an investor

                                       or

o  are investing emergency reserves

You may want to invest fewer of your assets in this fund if you:

o  want federal deposit insurance

o  are seeking an investment that is likely to outpace inflation

o  are investing for retirement or other goals that are many years in the future

                                       or

o  are investing for growth or maximum current income


Investment Objective
What is this fund's goal?

The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The fund intends to maintain a stable value of $1.00 per share.


Portfolio Management
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' (formerly CIMCO) portfolio managers.



Principal Risks
What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. Also, there is a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.

An investment in the Cash Reserves Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Reserves Fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also:

o Lend securities to financial institutions, enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis;

o Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution; and

o To the extent permitted by law and available in the market, invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

The fund's current 7-day yield may be obtained by calling 1-800-877-6089.

                     MEMBERS Cash Reserves Fund Performance

                    How has the Cash Reserves Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Cash Reserves Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


GRAPHIC: bar chart showing the following total returns: Since Inception 5.19%, 1998 4.98%, 1999 4.67%, and 2000 5.94%.


              Best Calendar Quarter:    3Q '00     1.54%
              Worst Calendar Quarter:   2Q '99     1.09%


Please remember that past performance is no guarantee of the results the Cash Reserves Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Cash Reserves Fund compare to the money market?

The following table compares the performance of each class of shares of the Cash Reserves Fund with the performance of the 90-day U.S. Treasury Bill which is one measure of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception     1 Year

Class A Shares                  3.31%        0.32%

Class B Shares                  3.51%        0.78%

90-day U.S.Treasury Bill        5.24%        5.97%

Class A and B Share returns are net of applicable Sales Charges.

                                    Bond Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are seeking a regular stream of income

o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

o  want to diversify your investments

o are seeking a mutual fund for the income portion of an asset allocation program

                                       or

o  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o  are investing for maximum return over a long time horizon

                                       or

o  require absolute stability of your principal


Investment Objective
What is this fund's goal?

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.


Portfolio Management
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.



Principal Risks
What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to interest rate risk, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to credit risk, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There are also prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage backed security by increasing/decreasing mortgage prepayments, typically reducing the return.

To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?


To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in such securities. The MEMBERS Capital Advisors' management team utilizes an approach that involves frequent trading of the securities in the portfolio. The fund may invest in the following instruments:


o Corporate debt securities: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

o U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

o Foreign government debt securities: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and

o Other issuer debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.

To the extent permitted by law and available in the market, the fund may also invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions.

                         MEMBERS Bond Fund Performance 1

                        How has the Bond Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Bond Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


GRAPHIC: bar chart showing the following total returns: Since Inception 5.08%, 1998 6.82%, 1999 0.78%, and 2000 7.79%.

              Best Calendar Quarter:    3Q `98      3.47%
              Worst Calendar Quarter:   2Q `99     -0.44%


Please remember that past performance is no guarantee of the results the Bond Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.

(1) MEMBERS Capital Advisors waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee were deducted, returns would have been lower in 1998.

How does the performance of the Bond Fund compare to the bond market?


The following table compares the performance of each class of shares of the Bond Fund with the performance of the Lehman Brothers Intermediate Government Credit Bond Index which is one measure of the performance of the relevant market.



                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception     1 Year

Class A Shares                  3.55%        3.18%

Class B Shares                  3.71%        2.48%

Lehman Index                    6.27%       10.12%


Class A and B Share returns are net of applicable Sales Charges.

                                  Balanced Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are looking for a more conservative option to a growth-oriented fund

o  want a well-diversified and relatively stable investment allocation

o  need a core investment

o seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

                                       or

o  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o  are investing for maximum return over a long time horizon

o  want your return to be either ordinary income or capital gains, but not both

                                       or

o  require a high degree of stability of your principal


Investment Objective
What is this fund's goal?

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.


Portfolio Management
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.



Principal Risks
What are the main risks of investing in this fund?

The risks of this fund are similar to the risks described for the Bond, Cash Reserves, Growth and Income and Capital Appreciation Funds because it invests in the same types of securities. As with any fund that invests in stocks and bonds, the fund is subject to market and interest rate risks, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this fund.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to

o  non-investment grade securities

o  foreign securities

o  mortgage-backed securities

These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. These risks are more fully explained in the other fund pages, specifically the International Stock Fund page, and the SAI.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 60% to 40% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                        MEMBERS Balanced Fund Performance

                      How has the Balanced Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Balanced Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


GRAPHIC: bar chart showing the following total returns: Since Inception 10.72%, 1998 14.49%, 1999 13.28%, and 2000 3.51%.

              Best Calendar Quarter:    4Q '98     10.56%
              Worst Calendar Quarter:   3Q `98     -4.23%


Please remember that past performance is no guarantee of the results the Balanced Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Balanced Fund compare to the balanced market?

The following table compares the performance of each class of shares of the Balanced Fund with the performance of several market indexes which are measures of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception     1 Year

Class A Shares                  8.74%      -2.02%

Class B Shares                  9.10%      -1.77%

Blended Index*                  9.47%       0.74%

Lehman Index                    6.27%      10.12%

S&P 500                        12.89%      -9.10%

90-day U.S. Treasury Bill       5.24%       5.97%

Class A and B Share returns are net of applicable Sales Charges.

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government and Credit Bond Index (40%) and 90-day U.S. Treasury Bills (15%).

                                High Income Fund



Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are seeking a regular stream of income

o are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

o  want to diversify your investments

o are seeking a mutual fund for the income portion of an asset allocation program

                                       or

o  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o  desire relative stability of your principal

                                       or

o  are investing for maximum return over a long time horizon


Investment Objective
What is this fund's goal?

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The fund also seeks capital appreciation, but only when consistent with its primary goal.


Portfolio Management
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' port-folio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.



Principal Risks
What are the main risks of investing in this fund?

This fund is subject to above-average interest rate and credit risks, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks described in the Bond Fund Principal Risks.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.


Up to 25% of its assets may be invested in the securities of issuers in any one industry, or up to 40% in each of the electric, utility and telephone industries.


The fund may also invest up to 50% of its assets in high-yielding foreign securities, including emerging market securities.

                      MEMBERS High Income Fund Performance

                     How has the High Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the High Income Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


GRAPHIC: bar chart showing the following total returns: Since Inception 0.08%, 1998 -0.15%, 1999 5.96%, and 2000 -5.90%.

              Best Calendar Quarter:    1Q `99      4.12%
              Worst Calendar Quarter:   3Q `98     -6.77%


Please remember that past performance is no guarantee of the results the High Income Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the High Income Fund compare to the high yield market?

The following table compares the performance of each class of shares of the High Income Fund with the performance of the Lehman Brothers High Yield Index which is one measure of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception     1 Year

Class A Shares                -1.38%       -9.99%

Class B Shares                -1.40%      -10.41%

Lehman Index                  -0.54%       -5.86%


Class A and B Share returns are net of applicable Sales Charges.

                             Growth and Income Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are looking for a stock fund that has both growth and income components

o  are looking for a more conservative option to a growth-oriented fund

o  need a core investment

o seek above-average long-term total return through a combination of capital gains and ordinary income

                                       or

o  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o  are investing for maximum return over a long time horizon

o desire your return to be either ordinary income or capital gains, but not both

                                       or

o  require a high degree of stability of your principal


Investment Objective
What is this fund's goal?

The Growth and Income Fund seeks long-term capital growth, with income as a secondary consideration.


Portfolio Management
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors portfolio managers.



Principal Risks
What are the main risks of investing in this fund?

As with any fund that invests in stocks and also seeks income, this fund is subject to market and interest rate risks, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the funds investments may rise and/or fall based upon investor perception and attitude rather than economic valuations.

Loss of money is a risk of investing in this fund.

The fund primarily invests in "value" orientated stocks which may help limit downside risk to portfolio returns. However these "value" stocks are subject to the risk that their intrinsic values may never be realized by the market.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to foreign securities. The principal risks of foreign securities are described in the International Stock Fund page.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market.

The fund will typically invest in securities representing every sector of the S&P 500 in about (+/-50%) the same weightings as such sector has in the S&P 500. For example, if technology companies represent 10% of the S&P 500, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                   MEMBERS Growth and Income Fund Performance

                  How has the Growth and Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Growth and Income Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


GRAPHIC: bar chart showing the following total returns: Since Inception 11.80%, 1998 16.74%, 1999 16.64%, and 2000 0.50%.

              Best Calendar Quarter:    4Q '98      16.83%
              Worst Calendar Quarter:   3Q '98     -10.45%


Please remember that past performance is no guarantee of the results the Growth and Income Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Growth and Income Fund compare to the growth and income market?

The following table compares the performance of each class of shares of the Growth and Income Fund with the performance of the S&P 500 which is one measure of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception     1 Year

Class A Shares                  9.79%      -4.86%

Class B Shares                 10.16%      -4.71%

S&P 500                        12.89%      -9.10%


Class A and B Share returns are net of applicable Sales Charges.

                            Capital Appreciation Fund


Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o  want to diversify your investments

o  are seeking a fund for the growth portion of an asset allocation program

                                       or

o  are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o  are investing with a shorter investment time horizon in mind

o  are seeking income rather than capital gains

                                       or

o  are uncomfortable with an investment whose value may vary substantially


Investment Objective
What is this fund's goal?

The Capital Appreciation Fund seeks long-term capital appreciation.


Portfolio Management
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.



Principal Risks
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may move up and down due to factors (such as investors' perception or sentiment about equity markets or segments of equity markets) that have nothing to do with the issuer. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund.

To the extent the fund invests in smaller and midsize companies it takes on greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their securities, as compared to larger companies. To the extent the fund invests in foreign securities, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of risks associated with foreign securities is contained in the International Stock Fund page.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their intrinsic values as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "value" approach which is further described on page 9, the Growth and Income Fund page. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund will typically invest in securities representing every sector of the S&P 400 in about (+/-100%) the same weightings as such sector has in the S&P
400. For example, if technology companies represent 10% of the S&P 400, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                  MEMBERS Capital Appreciation Fund Performance

                How has the Capital Appreciation Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Capital Appreciation Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


GRAPHIC: bar chart showing the following total returns: Since Inception 16.46%, 1998 20.19%, 1999 23.62%, and 2000 3.75%.

              Best Calendar Quarter:    4Q '98      20.31%
              Worst Calendar Quarter:   3Q '98     -11.80%


Please remember that past performance is no guarantee of the results the Capital Appreciation Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Capital Appreciation Fund compare to the capital appreciation market?


The following table compares the performance of each class of shares of the Capital Appreciation Fund with the performance of the S&P 1500 which is a measure of the performance of the relevant market.



                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception     1 Year

Class A Shares                 14.37%      -1.75%

Class B Shares                 14.88%      -1.50%

S&P 1500                       12.95%      -6.98%


Class A and B Share returns are net of applicable Sales Charges.

                                  Mid-Cap Fund


Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you

o  have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o  want to diversify your investments

o  are seeking a fund for the growth portion of an asset allocation program

o are seeking exposure to smaller companies as part of an asset allocation program

                                       or

o  are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o  are investing with a shorter investment time horizon in mind

o  are seeking an investment based on income rather than capital gain

                                       or

o  are uncomfortable with an investment whose value may vary substantially.


Investment Objective
What is this fund's goal?

The Mid-Cap Fund seeks long-term capital appreciation by investing in midsize and small companies.


Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Wellington Management Company, LLP ("Wellington Management") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the funds.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund. Securities issued by smaller companies may be less liquid than securities issued by larger, more established companies. In addition, a "value" approach to investing includes the risks that: 1. the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2. a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and varying political situations. The principal risks of foreign securities are described in the International Stock Fund page and in the SAI.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has grown beyond the $10 billion upper limit and such position may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.

The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund typically invests in securities representing every sector of the S&P 400 Midcap Index in about (+/-100%) the same weightings as such sector has in the S&P 400 Midcap Index. For example, if technology companies represent 10% of the S&P 400 Midcap Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies. The fund may also invest in warrants, preferred stocks, convertible debt securities and real estate investment trusts, and may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its value or other stocks appear more attractively priced relative to their values.

Note: The Mid-Cap Fund does not have a calendar year of investment performance, so there is not a bar chart showing the fund returns from year to year. Once the fund has at least one calendar year of performance it will be shown along with the performance of the S&P 400 Midcap Index and the Russell Midcap Index, which we use to measure the performance of the relevant market.

                              Emerging Growth Fund



Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you

o  have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o  want to diversify your investments

o  are seeking a fund for the growth portion of an asset allocation program

o  are seeking exposure to smaller companies

                                       or

o  are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o  are investing with a shorter investment time horizon in mind

o  are seeking an investment based on income rather than capital gain

                      or

o  are uncomfortable with an investment whose value may vary substantially.


Investment Objective
What is this fund's goal?

The Emerging Growth Fund seeks long-term capital appreciation.


Portfolio Management
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may increase or decrease due to factors that have nothing to do with the issuer. Loss of money is a very significant risk of investing in this fund. Due to its focus on securities of small capitalization companies, it will typically experience greater volatility over time than the Capital Appreciation Fund. Securities of smaller capitalization companies experience greater price volatility than securities of larger capitalization companies because growth prospects for smaller companies are less certain and the market for such securities is smaller. Securities of smaller capitalization companies are often thinly traded and holders may have to sell such securities at a discount from current market prices or in small lots over an extended period of time. In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. The fund could lose money if it has to sell liquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of more widely traded securities and securities of smaller capitalization companies are often difficult to value.

Many emerging growth companies do not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.


To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of the principal risks associated with foreign securities is contained in the International Stock Fund on page 17.



PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Emerging Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. The fund seeks securities of emerging growth companies, which are companies that are either:

o relatively small or early in their life cycle, but have the potential to become much larger enterprises, or

o major enterprises whose rates of earnings growth are anticipated to accelerate because of changes such as new management, new products, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company.

Emerging growth companies that the fund seeks may be of any size if they have products, proprietary technologies, management, or market opportunities that can support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. Nonetheless, most such companies are small and have securities with smaller market capitalizations.

The subadviser generally follows a qualitative analysis (fundamental analysis of the business prospects of each company) process in selecting securities for the fund. The fund typically sells a security when: (1) the fundamental analysis of the issuer no longer suggests that the issuer will meet the earnings growth expectations that led to its purchase, (2) the price exceeds its intrinsic value, or (3) other securities appear more attractively priced relative to their intrinsic values.


The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities (including emerging market securities).


NOTE: The Emerging Growth Fund does not have historical investment performance. When it does, its performance will be shown along with the performance of the S&P 500 Large Cap Index and the Russell 2000 Index, which measures of the performance of the relevant market.

                            International Stock Fund


Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o  are seeking to diversify your domestic investments

o are seeking access to markets that can be less accessible to individual investors in the U.S.

o  are willing to accept high risk to achieve higher long-term growth

o  are seeking funds for the growth portion of an asset allocation program

                                       or

o  are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o  are investing with a shorter investment time horizon in mind

o  are uncomfortable with an investment whose value may vary substantially

o  are seeking income rather than capital gains

                                       or

o want to limit your exposure to foreign markets or currencies or income from foreign sources


Investment Objective
What is this fund's goal?

The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.


Portfolio Management
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about the subadvisers, their investment styles and the "manager of managers" approach is provided on page 31. Lazard Asset Management is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described in the earlier fund pages. Loss of money is a significant risk of investing in this fund.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

o  Fluctuations in currency exchange rates.

o  Higher trading and custody charges compared to securities of U.S. companies.

o Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

o Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S.

o  Potential political instability.

o Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national products, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe. Additionally, investing in smaller companies involves a higher level of risk compared to larger, more established companies. Some small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow. To the extent that the fund invests in smaller capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs"- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.


Approximately   two-thirds  (66.67%)  of  the  fund's  assets  are  invested  in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australia, and Far East ("EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have above average potential for capital appreciation. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Currently, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements.

                  MEMBERS International Stock Fund Performance


                 How has the International Stock Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the International Stock Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


GRAPHIC: bar chart showing the following total returns: Since Inception 2.94%, 1998 6.79%, 1999 19.77%, and 2000 -16.92%.

              Best Calendar Quarter:    4Q `98       14.61%
              Worst Calendar Quarter:   3Q `98      -14.41%


Please remember that past performance is no guarantee of the results the International Stock Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the International Stock Fund compare to the international market?

The following table compares the performance of each class of shares of the International Stock Fund with the performance of the MSCIEAFE Index which is one measure of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception     1 Year

Class A Shares                  1.10%     -21.33%
Class B Shares                  1.27%     -21.25%
MSCIEAFE                        9.90%     -13.96%


Class A and B Share returns are net of applicable Sales Charges.

EXPENSES

Fund investors pay various expenses, which are described in the tables below. Shareholder transaction expenses are paid from your account on a transaction by transaction basis and are not reflected in the fund's share price. Annual fund operating expenses are paid out of fund assets and are reflected in the share price. Actual expenses may be greater or less than those shown.

                           Shareholder Transaction Expenses

                                                                        Growth  Capital
                           CLASS    Cash                        High     and    Appre-   Mid-       Emerging   Int'l
                                    Reserves  Bond    Balanced  Income  Income  ciation  Cap        Growth     Stock
Maximum sales charge (Load)
 on purchases                A         5.3%    4.3%    5.3%      4.3%    5.3%    5.3%    5.3%        5.3%       5.3%
 (as a % of offering price)  B      ----------------------------------------- None----------------------------------

Maximum deferred sales
charge (Load)                A      ----------------------------------------- None (1) -----------------------------
                             B         4.5%     4.5%    4.5%     4.5%    4.5%    4.5%    4.5%        4.5%       4.5%
   (1) Except for investments of $1,000,000 or more.  (See "Sales Charges, page 25.")




     Annual Fund Operating Expenses (as a percentage of average net assets)
                                     CLASS A
                                              Service                     Expense           Net
 FUNDS                     Management 12b-1    Fee    Other     Total   Reimbursement     Expenses
Cash Reserves               .40%      None    None    1.67%     2.07%       1.52%           0.55%
Bond                        .50%      None     .25%   0.91%     1.66%       0.75%           0.90%
Balanced                    .65%      None     .25%   0.38%     1.28%       0.18%           1.10%
High Income                 .55%      None     .25%   0.82%     1.62%       0.62%           1.00%
Growth & Income             .55%      None     .25%   0.27%     1.07%       0.07%           1.00%
Capital Appreciation        .75%      None     .25%   0.37%     1.37%       0.17%           1.20%
Mid-Cap                     .95%      None     .25%   0.63%     1.83%       0.43%           1.40%
Emerging Growth             .75%      None     .25%   0.75%     1.75%       0.55%           1.20%
International Stock        1.05%      None     .25%   0.76%     2.06%       0.46%           1.60%

                                     CLASS B
                                              Service                     Expense           Net
  FUNDS                    Management 12b-1    Fee    Other     Total   Reimbursement     Expenses
Cash Reserves               .40%      .75%    None    1.67%     2.82%       1.52%           1.30%
Bond                        .50%      .75%    .25%    0.91%     2.41%       0.76%           1.65%
Balanced                    .65%      .75%    .25%    0.38%     2.03%       0.18%           1.85%
High Income                 .55%      .75%    .25%    0.82%     2.37%       0.62%           1.75%
Growth & Income             .55%      .75%    .25%    0.27%     1.82%       0.07%           1.75%
Capital Appreciation        .75%      .75%    .25%    0.37%     2.12%       0.17%           1.95%
Mid-Cap                     .95%      .75%    .25%    0.63%     2.58%       0.43%           2.15%
Emerging Growth             .75%      .75%    .25%    0.75%     2.50%       0.55%           1.95%
International Stock        1.05%      .75%    .25%    0.76%     2.81%       0.46%           2.35%



The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations. The service fee is paid to the fund's distributor for account service and maintenance. Distribution or "12b-1" Fees (Class B only) are the fees each fund pays CUNA Brokerage Services, Inc. (CUNA Brokerage). This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers. These fees are paid out of the fund on an ongoing basis. Over time these fees will increase the cost of investment and may make the Class B charges more than the Class A charges. For this reason, and others we will not normally accept purchase orders of $250,000 or more for Class B Shares from a single investor. Additionally, Class B Shares automatically convert to Class A Shares after seven years, thus reducing annual expenses in subsequent years. (Class B Shares purchased by reinvesting Class B Dividends convert to Class A Shares proportionally.)

The funds' investment adviser, MEMBERS Capital Advisors, Inc., has placed a "cap" on the funds' expenses by contractually agreeing to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent 3 years, to the extent that the fund can make the repayment while remaining within its expense cap.


Examples


The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%. Expense tables including the expense waivers and reimbursements described above can be found on page 42.


Assuming gross expenses (without expense waivers and reimbursements) and that you redeemed your entire investment at the end of each period:


                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   729       1144        1585        2803         735       1224        1689        2885
Bond                            592       1931        1293        2311         694       1101        1485        2474
Balanced                        653       1914        1195        1993         656       1987        1293        2075
High Income                     588       1919        1273        2269         690       1089        1465        2432
Growth and Income               633       1852        1089        1766         635       1923        1185        1848
Capital Appreciation            662       1941        1240        2089         665       1014        1339        2171
Mid-Cap                         706       1075        1468        2564         711       1152        1570        2646
Emerging Growth                 698       1052        1429        2483         703       1129        1531        2565
International Stock             728       1141        1580        2793         734       1221        1684        2875

Assuming gross expenses (without expense waivers and reimbursements) and that you did not redeem your entire investment at the end of each period:

                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   729       1144        1585        2803         285       1874        1489        2885
Bond                            592       1931        1293        2311         244       1751        1285        2474
Balanced                        653       1914        1195        1993         206       1637        1093        2075
High Income                     588       1919        1273        2269         240       1739        1265        2432
Growth and Income               633       1852        1089        1766         185        573         985        1848
Capital Appreciation            662       1941        1240        2089         215       1664        1139        2171
Mid-Cap                         706       1075        1468        2564         261       1802        1370        2646
Emerging Growth                 698       1052        1429        2483         253       1779        1331        2565
International Stock             728       1141        1580        2793         284       1871        1484        2875


These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

RISK COMPARISON

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gains" means the expected average annual total return over a relatively long time period, such as 20 years.

GRAPHIC: This graphic shows where each of the funds in MEMBERS Mutual Funds, in addition to other types of investments, fall on a curve that depicts the risk taken for the gain potential. The x-axis is labelled "Long Term Potential for Gains"; the y-axis is labelled "Short Term Risk (Volatility of Returns)."

This curve is not intended to indicate future volatility or performance. It is merely intended to demonstrate the relationship between the on-going short-term risk and the long-term potential for gain of each of the MEMBERS Mutual Funds relative to the other funds and other types of investments.

Although each fund expects to pursue its investment objective using its primary investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions.

YOUR ACCOUNT

The following pages describe how to open or add to an account and how to purchase or sell shares. However, a large part of this information will not be relevant to you if you have a brokerage account. If you have such an account, simply contact your brokerage representative whenever you wish to buy, sell or transfer shares for your account. Regardless of the type of account, however, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.

Two classes of shares are currently available, Class A and Class B. Other share classes may be available through other distribution channels. Each Class has its own cost structure which allows you to choose the one that best meets your needs. For a description of the changes that are imposed on each class, please see the expense table earlier in this prospectus. The following pages describe the differences between the two classes of shares and tell you how you can get started investing with MEMBERS Mutual Funds.

Opening or Adding to an Account  (applicable to all  shareholders)

1. Carefully read this prospectus.

2. Determine how much you want to invest. Regardless of which class of shares you choose, your initial investment in MEMBERS Mutual Funds must meet certain minimum investment amounts. The minimum investments are as follows:

 Type of Account                        Initial Minimum     Subsequent Minimum

 Non-retirement account                     $1,000                 $150
                                        ($250 per fund)       ($50 per fund)
 Retirement account                          $500                  $150
                                        ($250 per fund)       ($50 per fund)
 Systematic investment programs(1)
   Twice Monthly(24 per year)                 $50                   $50
                                        ($50 per fund)        ($50 per fund)
   Monthly                                    $50                   $50
                                        ($50 per fund)        ($50 per fund)
   Bimonthly (every other month)             $100                  $100
                                        ($50 per fund)        ($50 per fund)
   Quarterly                                 $150                  $150
                                        ($50 per fund)        ($50 per fund)

   (1)Systematic investment programs may be conducted on a twice monthly, monthly, bimonthly or quarterly basis, however the total annual deposits, regardless of frequency, must be at least $600.

3. Complete  the  appropriate  parts  of  the  account  application,   carefully
   following the instructions. If you have questions, please contact your financial representative or MEMBERS Mutual Funds.


4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. Remember to include a voided check or deposit slip if you want telephone purchase privileges.

You can reach MEMBERS Mutual Funds by calling 1-800-877-6089 weekdays between the hours of 8:00 a.m. and 4:30 p.m. Central Time.



All shareholder inquiries and transaction      When using an overnight delivery service,
requests should be mailed to:                  mail inquiries and requests to:



     MEMBERS Mutual Funds                           MEMBERS Mutual Funds
     P. O. Box 8390                                 c/o BFDS
     Boston, MA 02266-8390                          66 Brooks Drive
                                                    Braintree, MA 02184

Buying Shares (not applicable to shareholders who have a brokerage  account)


The following explains how to buy shares by check, wire, phone, exchange, or internet.

                  OPENING AN ACCOUNT                                            ADDING TO AN ACCOUNT
                                                     BY CHECK
Make out a check for the investment amount, payable              Make out a check for the investment amount, payable to
to MEMBERS Mutual Funds.                                         MEMBERS Mutual Funds.


Deliver the check and your completed application                 Fill out the detachable investment slip from an account statement.
to your financial representative, or mail them to:               If no slip is available, include a note specifying  the fund name, your share class, your account number and the name(s) in which
   MEMBERS Mutual Funds                                          the account is registered. Mail to:
   P.O. Box 8390
   Boston, MA  02266-8390                                            MEMBERS Mutual Funds
                                                                     P. O. Box 8390
                                                                     Boston, MA 02266-8390


                                                     BY WIRE
Deliver your completed application to your financial             Instruct your credit union or other financial institution to wire
representative,  or mail it to:                                  the amount of your investment to State Street Bank &Trust Company:

   MEMBERS Mutual Funds                                              ABA# : 0110-0002-8
   P.O. Box 8390                                                     FOR:  MEMBERS Mutual Funds
   Boston, MA  02266-8390                                            DDA#: 9905-510-5
                                                                     FBO: (Shareholder name and account number)

Obtain your account number by calling your financial             Specify the fund name(s), your share class(es), your account
representative or MEMBERS Mutual Funds at 1-800-877-6089.        number(s), the name(s) in which the account(s) is (are) registered, and the amount(s) of your investment in each fund.


Instruct your credit union or other financial institution to wire the amount of your investment to:

   State Street Bank &Trust Company
   ABA#:  0110-0002-8
   FBO:  MEMBERS Mutual Funds
   DDA#: 9905-510-5
   FBO: (Shareholder name and account number)

                                                     BY PHONE
 For automated service, 24 hours a day using your touch-tone phone, call 1-800-877-6089


Not currently available.                                         Verify that your credit union or other financial  institution is a member of the Automated Clearing House (ACH) system.

                                                                 You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

                                                                 Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account.

                                                                 Tell the MEMBERS Mutual Funds representative the fund  name(s), your share class(es), your account number(s), the name(s) in which the account(s) is (are) registered, and the amount(s) of your investment in each fund.



                  OPENING AN ACCOUNT                                            ADDING TO AN ACCOUNT
                                                    BY EXCHANGE
                              (available for accounts of any type and sales of any amount)

Make sure that you have a current prospectus for the             Make sure that you have a current prospectus for the MEMBERS
MEMBERS Mutual Funds, which can be obtained by calling           Mutual Funds, which can be obtained by calling your financial
your financial representative or MEMBERS Mutual Funds            representative or MEMBERS Mutual Funds at 1-800-877-6089.
at 1-800-877-6089.

Call your financial representative,  MEMBERS Mutual Funds        Call your financial representative, MEMBERS Mutual Funds at
at 1-800-877-6089, or use the internet at                        1-800-877-6089, or use the internet at www.membersfunds.com to
www.membersfunds.com  to request an exchange.  You can           request an exchange.
only open up a few fund position in an existing account
by exchange.

                                                    BY INTERNET
                                    Access 24-hours a day at www.membersfunds.com

Not currently available.                                         Verify that your credit union or other financial institution is a member of the Automated Clearing House (ACH) system.

                                                                 You are  automatically  eligible to purchase shares by internet, upon set-up of ACH  electronic  funds  transfer,  unless you indicate  otherwise in the account options section of your application.

                                                                 Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account, or check your profile on the internet. The feature button will be activated for your use if you are eligible to purchase shares.


Purchase orders accepted by the fund after 3:00 p.m. Central Time will be processed using the next day's net asset value.

Sales Charges

The following explains how sales charges are calculated.

Class A Sales Charges


                                            Cash Reserves Fund
                                               Balanced Fund
                                          Growth and Income Fund
                                         Capital Appreciation Fund
                                               Mid-Cap Fund
                                           Emerging Growth Fund                                 Bond Fund
      Purchase Payment                   International Stock Fund                           High Income Fund
                                     As a % of             As a % of Net            As a % of             As a % of Net
                                 Purchase Payment         Amount Invested       Purchase Payment         Amount Invested
        Under $50,000                  5.3%                    5.6%                   4.3%                    4.5%
     $50,000 to $99,999                4.3%                    4.5%                   3.8%                    4.0%
    $100,000 to $249,999               3.3%                    3.4%                   3.3%                    3.4%
    $250,000 to $499,999               2.3%                    2.4%                   2.3%                    2.4%
    $500,000 to $999,999               1.9%                    2.0%                   1.9%                    2.0%
   $1,000,000 and over(1)              None                    None                   None                    None


   (1) There is a contingent deferred sales charge (CDSC) assessed on purchases of Class A Shares of over $1,000,000. The CDSC will be calculated as described below for Class B Shares, except at a rate of 1% in the first year and 0.5% in the second year following the purchase.

Class B Sales Charges


Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within five years of buying them. We will not normally accept purchase orders of $250,000 or more for Class B Shares from a single investor. Class B Shares automatically convert to Class A Shares, based on relative net asset value, at the end of the seventh year after purchase. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:


    Years After Purchase      1        2        3        4         5        6
    CDSC                    4.5%     4.0%     3.5%     3.0%      2.0%     None

For purposes of computing this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

                                                          Price Per       Shares         Total         Account
         Date                       Action                  Share        Purchased      Shares          Value
  January 1, Year 1        Purchased shares                  $10            100           100          $1,000
  December 31, Year 1      Reinvested dividends              $15            10            110          $1,650
  January 1, Year 2        Purchased shares                  $15            100           210          $3,150
  December 31, Year 2      Reinvested dividends              $20            21            231          $4,620
  January 1, Year 3        Purchased shares                  $20            100           331          $6,620

Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3).
You would incur the following CDSC charges:

  Type of Shares Sold (in order)                              Amount             CDSC (%)             CDSC ($)
  Share price increases of purchased shares                   $1,500               None                 None
  Dividends (including share price increases)                 $  620               None                 None
  Aged Shares (oldest sold first):
     Purchased January 1, Year 1                              $1,000               3.5%(1)              $35.00
     Purchased January 1, Year 2                              $  880(2)            4.0%(1)              $35.20
  Total                                                       $4,000              1.75%(3)              $70.20

   (1) As a percentage of original purchase payment.

   (2)$620 of the original $1,500 purchase payment would remain available for redemption.

   (3) As a percentage of the amount redeemed.


Certain withdrawals made through a Systematic Withdrawal Program are not subject to a CDSC. See Additional Investor Services - Systematic Withdrawal Program on page 31.


Other Expenses

Service Fees. Each fund, other than the Cash Reserves Fund, pays its principal underwriter, CUNA Brokerage Services, Inc. (CUNA Brokerage), a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution or "12b-1" Fees (Class B only). Each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B Shares of that fund. This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.

Sales Charge Reductions and Waivers

Class A Shares may be offered without front-end sales charges to various individuals and institutions, including:

o Trustees/directors, officers and employees of the CUNA Mutual Group or any of its affiliated companies (each, a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in the CUNA Mutual Group employee's household, and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

o  Registered representatives of CUNA Brokerage.


o Financial representatives utilizing fund shares in fee-based accounts under agreement with the MEMBERS Mutual Funds (wrap fee investors).


o Certain credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the internal revenue code.


o Certain qualified defined benefit or defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.


There are several ways shareholders (including certain qualified pension plans) can combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule.

o Rights of Combination, you may combine certain Class A Shares, such as those held in multiple accounts or those owned by members of your immediate family, for purposes of calculating the sales charge. See the SAI for information on rights of combination.

o Rights of Accumulation, you may add the value of any Class A Shares you already own to the amount of your next purchase of Class A Shares for purposes of calculating the sales charge.

o Letter of Intention, you may purchase Class A Shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

o Shares purchased by the reinvestment of dividends or other gains reinvested from one of the MEMBERS Mutual Funds or shares exchanged from one MEMBERS fund to another.

o Shares purchased and paid for from the proceeds of shares of a mutual fund (other than one of the MEMBERS Mutual Funds) on which an initial sales charge or contingent deferred sales charge was paid, subject to the following conditions:

   1. You must request this waiver when you place your purchase order; and

   2. You must have redeemed the shares of the other mutual fund within the past 60 days; and

   3. You must have purchased the shares of the other mutual fund in a lump sum purchase within the past 3 years; or

   4. You must have purchased the shares of the other mutual fund in a systematic investment program within the past 5 years.

CUNA Brokerage may require evidence of your qualification for these waivers.

Please refer to the SAI for a description of Class B Share waivers and additional Class A Share waivers.

Selling Shares (not applicable to shareholders who have a brokerage account)


The following explains how to sell your shares by letter, phone, exchange, or internet. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent. Your order will be processed promptly.


                                    BY LETTER
          (available for accounts of any type and sales of any amount)

Write a letter of instruction indicating your account number(s), the fund name(s), your share class(es), the name(s) in which the account(s) is (are) registered and the dollar value or number of shares you wish to sell with respect to each fund.

If you are:             To make a written request to sell shares,
                        you must include:


An owner of an          o  Letter of instruction
individual,  joint,
sole  proprietorship,   o  On the letter, the signatures and titles of all
UGMA/UTMA  (custodial   persons authorized to sign for the account, exactly as
accounts for minors)    the account is registered
or a general partner
account                 o Signature guarantee if applicable (see page 28)

An owner of a corporate o Letter of instruction or association account o Corporate resolution, certified within the past 60 days, specifying the individual(s) authorized to sell securities


                        o On the letter and the resolution, the signature of the person(s) authorized to sign for the account


                        o  Signature guarantee if applicable (see page 28)


An owner or trustee     o  Letter of instruction containing the signature(s) of
of a trust account      the trustee(s)


                        o If the names of all trustees are not registered on the account, please also provide a copy of the trust document certified within the past 60 days, specifying the individual(s) authorized to sell securities

                        o  Signature guarantee if applicable (see page 28)

A joint tenancy         o  Letter of instruction signed by the surviving tenant
shareholder whose       o  Certified copy of death certificate(s) of the
co-tenant(s) are        deceased co-tenant(s)
deceased
                        o  Tax waiver (if applicable in your state)

                        o  Signature guarantee if applicable (see page 28)


An executor of a        o  Letter of instruction signed by the executor
shareholder's estate
                        o Copy of the order appointing the executor, certified within 60 days of receipt by MEMBERS Mutual Funds


                        o  Tax waiver (if applicable in your state)


                        o  Signature guarantee required

An administrator,       o  Call MEMBERS Mutual Funds at 1-800-877-6089 for
conservator, guardian   instructions
or other seller or the
owner of an account
type not listed above


Mail the materials to MEMBERS Mutual Funds using the address on page 22. A check will be mailed to the name(s) and address in which the account is registered.


In certain circumstances, you will need to make your request to sell shares in writing which may require additional documents with your request. In addition, you will need to obtain a "signature guarantee" if your address of record has changed within the past 30 days, you are selling more than $50,000 worth of shares, you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s), or for certain individual retirement account transactions (Call MEMBERS Mutual Funds at 1-800-877-6089). You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee.


                                    BY PHONE
            (available for most accounts, except retirement accounts,
                          and sales of up to $50,000)


                     For automated service, 24 hours a day
              using your touch-tone phone, call 1-800-877-6089

If you want to be able to make redemptions by phone, you must either fill out the "Telephone Redemption" section of your new account application or complete additional forms to add it to an existing account. To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, call MEMBERS Mutual Funds at 1-800-877-6089.


To place your redemption order, call MEMBERS Mutual Funds between 8 a.m. and 4:30 p.m. Central Time. Redemption requests may be placed on all business days (excluding market holidays). Checks will be mailed the next business day after the redemption request is effective.


Amounts of $1,000 or more can be wired on the next business day, provided that you have preauthorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds.

The instructions for wiring funds must specify the fund name(s), your choice of share class(es), your account number(s), the name(s) in which the account(s) is
(are) registered, and the amount of your investment with respect to each fund. Your credit union or other financial institution may charge a fee to wire the funds.


If you are selling shares, you may request that the proceeds of the sale are wired to you, provided that you have preauthorized the wiring of funds and the necessary information is on file with MEMBERS Mutual Funds. MEMBERS Mutual Funds will deduct a $10 fee from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.


Amounts of less than $1,000 may be sent by electronic funds transfer (EFT) or by check. Funds from EFT transactions are generally available by the second business day. Your credit union or other financial institution may charge a fee for this service.

                                   BY EXCHANGE
          (available for accounts of any type and sales of any amount)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.


Call your financial representative, MEMBERS Mutual Funds at 1-800-877-6089, or use the internet at www.membersfunds.com to request an exchange.



                                   BY INTERNET

Not currently available.


      Redemption requests accepted by the fund after 3:00 p.m. Central Time will be processed using the next day's net asset value.

General Policies


o Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. We do not accept third-party checks, money orders, credit cards, credit card checks or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions. Additionally, we will not normally accept purchase orders of $250,000 or more for Class B Shares from a single investor.


o Valuation of Shares. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 p.m. central time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. central time will be processed using the next day's net asset value.

o Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC. Purchase orders and redemption requests will be executed at the price next determine after the order or request is received in good order by MEMBERS Mutual Funds.

o Execution of Requests. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by MEMBERS Mutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

o Telephone Transactions. For your protection, telephone request may be recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired (if pre-authorized) to a credit union or other financial institution account.


o Internet Transactions. For your protection, you will need your social security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. MEMBERS Mutual Funds is not responsible for any losses that may occur to any account due to unauthorized access.



o Exchanges. Within an account, you may exchange shares of one fund for shares of the same class of any other fund, generally without paying any additional sales charge. (Certain exchanges will incur additional sales charges; see the SAI for more information on the exchange privilege). With the exception of the Cash Reserves Fund, only five exchanges are allowed per fund in a calendar year. If you establish a Systematic Exchange Program (see page 32) those exchanges are not included in this exchange limit policy. Class B Shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.

o Householding. To save time, money and resources, MEMBERS Mutual Funds intends to send only one copy of its reports to a household regardless of the number of investors at the household or the number of accounts held. However, any investor can obtain additional reports upon request to MEMBERS Mutual Funds.

o Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This will take up to ten business days after the purchase.

o Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


o Small Accounts (Non-retirement Only). We reserve the right, and currently intend, to close any account (excluding systematic investment program accounts) that has had a balance of less than $1,000 for 18 consecutive months. Your account will not be closed if its drop in value is due to fund performance or the effects of sales charges. We will mail you the proceeds if your account is closed.


o Market Timing. To protect the interests of other investors in the fund, a fund may refuse any exchange order and may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Distributions and Taxes

The funds generally distribute most or all of their net earnings in the form of dividends and capital gains.

                           Timing of Dividend Payments


             Fund                  Dividends Declared             Dividends Paid
         Cash Reserves                    Daily                       Monthly
             Bond                         Daily                       Monthly
           Balanced                      Monthly                      Monthly
          High Income                     Daily                       Monthly
       Growth and Income                Quarterly                    Quarterly
     Capital Appreciation               Annually                     Annually
            Mid-Cap                     Annually                     Annually
        Emerging Growth                 Annually                     Annually
      International Stock               Annually                     Annually


Dividend Reinvestments. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if, for any reason, the check is not deliverable, your dividends will be reinvested and no interest will be paid on amounts represented by the check.

Taxability of Distributions. Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Any time you sell or exchange shares, it may result in you owing taxes. You are responsible for any tax liabilities generated by your transactions. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. For more information on taxes generally, please refer to the SAI.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event to you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional Investor Services


Systematic Investment Program. You can set up regular investments from your paycheck or credit union or other financial institution account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate the program at any time. Investments must be made at least once each quarter and can be as little as $50 per transaction ($50 minimum per fund), please see the table on page 22. Systematic investments may be transacted twice monthly, monthly, bimonthly or quarterly. To take advantage of the systematic investment program, simply complete the appropriate parts of your account application or work with your financial representative.

Systematic Withdrawal Program. If your account balance is at least $5,000, you can make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. To begin taking advantage of the systematic withdrawal program with an existing account, contact your financial representative or MEMBERS Mutual Funds at 1-800-877-6089. On B Share accounts no CDSC will be charged on systematic withdrawals that are limited annually to no more than 12% of your account's value.


Systematic Exchange Program. If your account balance is at least $5,000, you can exchange your shares for the same class of shares of other MEMBERS Mutual Funds under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchanges, and you can terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or work with your financial representative.


Retirement Plans. Shares of MEMBERS Mutual Funds can be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, SIMPLE plans, code section 457 deferred compensation plans, and other pension and profit-sharing plans. Using these plans, you can open an account with either a minimum initial investment of $1,000 or by setting up a systematic investment program. To find out more, call a shareholder services representative at 1-800-877-6089.

PORTFOLIO MANAGEMENT

The investment adviser for MEMBERS Mutual Funds is MEMBERS Capital Advisors, Inc., (formerly CIMCO Inc.) 5910 Mineral Point Road, Madison, WI 53701-0391. MEMBERS Capital Advisors was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). MEMBERS Capital Advisors has over $8 billion of assets under management. MEMBERS Capital Advisors employs a team approach in the management of all the funds. The Cash Reserves, Bond, Balanced, Growth and Income, and Capital Appreciation Funds are managed by teams of portfolio managers employed by MEMBERS Capital Advisors.

As payment for its services as the investment adviser for the MEMBERS Mutual Funds, MEMBERS Capital Advisors receives a management fee based upon the assets of each fund. The management fee paid to MEMBERS Capital Advisors is computed and accrued daily and paid monthly, at the following annual rates:

         Cash Reserves Fund                                   0.40%
         Bond Fund                                            0.50%
         Balanced Fund                                        0.65%
         High Income Fund                                     0.55%
         Growth and Income Fund                               0.55%
         Capital Appreciation Fund                            0.75%
         Mid-Cap Fund                                         0.95%
         Emerging Growth Fund                                 0.75%
         International Stock Fund                             1.05%

MEMBERS Capital Advisors manages the assets of the High Income Fund, Mid-Cap Fund, Emerging Growth Fund and International Stock Fund using a "manager of managers" approach under which MEMBERS Capital Advisors may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more "specialist" subadvisers. MEMBERS Capital Advisors selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MEMBERS Capital Advisors does not expect frequent changes in subadvisers.

MEMBERS Capital Advisors monitors the performance of each subadviser to the extent that it deems it appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the MEMBERS Mutual Funds board that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and MEMBERS Capital Advisors received an order of the Commission that permits the MEMBERS Mutual Funds board to employ particular subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.

As of the date of this prospectus, Massachusetts Financial Services Company ("MFS") is the only subadviser managing the assets of the High Income Fund and the Emerging Growth Fund. MFS also serves as investment adviser to each of the funds in the MFS family of funds, America's oldest mutual fund organization. Net assets under the management of the MFS organization were about $141 billion on behalf of over 5 million investor accounts as of December 31, 2000. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada.

As of the date of this prospectus, Wellington Management Company, LLP ("Wellington Management") is the only subadvisor managing the small-cap portion of the assets within Mid-Cap Fund. Wellington Management is a limited liability partnership that traces its origins to 1928. Wellington Management provides investment services to investment companies employee benefit plans, endowments, foundations, and other institutions and had over $274 billion in assets under management as of December 31, 2000.

Stephen T. O'Brien, CFA is the Portfolio Manager from Wellington Management primarily responsible for the Mid-Cap Fund. Mr. O'Brien joined Wellington Management in 1983 and has over 29 years of investment experience.

As of the date of this prospectus, Lazard Asset Management ("Lazard") is the only subadviser managing the assets of the International Stock Fund. Lazard began managing separate account international equity portfolios in 1985. Lazard has over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York based division of Lazard Freres & Co. LLC (Lazard Freres) a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking brokerage and related services. Lazard Freres established Lazard as its investment management division and registered it with the Commission as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) Gmblt, based in Frankfurt, Lazard Japan Asset Management KK, based in Tokyo, Lazard Asset Management Egypt, based in Cairo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard Freres. Lazard also works closely with Lazard Freres Gestion-Banque, based in Paris, which is affiliated with Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $71.1 billion as of December 31, 2000.


Use of Certain Brokers


MEMBERS Capital Advisors may use brokerage firms that market the funds' shares or are affiliated with companies in the CUNA Mutual Group to execute portfolio trades for the funds, but only when MEMBERS Capital Advisors believes that no other firm offers a better combination of quality execution (i.e., timeliness and completeness), favorable price and value of research services.


Compensation of Brokers and their Representatives


The MEMBERS Mutual Funds pay compensation to CUNA Brokerage for selling the funds' shares. CUNA Brokerage passes along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges (front-end sales charges for Class A Shares and CDSCs for Class B Shares) and from 12b-1 fees (for Class B Shares) that are paid by you, the investor, out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The sales charges and 12b-1 fees paid by investors are detailed in the section "Your Account -Sale Charges," page 25. The portions of these expenses that are reallowed to CUNA Brokerage are shown in the table below. From time to time, MEMBERS Capital Advisors, at its discretion, may reallow the entire sales charge as part of a sales promotion program.


Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and interest expenses.

             Amount of                            Type                     Sales Charge                    Maximum
             Purchase                              of                         Paid by                    Reallowance
              Payment                             Fund                       Investors                  or Commission

              CLASS A
           $0 to $49,999                     Equity funds(1)                   5.3%                         5.0%
                                             Income funds(2)                   4.3%                         4.0%

        $50,000 to $99,999                   Equity funds(1)                   4.3%                         4.0%
                                             Income funds(2)                   3.8%                         3.5%
       $100,000 to $249,999                     All funds                      3.3%                         3.0%
       $250,000 to $499,999                     All funds                      2.3%                         2.0%
       $500,000 to $999,999                     All funds                      1.9%                         1.7%
       More than $1,000,000                     All funds                      1.0%(3)                      0.8%(4)

              CLASS B
            All amounts                         All funds                      4.5%(5)                      4.0%


(1)  Cash  Reserves Fund,  Balanced  Fund,  Growth  and  Income  Fund,   Capital
     Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
(2)  Bond Fund and High Income Fund.
(3)  Maximum CDSC on A Shares sold without payment of sales charges.
(4) The maximum reallowance or commission on A share purchases over $3,000,000 is 0.5%.
(5)  Maximum CDSC on B Shares.


FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The Mid-Cap Fund has a minimal period of performance and therefore does not appear in the financial highlights. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period


                                                                     Class A                                    Class B

                                                   Year Ended    Year Ended   Inception(a) to Year Ended  Year Ended Inception(a) to
                                                   10/31/2000    10/31/1999    10/31/1998     10/31/2000   10/31/1999    10/31/1998
CASH RESERVES FUND                                 ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period               $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Income from Investment Operations:
      Net investment income                              0.06          0.05          0.04          0.05          0.04          0.03
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 0.06          0.05          0.04          0.05          0.04          0.03
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Less Distributions:
      Distributions from net investment income          (0.06)        (0.05)        (0.04)        (0.05)        (0.04)        (0.03)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.06)        (0.05)        (0.04)        (0.05)        (0.04)        (0.03)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                            --            --            --            --            --            --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return+                                            5.77%         4.60%         4.21%(1)      4.97%         3.81%      3.50%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $    5,104    $    4,481    $    4,339    $    2,865    $    3,501    $      894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           2.07%         2.63%         4.76%(2)      2.82%         3.38%      5.51%(2)
   After reimbursement of expenses by Advisor            0.55%         0.55%         0.55%(2)      1.30%         1.30%      1.30%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor           4.09%         2.33%         0.67%(2)      3.34%         1.84%    (0.08)%(2)
   After reimbursement of expenses by Advisor            5.61%         4.41%         4.88%(2)      4.86%         3.92%      4.13%(2)


BOND FUND

Net Asset Value, Beginning of Period               $     9.74    $    10.14    $    10.00    $     9.75    $    10.14    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Income from Investment Operations:
      Net investment income                              0.63          0.51          0.45          0.55          0.44          0.39
      Net realized and unrealized gain (loss)
        on investments                                  (0.17)        (0.35)         0.14         (0.17)        (0.35)         0.14
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 0.46          0.16          0.59          0.38          0.09          0.53
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Less Distributions:
      Distributions from net investment income          (0.63)        (0.51)        (0.45)        (0.55)        (0.44)        (0.39)
      Distributions from capital gains                     --         (0.05)           --            --         (0.04)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.63)        (0.56)        (0.45)        (0.55)        (0.48)        (0.39)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value              (0.17)        (0.40)         0.14         (0.17)        (0.39)         0.14
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     9.57    $     9.74     $   10.14    $     9.58    $     9.75    $    10.14
                                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return+                                            4.89%         1.60%         6.08%(1)      4.10%         0.94%      5.36%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   13,279    $    7,991    $    4,797    $   10,982    $    7,508    $    2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.66%         2.02%         4.83%(2)      2.41%         2.77%      5.58%(2)
   After reimbursement of expenses by Advisor            0.90%         0.90%         0.60%(2)      1.65%         1.65%      1.35%(2)
Ratios of net investment income to average
  net assets:
   Before reimbursement of expenses by Advisor           5.76%         4.06%         1.14%(2)      5.01%         3.46%      0.39%(2)
   After reimbursement of expenses by Advisor            6.52%         5.18%         5.37%(2)      5.77%         4.58%      4.62%(2)
Portfolio Turnover                                        366%          725%           95%          366%          725%        95%


(1) Not annualized.
(2) Annualized.
 +  Total return without  applicable sales charge.
(a) Fund commenced investment operations on December 29, 1997.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                                                     Class A                                    Class B

                                                   Year Ended    Year Ended  Inception(a) to Year Ended   Year Ended Inception(a) to
BALANCED FUND                                      10/31/2000    10/31/1999    10/31/1998    10/31/2000    10/31/1999    10/31/1998
                                                   ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period               $    12.05    $    10.68    $    10.00    $    12.05    $    10.68    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income                              0.34          0.27          0.21          0.25          0.18          0.14
      Net realized and unrealized gain (loss)
        on investments                                   0.69          1.38          0.68          0.69          1.38          0.68
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 1.03          1.65          0.89          0.94          1.56          0.82
   Less Distributions:
      Distributions from net investment income          (0.35)        (0.27)        (0.21)        (0.25)        (0.18)        (0.14)
      Distributions from capital gains                  (0.08)        (0.01)           --         (0.08)        (0.01)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.43)        (0.28)        (0.21)        (0.33)        (0.19)        (0.14)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                          0.60          1.37          0.68          0.61          1.37          0.68
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $    12.65    $    12.05    $    10.68    $    12.66    $    12.05    $    10.68
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                            8.67%        15.58%         8.92%(1)      7.93%        14.72%      8.24%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   27,088    $   15,297    $   15,670    $   63,669    $   31,263    $    7,440
Ratios of expenses to average net assets:
   Before reimbursement of expense  by Advisor           1.28%         1.47%         3.40%(2)      2.03%         2.22%      4.15%(2)
   After reimbursement of expenses by Advisor            1.10%         1.10%         1.10%(2)      1.85%         1.85%      1.85%(2)
Ratios of net investment income (loss) to average
  net assets:
   Before reimbursement of expenses by Advisor           2.65%         1.99%         0.23%(2)      1.90%         1.25%    (0.52)%(2)
   After reimbursement of expenses by Advisor            2.83%         2.36%         2.53%(2)      2.08%         1.62%      1.78%(2)
Portfolio Turnover                                        187%          349%           60%          187%          349%           60%




HIGH INCOME FUND

Net Asset Value, Beginning of Period               $     8.88    $     8.85    $    10.00    $     8.90    $     8.85    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income                              0.81          0.80          0.61          0.75          0.74          0.55
      Net realized and unrealized gain (loss)
           on investments                               (0.86)         0.06         (1.15)        (0.86)         0.06         (1.15)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                (0.05)         0.86         (0.54)        (0.11)         0.80         (0.60)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income          (0.81)        (0.80)        (0.61)        (0.75)        (0.74)        (0.55)
      Distributions from capital gains                     --         (0.03)           --            --         (0.01)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.81)        (0.83)        (0.61)        (0.75)        (0.75)        (0.55)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value              (0.86)         0.03         (1.15)        (0.86)         0.05         (1.15)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     8.02    $     8.88    $     8.85    $     8.04    $     8.90    $     8.85
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                           (0.81)%        9.69%        (5.78)%(1)    (1.54)%        9.02%    (6.39)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $    8,394    $    7,879    $    6,045    $   12,271    $    9,399    $    3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.62%         1.97%         3.52%(2)      2.37%         2.72%      4.27%(2)
   After reimbursement of expenses by Advisor            1.00%         1.00%         1.00%(2)      1.75%         1.75%      1.75%(2)
Ratios of net investment income to average
  net assets:
   Before reimbursement of expenses by Advisor           8.78%         7.75%         4.95%(2)      8.03%         7.16%      4.20%(2)
   After reimbursement of expenses by Advisor            9.40%         8.72%         7.47%(2)      8.65%         8.13%      6.72%(2)
Portfolio Turnover                                         41%           48%           56%           41%           48%           56%

(1) Not annualized.
(2) Annualized.
 +  Total return without  applicable sales charge.
(a) Fund commenced  investment operations on December 29, 1997.


Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                     Class A                                    Class B

                                                   Year Ended    Year Ended  Inception(a) to Year Ended  Year Ended  Inception(a) to
GROWTH AND INCOME FUND                             10/31/2000    10/31/1999     10/31/1998    10/31/2000   10/31/1999     10/31/1998
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period               $    13.21    $    10.88    $    10.00    $    13.18    $    10.88    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income (loss)                       0.07(b)       0.09          0.07         (0.03)(b)     (0.01)         0.01
      Net realized and unrealized gain
       on investments                                    0.84          2.33          0.89          0.84          2.33          0.89
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 0.91          2.42          0.96          0.81          2.32          0.90
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income          (0.04)        (0.09)        (0.07)        (0.01)           --         (0.01)
      Distributions from capital gains                  (0.02)           --            --         (0.02)        (0.02)           --
      Distributions in excess of net
        investment income                                  --            --         (0.01)           --            --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.06)        (0.09)        (0.08)        (0.03)        (0.02)        (0.02)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                          0.85          2.33          0.88          0.78          2.30          0.88
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $    14.06    $    13.21    $    10.88    $    13.96    $    13.18    $    10.88
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                            6.90%        22.33%         9.57%(1)      6.13%        21.32%      8.97%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   46,994    $   25,646    $   11,169    $  106,792    $   55,856    $   14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.07%         1.25%         2.41%(2)      1.82%         2.00%      3.16%(2)
   After reimbursement of expenses by Advisor            1.00%         1.00%         1.00%(2)      1.75%         1.75%      1.75%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor           0.47%         0.35%        (0.60)%(2)    (0.28)%       (0.40)%   (1.35)%(2)
   After reimbursement of expenses by Advisor            0.54%         0.60%         0.81%(2)     (0.21)%       (0.15)%     0.06%(2)
Portfolio Turnover                                         14%           19%            5%           14%           19%            5%




CAPITAL APPRECIATION FUND
Net Asset Value, Beginning of Period               $    13.70    $    11.04    $    10.00    $    13.54    $    10.98    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income (loss)                      (0.03)(b)     (0.00)*        0.01         (0.15)(b)     (0.12)        (0.02)
      Net realized and unrealized gain
       on investments                                    2.78          2.68          1.04          2.75          2.68          1.01
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 2.75          2.68          1.05          2.60          2.56          0.99
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income             --            --            --            --            --            --
      Distributions from capital gains                  (0.01)        (0.02)           --         (0.01)           --            --
      Distributions in excess of net investment
        income                                             --            --         (0.01)           --            --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.01)        (0.02)        (0.01)        (0.01)           --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                          2.74          2.66          1.04          2.59          2.56          0.98
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $    16.44    $    13.70    $    11.04    $    16.13    $    13.54    $    10.98
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                           20.12%        24.29%        10.51%(1)     19.25%        23.32%      9.91%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   35,889    $   13,262    $   13,410    $   57,082    $   23,563    $    7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.37%         1.71%         3.28%(2)      2.12%         2.46%      4.03%(2)
   After reimbursement of expenses by Advisor            1.20%         1.20%         1.20%(2)      1.95%         1.95%      1.95%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor          (0.44)%       (0.68)%       (1.97)%(2)    (1.19)%       (1.46)%   (2.72)%(2)
   After reimbursement of expenses by Advisor           (0.27)%       (0.05)%        0.11%(2)     (1.02)%       (1.03)%   (0.64)%(2)
Portfolio Turnover                                         18%           68%           10%           18%           68%           10%

(1) Not annualized.
(2) Annualized.
 +  Total return without applicable sales charge.
(a) Fund commenced investment operations on December 29, 1997.
(b) Calculated based on average shares outstanding.
 *  Amount represents less than $(0.01).

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                          Class A                     Class B

                                                                       Inception(a) to             Inception(a) to
EMERGING GROWTH FUND                                                     10/31/2000                  10/31/2000
                                                                      ---------------              ---------------
Net Asset Value, Beginning of Period                                  $      10.00                  $      10.00
                                                                      ------------                  ------------
   Income from Investment Operations:
      Net investment income                                                  (0.02)(c)                     (0.06)(c)
      Net realized and unrealized loss on investments                        (2.11)                        (2.11)
                                                                      ------------                  ------------
        Total from investment operations                                     (2.13)                        (2.17)
                                                                      ------------                  ------------

Net decrease in net asset value                                              (2.13)                        (2.17)
                                                                      ------------                  ------------
Net Asset Value, End of Period                                        $       7.87                  $       7.83
                                                                      ============                  ============

Total Return+                                                               (21.30)%(1)                   (21.70)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                  $     20,731                  $      8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                                1.75%(2)                      2.50%(2)
   After reimbursement of expenses by Advisor                                 1.20%(2)                      1.95%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                               (0.97)%(2)                    (1.72)%(2)
   After reimbursement of expenses by Advisor                                (0.42)%(2)                    (1.17)%(2)
Portfolio Turnover                                                             151%                          151%



                                                   Year Ended   Year Ended   Inception(b) to Year Ended   Year Ended  Inception(b)to
                                                   10/31/2000    10/31/1999   10/31/1998     10/31/2000    10/31/1999    10/31/1998
INTERNATIONAL STOCK FUND                           ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period               $    11.45    $    10.34    $    10.00    $    11.38    $    10.28    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income (loss)                       0.04(c)       0.14          0.08         (0.03)(c)      0.05          0.03
      Net realized and unrealized gain (loss)
        on investments                                  (0.98)         1.56          0.27         (0.98)         1.56          0.26
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                (0.94)         1.70          0.35         (1.01)         1.61          0.29
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income          (0.14)        (0.14)        (0.01)        (0.07)        (0.05)        (0.01)
      Distributions from capital gains                  (0.82)        (0.45)           --         (0.82)        (0.46)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.96)        (0.59)        (0.01)        (0.89)        (0.51)        (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value              (1.90)         1.11          0.34         (1.90)         1.10          0.28
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     9.55    $    11.45    $    10.34    $     9.48    $    11.38    $    10.28
                                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return+                                           (9.29)%       17.00%         3.60%(1)     (9.92)%       16.09%      2.90%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   32,071    $   33,214    $   27,656    $    5,497    $    3,326    $    1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           2.06%         2.18%         2.76%(2)      2.81%         2.93%      3.51%(2)
   After reimbursement of expenses by Advisor            1.60%         1.60%         1.60%(2)      2.35%         2.35%      2.35%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor          (0.03)%        0.72%        (0.01)%(2)    (0.78)%        0.05%    (0.76)%(2)
   After reimbursement of expenses by Advisor            0.43%         1.30%         1.15%(2)     (0.32)%        0.63%      0.40%(2)
Portfolio Turnover                                        117%           57%           60%          117%           57%           60%


(1) Not annualized.
(2) Annualized.
 +  Total return without applicable sales charge.
(a) Fund commenced investment operations on February 29, 2000.
(b) Fund commenced investment operations on December 29, 1997.
(c) Calculated based on average shares outstanding.

                                   APPENDIX A
                                     CHART 1

                       Investment Adviser Past Performance


The performance data set forth below relates to the historic performance of the similarly managed funds of the Ultra Series Fund ("USF") for the periods indicated. The USF are a series of variable insurance products funds that have investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Mutual Funds. They have been managed by members of MEMBERS Capital Advisors' portfolio management team or sub-advisers who also manage the MEMBERS Mutual Funds. Similar performance data is also set forth below regarding the MFS(R) High Income Fund and MFS Emerging Growth Fund. The MFS(R) High Income and Emerging Growth funds are open-ended mutual funds that are managed by the same portfolio management team that provides subadvisory services for the MEMBERS High Income Fund and MEMBERS Emerging Growth Fund. The investment objectives, policies, strategies and risks are substantially similar between the MFS and MEMBERS Mutual Funds. The performance data is provided to illustrate the past performance of the investment teams in managing substantially similar investment portfolios and does not represent the performance of the MEMBERS Mutual Funds. Investors should not consider this performance data as an indication of future performance of the MEMBERS Mutual Funds.


The performance data was calculated after deducting all fees and charges actually incurred by the USF and MFS(R) Funds. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates and MFS absorbed certain expenses for the funds. If the funds paid these expenses, the performance shown would have been less favorable.


                   Ultra Series Money Market Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Money Market Fund. Total returns are as follows:

 1991             5.36%             1996             4.72%
 1992             3.05%             1997             5.01%
 1993             2.86%             1998             5.00%
 1994             3.34%             1999             4.69%
 1995             5.21%             2000             5.86%

                          Average Annual Total Returns
                            (As of December 31, 2000)

                             One-Year     Five-Year    Ten-Year
USF Money Market Fund          5.86%        5.06%        4.51%

90-day U.S. Treasury Bill      5.97%        5.23%        4.85%

               Best Calendar Quarter:       2Q '90      1.92%
               Worst Calendar Quarter:      2Q '93      0.60%


                       Ultra Series Bond Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Bond Fund. Total returns are as follows:

 1991            14.70%             1996             2.86%
 1992             6.47%             1997             7.45%
 1993             8.87%             1998             6.18%
 1994            -3.06%             1999             0.73%
 1995            16.37%             2000             8.11%

                          Average Annual Total Returns
                            (As of December 31, 2000)

                          One-Year      Five-Year      Ten-Year
USF Bond Fund               8.11%          5.03%          6.72%

Lehman Bros. Int. Gov./
   Credit Bond Index       10.12%          6.11%          7.35%

               Best Calendar Quarter:       2Q '95      5.30%
               Worst Calendar Quarter:      1Q '94     -2.50%


                     Ultra Series Balanced Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Balanced Fund. Total returns are as follows:

 1991            18.53%             1996            10.79%
 1992             6.85%             1997            16.87%
 1993            10.47%             1998            13.40%
 1994            -0.46%             1999            14.49%
 1995            22.27%             2000             3.86%

                          Average Annual Total Returns
                            (As of December 31, 2000)

                          One-Year       Five-Year      Ten-Year
USF Balanced Fund           3.86%         11.79%         11.51%

Blended Index*              0.74%         11.66%         11.63%

               Best Calendar Quarter:       4Q '98        11.43%
               Worst Calendar Quarter:      3Q '90        -5.69%

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government and Corporate Bond Index (40%) and 90-day U.S. Treasury Bills (15%).


                       MFS(R) High Income Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the MFS High Income Fund. Total returns are as follows:

 1991            48.90%             1996            12.56%
 1992            17.05%             1997            12.86%
 1993            19.41%             1998             0.98%
 1994            -2.63%             1999             7.00%
 1995            17.15%             2000            -7.04%

                          Average Annual Total Returns
                            (As of December 31, 2000)

                          One-Year       Five-Year    Ten-Year
MFS(R) High Income
   Fund Class A            -7.04%          5.00%         11.72%

Lehman Brothers
   High Yield Index        -5.86%          4.28%         11.17%

               Best Calendar Quarter:       1Q '91      20.69%
               Worst Calendar Quarter:      3Q '90      -9.21%


              Ultra Series Growth and Income Stock Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Growth and Income Stock Fund. Total returns are as follows:

 1991            25.66%             1996            22.02%
 1992             7.66%             1997            31.42%
 1993            13.77%             1998            17.92%
 1994             1.42%             1999            17.95%
 1995            31.75%             2000             0.82%

                          Average Annual Total Returns
                            (As of December 31, 2000)

                          One-Year       Five-Year      Ten-Year
USF Growth and
   Income Stock Fund        0.82%         17.60%         16.55%

S&P 500
   (Large Cap Index)       -9.10%         18.33%         17.46%

               Best Calendar Quarter:       4Q '98       17.81%
               Worst Calendar Quarter:      3Q '90      -13.69%


            Ultra Series Capital Appreciation Stock Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Capital Appreciation Stock Fund. Total returns are as follows:


 1994(1)          5.44%             1998            20.90%
 1995            30.75%             1999            25.19%
 1996            21.44%             2000             4.28%
 1997            31.57%

(1) The fund began operations on January 3, 1994. 1994 data is for the period of January 3 through December 31, 1994.

                          Average Annual Total Returns
                            (As of December 31, 2000)

                            One-Year      Five-Year    Ten-Year
USF Capital Appre-
   ciation Stock Fund         4.28%        20.32%          N/A

S&P 1500 Super-Composite
   Index                     -6.98%        18.13%          N/A

               Best Calendar Quarter:       4Q '98       20.84%
               Worst Calendar Quarter:      3Q '98      -12.04%


                     MFS(R) Emerging Growth Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the MFS Emerging Growth Fund. Total returns are as follows:


 1993             7.38%             1997            20.64%
 1994             4.84%             1998            24.49%
 1995            41.17%             1999            50.08%
 1996            14.78%             2000           -25.38%

                          Average Annual Total Returns
                            (As of December 31, 2000)

                            One-Year      Five-Year    Ten-Year
MFS(R) Emerging Growth
   Fund Class A              -25.38%       14.06%        22.15%
S&P 500 Index                 -9.10%       18.33%        17.46%
Russell 2000 Index            -3.02%       10.31%        15.53%

               Best Calendar Quarter:       4Q '99       35.91%
               Worst Calendar Quarter:      4Q '00      -22.81%


                Ultra Series Fund Mid-Cap Stock Fund Performance

                                  Total Return
                                 Last Ten Years

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for the Mid-Cap Stock Fund. Total returns are as follows:


 Since Inception      22.79%             2000            23.85%


                          Average Annual Total Returns
                            (As of December 31, 2000)

                            One-Year      Five-Year    Ten-Year
USF Mid-Cap Stock Fund       23.85%          N/A           N/A
S&P 400 Midcap Index         17.51%        20.41%        19.86%
Russell Midcap Index          8.25%        16.69%        18.28%

               Best Calendar Quarter:       4Q '99      13.57%
               Worst Calendar Quarter:      3Q '99      -4.39%

                                     CHART 2

                    Expenses After Waivers and Reimbursements

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated with the expenses charged after waivers and reimbursements. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%.

Assuming operating expenses after expense waivers and reimbursements and that you redeemed your entire investment at the end of each period:

                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10

Cash Reserves                   583        697         821        1183         582         762        913        1264
Bond                            518        705         907        1490         618         870       1097        1661
Balanced                        636        861        1104        1799         638         932       1201        1881
High Income                     528        735         959        1602         628         901       1149        1771
Growth and Income               627        832        1053        1690         628         901       1149        1771
Capital Appreciation            646        891        1155        1907         648         962       1252        1989
Mid-Cap                         665        950        1255        2121         668        1023       1354        2203
Emerging Growth                 646        891        1155        1907         648         962       1252        1989
International Stock             684       1008        1355        2329         688        1083       1455        2412



Assuming operating expenses after expense waivers and reimbursements and that you did not redeem your entire investment at the end of each period:

                                               Class A                                        Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10

Cash Reserves                   583        697         821        1183         132        412         713        1264
Bond                            518        705         907        1490         168        520         897        1661
Balanced                        636         861       1104        1799         188        582        1001        1881
High Income                     528        735         959        1602         178        551         949        1771
Growth and Income               627        832        1053        1690         178        551         949        1771
Capital Appreciation            646        891        1155        1907         198        612        1052        1989
Mid-Cap                         665        950        1255        2121         218        673        1154        2203
Emerging Growth                 646        891        1155        1907         198        612        1052        1989
International Stock             684       1008        1355        2329         238        733        1255        2412



The following documents contain more information about the funds and are available free upon request:

Statement  of  Additional   Information  (SAI).  The  SAI  contains   additional
information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting documents. You may request a free copy of the SAI and these reports, make shareholder inquiries or request further information about the funds either by contacting your financial representative or by contacting the funds at:


                              MEMBERS Mutual Funds
                                 P. O. Box 8390
                              Boston, MA 02266-8390
                            Telephone: 1-800-877-6089
                         Internet: www.membersfunds.com


Public Information. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.


                                                              Investment Company
                                                              File No. 811-08261

                       STATEMENT OF ADDITIONAL INFORMATION



                              MEMBERS Mutual Funds
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705






This is not a prospectus. This statement of additional information should be read in conjunction with the prospectus for the MEMBERS Mutual Funds, which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, dated February 2000, call 1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390.



















                                February 28, 2001

TABLE OF CONTENTS                                                         Page


GENERAL INFORMATION.........................................................1

INVESTMENT PRACTICES........................................................1
         Lending Portfolio Securities.......................................1
         Restricted and Illiquid Securities.................................1
         Options on Securities and Securities Indices.......................2
         Futures Contracts and Options on Futures Contracts.................4
         Foreign Transactions...............................................6
         Certain Bond Fund Practices.......................................12
         Lower-Rated Corporate Debt Securities.............................12
         Other Debt Securities.............................................13
         Convertible Securities............................................15
         Repurchase Agreements.............................................15
         Reverse Repurchase Agreements.....................................15
         Government Securities.............................................16
         Forward Commitment and When-Issued Securities.....................16
         Mortgage-Backed and Asset-Backed Securities.......................17
         Other Securities Related to Mortgages.............................17
         Real Estate Investment Trusts.....................................20
         Practices that are Authorized but not Presently Employed..........20
         Types of Investment Risk..........................................21
         Higher-Risk Securities and Practices..............................22

INVESTMENT LIMITATIONS.....................................................26

TEMPORARY DEFENSIVE POSITIONS..............................................27

PORTFOLIO TURNOVER.........................................................27

MANAGEMENT OF THE TRUST....................................................28
         Trustees and Officers.............................................28
         Trustee Compensation..............................................29

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST.............30

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES............30

PORTFOLIO MANAGEMENT.......................................................31
         The Management Agreement with MEMBERS Capital Advisors, Inc.......31
         MEMBERS Capital Advisors, Inc.....................................32
         The Management Agreements with Subadvisers........................33
         The Subadviser for the High Income Fund...........................33
         The Subadviser for the Mid-Cap Fund...............................34
         The Subadviser for the Emerging Growth Fund.......................34
         The Subadviser for the International Stock Fund...................34

DISTRIBUTION (12b-1) PLANS AND AGREEMENT...................................35

TRANSFER AGENT.............................................................36

CUSTODIAN..................................................................36

INDEPENDENT AUDITORS.......................................................36

BROKERAGE..................................................................37

HOW SECURITIES ARE OFFERED.................................................38
         Shares of Beneficial Interest.....................................38
         Voting Rights.....................................................39
         Limitation of Shareholder Liability...............................39
         Limitation of Trustee and Officer Liability.......................40
         Limitation of Interseries Liability...............................40

MORE ABOUT PURCHASING AND SELLING SHARES...................................40
         Offering Price....................................................40
         Initial Sales Charge on Class A Shares............................40
         Deferred Sales Charge on Class B Shares...........................42
         Special Redemptions...............................................44

NET ASSET VALUE OF SHARES..................................................44
         Cash Reserves Fund................................................45
         Valuation Procedures..............................................45

ADDITIONAL INVESTOR SERVICES AND PROGRAMS..................................46
         Systematic Investment Program.....................................46
         Systematic Withdrawal Program.....................................47
         Exchange Privilege and Systematic Exchange Program................47
         Reinstatement or Reinvestment Privilege...........................48

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................48
         Options and Futures Transactions..................................51
         Straddles.........................................................51
         Distributor.......................................................52

CALCULATION OF YIELDS AND TOTAL RETURNS....................................52
         Cash Reserves Fund Yields.........................................52
         Other Fund Yields.................................................54
         Average Annual Total Returns......................................54
         Other Total Returns...............................................55

LEGAL COUNSEL..............................................................55

FINANCIAL STATEMENTS.......................................................55

GENERAL INFORMATION


The MEMBERS Mutual Funds (the "Trust") is an investment company consisting of nine separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s). Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The nine funds are: Cash Reserves, Bond, Balanced, High Income, Growth and Income, Capital Appreciation, Mid-Cap, Emerging Growth and International Stock.


The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. As a Delaware business trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES


MEMBERS Mutual Funds is a diversified open-end management investment company consisting of nine individual investment portfolios or funds, each with its own investment objective and policies. The prospectus describes the investment objective and policies of each of the nine funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.


Lending Portfolio Securities


All funds, except the Cash Reserves Fund, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.), to be creditworthy and will not be made unless, in MEMBERS Capital Advisors' judgment, the consideration to be earned from such loans would justify the risk.


Restricted and Illiquid Securities


Each fund may invest in illiquid securities up to the percentage limits described on page 25 (Higher risk securities and practice table). MEMBERS Capital Advisors or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.


Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Trust's board of trustees or by the Investment Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the International Stock Fund and the High Income Fund of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

Options on Securities and Securities Indices

Writing  Options.  All of the funds  (except the Cash  Reserves  Fund) may write
(sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

The funds (other than the Cash Reserves Fund) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. The funds (other than the Cash Reserves Fund) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Yield Curve Options. The Bond, Balanced, and High Income Funds may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Bond, Balanced, or High Income Funds will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The funds (other than the Cash Reserves Fund) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

The funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund (other than the Cash Reserves Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly (than would otherwise be possible) the effective price, rate of return or currency exchange rate on portfolio securities or securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.


If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates than available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of seeking to increase total return will not exceed 5 percent of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Foreign Transactions

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment on foreign securities is set forth in the prospectus.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs, and foreign money market securities.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). Each of the funds may invest in ADRs, and each of the funds other than the Cash Reserves Fund may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.


Investments in Emerging Markets. The High Income, Emerging Growth and International Stock Funds may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the High Income, Emerging Growth and International Stock Funds' investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MEMBERS Capital Advisors and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.


Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions Generally. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the High Income, Emerging Growth, and International Stock Funds may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The High Income, Emerging Growth, and International Stock Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.


Forward Foreign Currency Exchange Contracts. The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these two funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.


These two funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.


Options on Foreign Currencies. The High Income, Emerging Growth and International Stock Funds may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Stock Index
Futures and Related Options" above for a discussion of the liquidity risks associated with options transactions.


Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The High Income Fund and International Stock Fund may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher Risk Securities and Practices" chart for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The High Income Fund and International Stock Fund may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The High Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The High Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the High Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The High Income Fund only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the High Income Fund or International Stock Fund would be less favorable than it would have been if this investment technique were not used.

Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a sewed account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.

Certain Bond Fund Practices

The Bond, High Income and Balanced Funds (collectively, the "Bond Funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the Bond Fund and Balanced Fund will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the Bond Fund or Balanced Fund in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The High Income Fund may invest all of its assets in non-investment grade securities. See "Non-Investment Grade Securities" below for a description of these securities and their attendant risks and "Ratings" below for a description of the rating categories.

All three Bond Funds may also invest in debt options, interest rate futures contracts, and options on interest rate futures contracts, and may utilize interest rate futures and options to manage the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The Bond Fund and Balanced Fund will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The High Income Fund may invest in non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no Bond Fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

Lower-Rated Corporate Debt Securities


As described in the prospectus, each fund, other than the Cash Reserves Fund, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). (See "Ratings" below for a description of the rating categories.)


An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Other Debt Securities

U.S. Government Securities. All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Each fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.


Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The High Income and Emerging Growth Funds may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.


Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until matured.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the High Income Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The High Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Convertible Securities


The Balanced, High Income, Growth and Income, Capital Appreciation, Mid-Cap, Emerging Growth and International Stock Funds may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.


Repurchase Agreements


Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.


The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

Government Securities

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

Forward Commitment and When-Issued Securities

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage-Backed and Asset-Backed Securities

The Bond, Balanced, High Income and Growth and Income Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


The Cash Reserves Fund and Bond Fund may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the Cash Reserves Fund and Bond Fund may purchase securities issued by pools that are structured, serviced, or otherwise supported by MEMBERS Capital Advisors or its affiliates.


Other Securities Related to Mortgages

Mortgage Pass-Through Securities. The High Income Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The High Income Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The High Income Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The High Income Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The High Income Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the High Income Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.


Mortgage Dollar Rolls. The High Income and Emerging Growth Funds may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


Real Estate Investment Trusts


The Bond, Balanced, High Income, Mid-Cap, Emerging Growth and Growth and Income Funds may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

Practices that are Authorized but not Presently Employed


If any fund invests in options, financial futures, stock index futures and related options, no more than 10% of the fund's total assets will be at risk thereby.


All of the funds may invest in foreign securities, although only the International Stock Fund and the High Income Fund are expected to do so with any regularity. However, all of the funds may, and are expected to, invest in American Depository Receipts ("ADRs") traded on U.S. exchanges. ADRs represent shares of foreign issues traded on foreign exchanges and may have many of the risks associated with foreign securities.

If a fund enters into futures contracts or call options thereon, reverse repurchase agreements, firm commitment agreements or standby commitment agreements, the fund will obtain approval from the Board of Trustees to establish a segregated account with the fund's custodian. The segregated account will hold liquid assets and the cash value of the segregated account will be not less than the market value of the futures contracts and call options thereon, reverse repurchase agreements, firm commitment agreements and standby commitment agreements.

Types of Investment Risk


Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.


Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.

Higher-Risk Securities and Practices
(Security or Practice/Description/Related Risks)

American Depository Receipts (ADRs)

ADRs are receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers.
Generally, ADRs are in registered form and are designed for trading in U.S. markets.

Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).

Asset-Backed Securities

Securities backed by pools of commercial and/or consumer loans such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

Credit, extension, prepayment, and interest rate risks.

Borrowing

The borrowing of money from financial institutions or through reverse repurchase agreements.

Leverage and credit risks.

Emerging Market Securities

Any foreign securities primarily traded on exchanges located in or issued by companies organized or primarily operating in countries that are considered lesser developed than countries like the U.S., Australia, Japan, or those of Western Europe.

Credit, market, currency, information, liquidity, interest rate, valuation, natural event, and political risks.

European and Global Depository Receipts (EDRs and GDRs)

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).

Foreign Money Market Securities

Short-term debt obligations issued either by foreign financial institutions or by foreign branches of U.S. financial institutions or foreign issuers.

Market, currency, information, interest rate, natural event, and political risks.

Foreign Securities

Securities  issued by companies  organized  or whose  principal  operations  are outside the U.S., securities issued by companies whose securities are principally traded outside the U.S., or securities denominated or quoted in foreign currency. The term "foreign securities" includes ADRs, EDRs, GDRs, and foreign money market securities.

Market, currency, information, natural event, and political risks.

Forward Foreign Currency Exchange Contracts

Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

Currency, liquidity, and leverage risks. When used for hedging, also has hedging, correlation, and opportunity risks. When used speculatively, also has speculation risks.

Futures Contracts (including financial futures contracts)

In general, an agreement to buy or sell a specific amount of a commodity, financial instrument, or index at a particular price on a stipulated future date. Financial futures contracts include interest rate futures contracts, securities index futures contracts, and currency futures contracts. Unlike an option, a futures contract obligates the buyer to buy and the seller to sell the underlying commodity or financial instrument at the agreed-upon price and date or to pay or receive money in an amount equal to such price.

Interest rate, currency, market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.

Illiquid Securities

Any investment that may be difficult or impossible to sell within 7 days for the price at which the fund values it.

Liquidity, valuation and market risks.

Mortgage-Backed Securities

Securities backed by pools of mortgages, including passthrough certificates, planned amortization classes (PACs), targeted amortization classes (TACs), collateralized mortgage obligations (CMOs), and when available, pools of mortgage loans generated by credit unions.

Credit, extension, prepayment, and interest rate risks.

Non-Investment Grade Securities

Investing in debt securities rated below BBB/Baa (i.e., "junk" bonds).

Credit, market, interest rate, liquidity, valuation, and information risks.

Options (including options on financial futures contracts)

In general, an option is the right to buy (called a "call") or sell (called a "put") property for an agreed-upon price at any time prior to an expiration date. Both call and put options may be either written (i.e., sold) or purchased on securities, indices, interest rate futures contracts, index futures contracts, or currency futures contracts.

Interest rate, currency, market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.

Repurchase Agreements

The purchase of a security that the seller agrees to buy back later at the same price plus interest.

Credit risk.

Restricted Securities

Securities originally issued in a private placement rather than a public offering. These securities often cannot be freely traded on the open market.

Liquidity, valuation, and market risks.

Reverse Repurchase Agreements

The lending of short-term debt securities; often used to facilitate borrowing.

Leverage and credit risks.

Securities Lending

The lending of securities to financial institutions, which provide cash or government securities as collateral.

Credit risk.

Shares of Other Investment Companies

The purchase of shares issued by other investment companies. These investments are subject to the fees and expenses of both the MEMBERS Mutual Funds and the other investment company.

Market risks and the layering of fees and expenses.

Short-Term Trading

Selling a security soon after purchase or purchasing it soon after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).

Market risk.

Smaller Capitalization Companies

The purchase of securities issued by a company with a market capitalization (i.e., the price per share of its common stock multiplied by the number of shares of common stock outstanding) of less than $1 billion.

Market risk.

When-Issued Securities and Forward Commitments

The purchase or sale of securities for delivery at a future date; market value may change before delivery.

Market, opportunity, and leverage risks.


Higher Risk Securities and Practices Table. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.



                                                                                Growth    Capital             Emerg
                                        Cash                          High       and       Appre              -ing      Int'l
                                       Reserves   Bond   Balanced    Income     Income   -ciation   Mid-Cap   Growth    Stock
Investment Practices
Borrowing; Reverse Repurchase Agreements 30        30        30        30        30        30        30        30        30
Repurchase Agreements                    *         *         *         *         *         *         *         *         *
Securities Lending                       X         30        30        30        30        30        30        30        30
Short-term Trading                       *         *         *         *         *         *         *         *         *
When-Issued Securities;
  Forward Commitments                    25        25        25        25        25        25        25        *         25
Conventional Securities
Shares of Other Investment Companies     10        10**      10**      10**      10**      10**      10**      10**      10**
Non-Investment Grade Securities          X         20        10        *         5         5         5         5         5
Foreign Securities                       25(1)     20        25        50        25        25        25        25        *
Emerging Market Securities               X         10        10        25        X         X         10        10        25
Illiquid Securities(2)                   10        15        15        15        10        10        15        15        15
Restricted Securities                    25**      15        15        30**      10        10        15        15        15
Mortgage-backed Securities               X         50        15        30        10        X         X         0         X
Derivative Securities and Contracts
Options and Futures Contracts
o  Options on Securities or Indices      X         10**      10**      10**      10**      10**      10**      10**      10**
o  Futures Contracts(3)                  X         5**       5**       5**       5**       5**       5**       5**       5**
o  Options on Futures Contracts(3)       X         10**      10**      10**      10**      10**      10**      10**      10**
Forward Foreign Currency Exchange
  Contracts                              X         X         X         10        X         X         10**      10        10**

(1)  U.S. Dollar-denominated foreign money market securities only.
(2)  Numbers in this row refer to net, rather than total, assets.
(3)  Financial futures contracts and related options only.

Legend

30       A number indicates the maximum percentage of total assets (but see note
         2) that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund's annual and semi-annual reports.

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) as through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

(8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:


         Cash Reserves Fund         25%, but limited to U.S. dollar denominated
                                         foreign money market securities
         Bond Fund                  20%
         Balanced Fund              25%
         High Income Fund           50%
         Growth and Income Fund     25%
         Capital Appreciation Fund  25%
         Mid-Cap Fund               25%
         Emerging Growth Fund       25%
         International Stock Fund   100%


(3) purchase any security which is not readily marketable if more than 15% (10% for the Cash Reserves, Growth and Income, and Capital Appreciation Funds) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER

While the Cash Reserves Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because money market instruments have short maturities, the Cash Reserves Fund expects to have a high portfolio turnover, but since brokerage commissions are not customarily charged on money market instruments, a high turnover should not affect the fund's NAV or net investment income.


Each fund (other than the Cash Reserves Fund) will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the Bond, Balanced and Emerging Growth Funds, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the Bond, Balanced and Emerging Growth Funds) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year (excluding turnover of securities having a maturity of one year or less). Conversely, the Bond and Balanced Funds turnover rates are much higher than in past years. The Investment Adviser anticipates that this increased turnover will continue in the future and rates may exceed 100%. The increased turnover results from a more aggressive management style to take fuller advantage of opportunities in the bond market. In the Investment Adviser's view, market illiquidity and dealer risk aversion have distorted traditional trading relationships. More specifically, the turnover has recently exceeded 500% as the Investment Adviser has actively swapped between different bonds it believes are mispriced.


MANAGEMENT OF THE TRUST


MEMBERS Mutual Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The board, from time to time, may include individuals who may be deemed to be affiliated persons of MEMBERS Capital Advisors, the fund's adviser. At all times, however, the majority of board members will not be affiliated with MEMBERS Capital Advisors or the funds.


The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.

Trustees and Officers


-----------------------------------  --------------------------  --------------------------------------------------------
 Name, Address                       Position(s) Held            Principal Occupation
and Age                              with the Fund               During Past Five Years
-----------------------------------  --------------------------  --------------------------------------------------------

Michael S. Daubs*                   Trustee (Chairman)          MEMBERS Capital Advisors, Inc.
 5910 Mineral Point Road            1997 - Present              President, 1982 - Present
Madison, WI 53705
Age - 57                                                        CUNA Mutual Insurance Society
                                                                Chief Officer - Investments, 1990 - Present

                                                                CUNA Mutual Life Insurance Company
                                                                Chief Officer - Investments, 1973 - Present
----------------------------------  --------------------------  ---------------------------------------------------------

Lawrence R. Halverson*              Trustee, President and      MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road             Principal Executive         Senior Vice President, 1996 - Present
Madison, WI 53705                   Officer                     Vice President, 1987 - 1996
Age - 55                            1997 - Present              Secretary, 1992 - Present

                                                                CUNA Brokerage Services, Inc.
                                                                President, 1996 - 1998
----------------------------------  --------------------------  ---------------------------------------------------------

Holly S. Baggot*                    Secretary and Assistant     MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road             Treasurer                   Operations & Administration Manager  - MEMBERS Mutual
Madison, WI 53705                   1999 - Present              Funds, 1998 - Present
Age - 40                                                        Investment Project Mgr. -  Mutual Funds, 1997

                                                                Mayor, City of Madison
                                                                Secretary to Mayor, 1989 - 1997
----------------------------------  --------------------------  ---------------------------------------------------------
Mary E. Hoffmann*                   Treasurer                   MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road             1998 - Present              Product Operations and Finance Manager, 1998 - Present
Madison, WI  53705
Age - 31                                                        CUNA Mutual Insurance Society
                                                                Investment Accounting Supervisor, 1996 - 1998

                                                                McGladrey and Pullen, LLP
                                                                Financial Auditor, 1993 - 1996
----------------------------------  --------------------------  ---------------------------------------------------------
Dan Owens                           Assistant Treasurer         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road             2000 - Present              Investment Operations Manager, 1999 - Present
Madison, WI 53705
Age - 34                                                        AmerUS Capital Management
                                                                Manager, Investment Accounting - Reporting, 1998 to 1999

                                                                AmerUs Life Holdings, Inc.
                                                                Senior Investment Accountant, 1994 - 1998
----------------------------------  --------------------------  ---------------------------------------------------------
Gwendolyn M. Boeke                  Trustee                     Evangelical Lutheran Church in America
2000 Heritage Way                   1997 - Present              (Chicago, Illinois)
Waverly, IA 50677                                               Regional Director, ECLA Foundation, 1990 - Present
Age - 66
----------------------------------  --------------------------  ---------------------------------------------------------

Alfred L. Disrud                    Trustee                     Planned Giving Services
2000 Heritage Way                   1997 - Present              (Waverly, Iowa)
Waverly, IA 50677                                               Owner, 1986 - Present
Age - 79

----------------------------------  --------------------------  ---------------------------------------------------------

Thomas C. Watt                      Trustee                     Vision Development Services, Inc.
2000 Heritage Way                   1997 - Present              Consultant, 1997 - Present
Waverly, IA 50677
Age - 64                                                        MidAmerica Energy Company (Waterloo, Iowa)
                                                                Manager, Business Initiatives, 1987 - 1999

                                                                Midwest Power Systems, Inc. (Waterloo, Iowa)
                                                                District Manager, 1992 - 1997
----------------------------------  --------------------------  ---------------------------------------------------------


* "Interested person" as defined in the 1940 Act.

Trustee Compensation

------------------------- ------------------------ ----------------------------
                           Aggregate Compensation   Total Compensation from
Name of Person, Position         from Trust(1)      Trust and Fund Complex(1)(2)
------------------------- ------------------------ ----------------------------

Michael S. Daubs(3)                   None                     None

Lawrence R. Halverson(3)              None                     None

Gwendolyn M. Boeke                   $4,000                   $8,000

Alfred L. Disrud                     $4,000                   $8,000


Keith S. Noah(4)                     $2,000                   $4,000

Thomas C. Watt                       $4,000                   $8,000

      (1)    Amounts for the fiscal year ending October 31, 2000.
      (2)    "Fund Complex" includes the Trust and the Ultra Series Fund.
      (3)    Non-compensated interested trustee.
      (4)    Mr. Noah resigned his commission on May 9, 2000.


SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to Trustee/directors, officers, and employees of CUNA Mutual Group or any of its affiliated companies (each a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in a CUNA Mutual Group employee's household and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES


Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control each fund. The following table sets forth 5% or more ownership of Class A and B shares of each fund as of January 31, 2001.

Class A:

                                                                              Growth   Capital
                                    Cash                              High     and      Appre-              Emerging    Int'l
           Shareholder              Reserves    Bond    Balanced*    Income   Income   ciation    Mid-Cap    Growth     Stock
----------------------------------- ---------- ------- ------------ --------- -------- --------- --------- ----------- -------
CUNA Mutual Insurance Society         29.02    11.54                                                                   16.97
5910 Mineral Point Road
Madison, WI  53705
----------------------------------- ---------- ------- ------------ --------- -------- --------- --------- ----------- -------
CUNA Mutual Life Insurance Co.        29.04    11.55                 58.10                                   17.90     10.18
5910 Mineral Point Road
Madison, WI 53705
----------------------------------- ---------- ------- ------------ --------- -------- --------- --------- ----------- -------
CUMIS Insurance Society, Inc.                                                                                53.69     60.62
5910 Mineral Point Road
Madison, WI  53705
----------------------------------- ---------- ------- ------------ --------- -------- --------- --------- ----------- -------
CMIS Non-Qualified Deferred                    23.18                           9.03     13.26
Compensation Plan for Employees
5910 Mineral Point Rd
Madison WI 53705
----------------------------------- ---------- ------- ------------ --------- -------- --------- --------- ----------- -------
CMIS Non-Qualified Deferred                     5.88                                     5.32
Compensation Plan for Directors
5910 Mineral Point Rd
Madison WI 53705
----------------------------------- ---------- ------- ------------ --------- -------- --------- --------- ----------- -------
Nelse Deloach                         6.62
4109 Eftanicia Drive NW
Albuquerque NM 87120-4943
----------------------------------- ---------- ------- ------------ --------- -------- --------- --------- ----------- -------

Class B:


                                                                              Growth   Capital
                                    Cash                              High     and      Appre-              Emerging    Int'l
           Shareholder              Reserves    Bond*   Balanced*    Income*  Income*  ciation*   Mid-Cap*  Growth*     Stock*
----------------------------------- ---------- ------- ------------ --------- -------- --------- --------- ----------- -------
Helen Gibson                        6.89
100 16th Ave Apt 3
S Milwaukee WI 53172-1158
--------------------------------- ---------- -------- ------------ ---------- ---------- --------- -------- ----------- -------

  * As of January 31, 2001, the Fund did not have any ownership over 5%.

Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society (CMIS), CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.

The funds' board members, officers and directors, as a group, owned less than 1% of all of the funds' outstanding voting securities on January 31, 2001.


PORTFOLIO MANAGEMENT


The Management Agreement with MEMBERS Capital Advisors, Inc.

The Management Agreement ("Agreement") requires that MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays MEMBERS Capital Advisors a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

                                                    Total Advisory Fees
                                          Incurred during the Fiscal Year Ended
Fund                    Management Fee               October 31, 2000
----                    --------------               ----------------
Cash Reserves               0.40%                         $  31,220
Bond                        0.50%                            84,362
Balanced                    0.65%                           425,620
High Income                 0.55%                           104,432
Growth and Income           0.55%                           631,743
Capital Appreciation        0.75%                           438,194
Mid-Cap                     0.95%                               --
Emerging Growth             0.75%                           127,737
International Stock         1.05%                           403,418
                                                         -----------

                                             Total          $2,246,726

MEMBERS Capital Advisors has contractually agreed to absorb all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):

Fund                            Other Expense "Cap"
----                            -------------------
Cash Reserves                          0.15%
Bond                                   0.15%
Balanced                               0.20%
High Income                            0.20%
Growth and Income                      0.20%
Capital Appreciation                   0.20%
Mid-Cap                                0.20%
Emerging Growth                        0.20%
International Stock                    0.30%

MEMBERS Capital Advisors makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to MEMBERS Capital Advisors' duties.

On September 4, 1997, the Management Agreement was approved by the sole initial shareholder of the Trust after approval and recommendation by the Trustees of the Trust, including a majority of Trustees who are not parties to the Management Agreement or interested persons to any such party as defined in the 1940 Act, on September 4, 1997. Since September 4, 1997, the Management
Agreement has been amended twice to include the Emerging Growth and Mid-Cap Funds. The Management Agreement, unless sooner terminated, shall continue until two years from its effective date and thereafter shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by MEMBERS Capital Advisors on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.

The Management Agreement provides that MEMBERS Capital Advisors shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.


CUNA Brokerage Services, Inc. 5910 Mineral Point Road, Madison, WI 53705 is the Trust's principal underwriter.


MEMBERS Capital Advisors, Inc.

CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is the sole owner of CUNA Brokerage Services, Inc. ("CUNA Brokerage"), the Trust's principal underwriter. MEMBERS Capital Advisors has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual
Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.

MEMBERS Capital Advisors' directors and principal officers are as follows:

        Joyce A. Harris                 Director and Chair
        James C. Hickman                Director
        Michael B. Kitchen              Director
        Michael S. Daubs                Director and President
        George A. Nelson                Director and Vice Chair
        Lawrence R. Halverson           Senior Vice President
        Jeffrey B. Pantages             Senior Vice President
        Thomas J. Merfeld               Senior Vice President and Secretary
        Mark T. Warshauer               Senior Vice President
        Daniel J. Larson                Vice President
        Mary E. Hoffmann                Treasurer
        Kimberly M. Gant                Assistant Treasurer
        Tracy K. Gunderson              Assistant Secretary


The Management Agreements with Subadvisers


As described in the prospectus, MEMBERS Capital Advisors manages the assets of the High Income, Mid-Cap, Emerging Growth and International Stock Funds using a "manager of managers" approach under which MEMBERS Capital Advisors allocates each fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MEMBERS Capital Advisors have received an order from the Commission that permits the hiring of Subadvisers without shareholder approval. If MEMBERS Capital Advisors hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of High Income, Mid-Cap, Emerging Growth and International Stock Funds, MEMBERS Capital Advisors retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

MEMBERS Capital Advisors may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the High Income, Mid-Cap, Emerging Growth and International Stock Funds.


The Subadviser for the High Income Fund


As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the High Income Fund. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:
                  Percentage                Net Assets Managed by MFS
                  ----------                -------------------------
                  0.400%                    First $10,000,000
                  0.375%                    Next $90,000,000
                  0.350%                    Next $150,000,000
                  0.325%                    Next $250,000,000
                  0.300%                    Over $500,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS in the amount of $ 73,720 for the fiscal year ending October 31, 2000.

The Subadviser for the Mid-Cap Fund

As of the date of the prospectus, Wellington Management Company LLP (Wellington Mangement) is the only subadviser managing some of the assets of the Mid-Cap Fund. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, equal on an annual basis to 0.60% of net assets managed by Wellington Management.


The Subadviser for the Emerging Growth Fund


As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the Emerging Growth Fund. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:


                  Percentage                Net Assets Managed by MFS
                  ----------                -------------------------
                  0.450%                    First $200,000,000
                  0.400%                    Over $200,000,000


Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS in the amount of $76,637 for the fiscal year ending October 31, 2000.


The Subadviser for the International Stock Fund


As of the date of the prospectus, Lazard Asset Management ("Lazard") is the only subadviser managing the assets of the International Stock Fund.

For its services to the fund, Lazard receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:


         EAFE Subportfolio:
                  First $25 million               0.65%
                  Next $25 million                0.55%
                  Above $50 million               0.50%

         Emerging Markets Subportfolio:           0.75%

         International Small Cap Subportfolio:    0.75%



Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Lazard in the amount of $131,634 for the fiscal year ending October 31, 2000.

Pursuant to an Investment Sub-Advisory Agreement between MEMBERS Capital Advisors and IAI International Limited that was terminated on October 31, 2000, MEMBERS Capital Advisors paid a management fee to IAI in the amount of $179,739 for the fiscal year ending October 31, 2000.


DISTRIBUTION (12b-1) PLANS AND AGREEMENT

The Trust has entered into a Distribution Agreement with CUNA Brokerage. Under the Distribution Agreement, CUNA Brokerage is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CUNA Brokerage. CUNA Brokerage accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CUNA Brokerage and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CUNA Brokerage is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CUNA Brokerage may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.

The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CUNA Brokerage provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CUNA Brokerage; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

Amounts paid to CUNA Brokerage by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.


The table below shows the dollar amount spent by the fund for the fiscal year ending October 31, 2000 for each of the following items:

1)   Advertising;                                                    $
2)   Printing and mailing of prospectuses to other than current      $
     shareholder;
3)   Compensation to underwriters;                                   $
4)   Compensation to broker-dealers;                                 $332,697
5)   Compensation to sales personnel;                                $
6)   Interest, carrying, or other financing charges; and             $
7)   Other (specify) Expense Reimbursements to other                 $1,131,870
     companies that are paying distributor expenses on behalf of CUNA Brokerage Services, Inc. (the distributor)


TRANSFER AGENT


Boston Financial Data Services ("BFDS"), Two Heritage Drive, Quincy, MA 02184, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at BFDS at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

                           MEMBERS Mutual Funds
                           P.O. Box 8390
                           Boston, MA  02266-8390


Certain overnight delivery services do not deliver to post office boxes. Shareholders using such a service should send inquiries and transaction requests to:


                           MEMBERS Mutual Funds
                           C/o BFDS
                           66 Brooks Drive
                           Braintree, MA  02184


CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.

 INDEPENDENT AUDITORS


The financial statements for fiscal year ended October 31, 2000 have been included herein and elsewhere in the Registration Statement in reliance upon the report of PricewaterhouseCoopers, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent auditors, and upon the authority of said firm as experts in accounting and auditing.


BROKERAGE


MEMBERS Capital Advisors chooses brokers based on among other factors commission rates, efficiency, availability to execute difficult transactions in the future, financial strength and stability of the brokerage firm, research services available, integrity, and areas of a firm's expertise.

While transaction execution at the most favorable price is a primary criteria, a broker whose commissions exceed those charged by another broker may be chosen if, in MEMBERS Capital Advisors opinion, the value of brokerage and research services warrants it. Research provided by a broker may be made available without charge to other clients of MEMBERS Capital Advisors, and may benefit all clients, including the client for whom the transactions are executed.

In addition to the general research  services  described above,  MEMBERS Capital
Advisors receives various specific research products and services under "soft dollar" arrangements. These services are paid for by directing that a portion of commissions on specified transactions up to a specified amount for each service be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on "non-soft dollar" transactions. These services generally benefit all accounts and involve trades for all accounts.

Where advantageous for all affected accounts, MEMBERS Capital Advisors may employ "bunching of trades" wherein one transaction representing several different client accounts is placed with a broker. MEMBERS Capital Advisors has established various policies and procedures that assure equitable treatment of all accounts.


It is the Trust's policy, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid.


Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Trust or MEMBERS Capital Advisors is considered to be in addition to and not in lieu of services required to be performed by MEMBERS Capital Advisors under its contract with the Trust. Research obtained on behalf of the Trust may be used by MEMBERS Capital Advisors in connection with MEMBERS Capital Advisors' other clients. Conversely, research received from placement of brokerage for other accounts may be used by MEMBERS Capital Advisors in managing investments of the Trust. Therefore, the correlation of the cost of research to MEMBERS Capital Advisors' individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MEMBERS Capital Advisors' other clients. Consistent with the above, the Trust may effect principal transactions with a broker-dealer that furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling commissions, discounts or other allowances, or otherwise deal with any broker-dealer, in connection with the acquisition of securities in underwritings. Accordingly, the net prices or commission rates charged by any such broker-dealer may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

The fund paid $8,319,601 for brokerage commission for the fiscal year ending October 31, 2000.


HOW SECURITIES ARE OFFERED

Shares of Beneficial Interest


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the nine funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of three classes of shares of the fund, designated as Class A, Class B and Class D. Additional classes of shares may be offered in the future. At this time, Class D has been authorized by the Trustees, but not yet offered.


The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

Voting Rights

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Limitation of Shareholder Liability

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Limitation of Interseries Liability

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

Offering Price

Shares of each fund are offered at a price equal to their NAV next determined after receipt of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.

Initial Sales Charge on Class A Shares

The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus. In calculating the sales charge applicable to current purchases of Class A shares of the Trust, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Trust, or if CUNA Brokerage is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

In addition to the methods of obtaining a reduced Class A sales charge described in the prospectus, Class A shares of a fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Class A shares may be offered without front-end sales charges to various individuals and institutions, including:


o    Employees and directors of credit unions.

o Employees, clients or direct referrals of the investment adviser, MEMBERS Capital Advisors, Inc.


o Class A Shares may be purchased at a sales charge that is less than the charge shown in the Class A Sales Charges table in the prospectus if the transaction is placed with the assistance of a MEMBERS Financial Services Center representative under the CUNA Mutual Business Services' IRA Program and other specified programs.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

o Shares purchased and paid for from the proceeds of sales within the last 60 days of shares of loaded mutual funds having investment objectives similar to those of the fund(s) sold, if the purchase is accompanied by a written statement from your registered representative that the purchase is for the sole purpose of simplifying or consolidating your existing mutual fund investment portfolio.


o    Shares   purchased   with   proceeds  from  the   liquidation   of  a  CUNA
     Mutual-affiliated pension product.


o Shares purchased for an individual retirement account of an existing Shareholder from the proceeds of shares of a MEMBERS Mutual Fund, or vice versa.

Rights of Combination. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by: (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account; (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from CUNA Brokerage.

Rights of Accumulation. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all funds which carry a sales charge already held by such person.


Letter of Intention. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes MEMBERS Mutual Funds to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes MEMBERS Mutual Funds to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.


Deferred Sales Charge on Class B Shares

Investments in Class B shares are purchased at NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a redemption comes first from any increases in the redeeming shareholder's shares' value above their initial purchase prices, then from shares the shareholder acquired through dividend and capital gain reinvestment, then from shares the shareholder has held beyond the five-year CDSC redemption period ("aged shares"). Such aged shares will be redeemed in order from the shares which have been held the longest during the five-year period.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CUNA Brokerage and are used in whole or in part by CUNA Brokerage to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver  of  Contingent  Deferred  Sales  Charge.  The  CDSC  will be  waived  on
redemptions  of  Class  B  shares,   unless   indicated   otherwise,   in  these
circumstances:

For all account types:

o Redemptions made pursuant to the Trust's right to liquidate small accounts (see "General Policy -- Small Accounts" in the prospectus).

o    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

o    Redemptions due to death or disability.

o Redemptions made under the Reinstatement Privilege, as described in "Reinstatement or Reinvestment Privilege" below.

o Redemptions of Class B shares made under the Systematic Withdrawal Program, as long as annual redemptions do not exceed (on an annualized basis) 12% of the redeeming shareholder's account value at the time of the withdrawal.

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k) plans) and other qualified plans as described in the Code, unless otherwise noted.

o Redemptions made to effect mandatory or life expectancy distributions under the Code.

o    Returns of excess contributions made to these plans.

o Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k) plans).

Please see the chart following for more information on Class B CDSC waivers.

Class B  CDSC Waiver Chart


                         ERISA Plans                                  Non-ERISA Plans

                      401(a) Plan,
Type of Distribution  401(k) Plan or     Supplemental                          IRA or             Non-Retirement
                      403(b) Plan        403(b) Plan        457 Plan           IRA Rollover       Plan
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Death or Disability   Waived             Waived             Waived             Waived             Waived
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Over 70 1/2           Waived             Waived             Waived             Waived for         Waived for up to
                                                                               mandatory          12% of account
                                                                               distributions or   value annually
                                                                               up to 12% of       in periodic
                                                                               account value      payments
                                                                               annually in
                                                                               periodic payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Between               Waived             Waived             Waived             Waived for Life    Waived for up to
59 1/2and 70 1/2                                                               Expectancy or up   12% of account
                                                                               to 12% of          value annually
                                                                               account value      in periodic
                                                                               annually in        payments
                                                                               periodic payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Under 59 1/2          Waived             Waived for         Waived for         Waived for         Waived for up to
                                         annuity payments   annuity payments   annuity payments   12% of account
                                         (72t) or up to     (72t) or up to     (72t) or up to     value annually
                                         12% of account     12% of account     12% of account     in periodic
                                         value annually     value annually     value annually     payments
                                         in periodic        in periodic        in periodic
                                         payments           payments           payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Loans                 Waived             Waived             N/A                N/A                N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Termination of Plan   Not Waived         Not Waived         Not Waived         Not Waived         N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Hardships             Waived             Waived             Waived             N/A                N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Return of Excess      Waived             Waived             Waived             Waived             N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------


Any shareholder who qualifies for a CDSC waiver under one of these situations must notify the funds' transfer agent, Boston Financial Data Services ("BFDS"), at the time such shareholder requests a redemption. (See "Contacting the Funds' Transfer Agent" in the prospectus.) The waiver will be granted once BFDS has confirmed that the shareholder is entitled to the waiver.


Special Redemptions

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.

NET ASSET VALUE OF SHARES

The NAV per share is calculated as of 3:00 p.m. central time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt of the purchase order or request for redemption.

The NAV per share was initially set at $10.00 per share for each fund other than the Cash Reserves Fund.

The NAV per share was initially set at $1.00 per share for the Cash Reserves Fund (see below).

Cash Reserves Fund

The Trustees have determined that the best method currently available for determining the NAV for the Cash Reserves Fund is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. The use of this valuation method will be continuously reviewed and the Trustees will make such changes as may be necessary to assure that assets are valued fairly as determined by the Trustees in good faith. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the Cash Reserves Fund limit its investments to instruments which the Trustees determine will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Cash Reserves Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Cash Reserves Fund will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the Cash Reserves Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Cash Reserves Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be lower than if the valuation were based upon market prices and estimates.

Valuation Procedures

Common stocks that are traded on an established exchange or over-the-counter are valued on the basis of market price as of the end of the valuation period, provided that a market quotation is readily available. Otherwise, they are valued at fair value as determined in good faith by or at the direction of the Trustees.


Stripped treasury securities, long-term straight debt obligations, and non-convertible preferred stocks are valued using readily available market quotations, if available. When exchange quotations are used, the latest quoted sale price is used. If an over-the-counter quotation is used, the last bid price will normally be used. If readily available market quotations are not available, these securities are valued at market value as determined in good faith by or at the direction of the Trustees. Readily available market quotations will not be deemed available if an exchange quotation exists for a debt security, preferred stock, or security convertible into common stock, but it does not reflect the true value of the fund's holdings because sales have occurred infrequently, the market for the security is thin, or the size of the reported trade is considered not comparable to the fund's institutional size holdings. When readily available market quotations are not available, the fund will use an independent pricing service which provides valuations for normal institutional size trading units of such securities. Such a service may utilize a matrix system which takes into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. These valuations are reviewed by MEMBERS Capital Advisors. If MEMBERS Capital Advisors believes that a valuation still does not represent a fair value, it will present for approval of the Trustees such other valuation as MEMBERS Capital Advisors considers to represent a fair value. The specific pricing service or services to be used will be presented for approval of the Trustees.


Short-term instruments having maturities of sixty (60) days or less will be valued at amortized cost. Short-term instruments having maturities of more than sixty (60) days will be valued at market values or values based on current interest rates.

Options, stock index futures, interest rate futures, and related options which are traded on U.S. exchanges or boards of trade are valued at the closing price as of the close of the New York Stock Exchange.


MEMBERS Capital Advisors, at the direction of the Trustees, values the following at prices it deems in good faith to be fair:


1. Securities (including restricted securities) for which complete quotations are not readily available;


2. Listed securities if, in MEMBERS Capital Advisors' opinion, the last sale price does not reflect the current market value or if no sale occurred; and


3.   Other assets.

ADDITIONAL INVESTOR SERVICES AND PROGRAMS

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

Systematic Investment Program

As explained in the prospectus, the Trust has established a Systematic Investment Program. The program is subject to the following conditions:

o    The investments will be drawn on or about the day of the month indicated.

o Any shareholder's privilege of making investments through the Systematic Investment Program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution.

o The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Program

As explained in the prospectus, the Trust has established a Systematic Withdrawal Program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a Systematic Withdrawal Program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a Systematic Withdrawal Program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the Systematic Withdrawal Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice.

Exchange Privilege and Systematic Exchange Program

Shares of a fund which are subject to a CDSC may be exchanged into shares of any of other fund that are subject to a CDSC without incurring the CDSC; however, the shares acquired in the exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Trust reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange. The Trust may refuse any exchange order. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. (See "Dividends, Distributions and Taxes.")


As explained in the prospectus, the Trust has established a Systematic Exchange Program. The Trust reserves the right to modify or discontinue the Systematic Exchange Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to BFDS.


Reinstatement or Reinvestment Privilege


If BFDS is notified prior to reinvestment, a shareholder who has redeemed fund shares may, within 90 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same or another fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the same or any other fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from the redemption at NAV in additional shares of the class and fund from which the redemption was made. The new shares will not be subject to any CDSC.


To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each fund has qualified, and intends to continue to qualify, for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify for that treatment, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from futures contracts) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

For federal income tax purposes, the below listed Funds have capital loss carryovers as of October 31, 2000, which are available to offset future capital gains, if any:

                          Losses Deferred  Losses Deferred   Losses Deferred
Fund                     Expiring in 2006  Expiring in 2007  Expiring in 2008
----                     ----------------  ----------------  ----------------
Bond Fund                   $      --        $  349,486      $  459,422
Balanced Fund                      --                --         330,272
High Income Fund               66,186           328,128         244,044
Growth and Income Fund             --                --       1,214,946
Capital Appreciation Fund          --                --          64,720
Emerging Growth Fund               --                --       6,443,167
International Stock Fund           --                --       1,887,109


Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the International Stock Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The International Stock Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the fund; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the income requirement. However, income from the disposition of foreign currencies that are not directly related to the fund's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if the securities are held for less than three months.

If a fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the fund's hedging transactions. To the extent this treatment is not available, a fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the fund to continue to qualify as a RIC.

The treatment of income dividends and capital gain distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's Investment Adviser or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:

     (i) Dividends on the Cash Reserves, Bond, and High Income Funds will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund;

     (ii)Dividends of ordinary income from the Balanced Fund will be declared and reinvested monthly in additional full and fractional shares of the Balanced Fund;

    (iii)Dividends of ordinary income, if any, from the Growth and Income Fund will be declared and reinvested quarterly in additional full and fractional shares of the Growth and Income Fund;


    (iv) Dividends of ordinary income, if any, from the Capital Appreciation, Mid-Cap, Emerging Growth and International Stock Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund; and


     (v) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.

Options and Futures Transactions

The tax consequences of options transactions entered into by a fund will vary depending on the nature of the underlying security, whether the option is written or purchased and finally, whether the "straddle" rules, discussed separately below, apply to the transaction. When a fund writes a call or a put option on an equity or convertible debt security, the treatment for federal income tax purposes of the premium that it receives will, subject to the straddle rules, depend on whether the option is exercised. If the option expires unexercised, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as part of a straddle may be treated as long-term capital loss. If a call option written by a fund is exercised, the fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a fund is exercised, the amount of the premium will reduce the tax basis of the security that the fund then purchases.

If a put or call option that a fund has purchased on an equity or convertible debt security expires unexercised, the fund will realize a capital loss equal to the cost of the option. If the fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term depending on the fund's holding period in the option. If the fund exercises such a put option, it will realize a short-term gain or loss (long-term if the fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

One or more funds may invest in Section 1256 contracts. Section 1256 contracts generally include options on nonconvertible debt securities (including securities of U.S. Government agencies or instrumentalities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency, and options on foreign currency futures will qualify as Section 1256 contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. In general, gain or loss on Section 1256 contracts will be treated as 60% long-term and 40% short-term capital gain or loss ("60/40"), regardless of the period of time particular positions are actually held by a fund. In addition, any Section 1256 contracts held at the end of each taxable year (and on October 31 of each year for purposes of determining the amount of capital gain net income that a fund must distribute to avoid liability for the 4% excise tax) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Straddles

Hedging transactions undertaken by a fund may result in "straddles" for federal income tax purposes. Straddles are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the fund, such as the underlying security (or vice versa) and, therefore, whether the fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a fund may be treated as not creating a straddle).

To the extent that the straddle rules apply to positions established by a fund, losses realized by the fund may be either deferred or recharacterized as long-term losses, and long-term gains realized by the fund may be converted to short-term gains.

Each fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Distributor

Shares of the Trust are offered continuously. The shares are currently issued and redeemed through the distributor, CUNA Brokerage, pursuant to a Distribution Agreement between the Trust and CUNA Brokerage. The principal place of business of CUNA Brokerage is 5910 Mineral Point Road, Madison, Wisconsin 53705. CUNA Brokerage is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CUNA Brokerage will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.


The aggregate dollar amount of underwriting commission paid to and retained by the underwriter was $147,503 for the fiscal year ending October 31, 2000.


CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Trust may disclose yields, total returns, and other performance data. Such performance data will be computed, or accompanied by performance data computed in accordance with the standards defined by the Commission.

Cash Reserves Fund Yields

From time to time, sales literature may quote the current annualized yield of the Cash Reserves Fund for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account having a balance of one share at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in value reflects net income from the fund attributable to the hypothetical account. Current yield is calculated according to the following formula:

                    Current Yield = ((NCS - ES)/UV) x (365/7)

Where:

NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

ES = per share expenses attributable to the hypothetical account for the seven-day period.

UV   = the share value for the first day of the seven-day period.


The current yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 6.08% for Class A and 5.30% for Class
B. The current effective yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 6.27% for Class A and 5.44% for Class B.



Effective yield is calculated according to the following formula:

                 Effective yield = (1 + ((NCS-ES)/UV))365/7 - 1

Where:

NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

ES = per share expenses attributable to the hypothetical account for the seven-day period.

UV   = the share value for the first day of the seven-day period.

The current and effective yields on amounts held in the Cash Reserves Fund normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Reserves Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Yields on amounts held in the Cash Reserves Fund may also be presented for periods other than a seven-day period.

Other Fund Yields

From time to time, sales literature may quote the current annualized yield of one or more of the funds (other than the Cash Reserves Fund) for 30-day or one-month periods. The annualized yield of a fund refers to income generated by the fund during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the fund for the period; by 2) the maximum offering price per share on the last day of the period times the daily average number of shares outstanding for the period; by
3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. The 30-day or one-month yield is calculated according to the following formula:

                  Yield = 2 x (((NI - ES)/(U x UV)) + 1)6 - 1)

Where:

NI = net income of the fund for the 30-day or one-month period attributable to the fund's shares.

ES   = expenses of the fund for the 30-day or one-month period.

U    = the average number of shares outstanding.

UV = the share value at the close (highest) of the last day in the 30-day or one-month period.

The yield normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A fund's actual yield is affected by the types and quality of portfolio securities held and operating expenses.

Average Annual Total Returns


From time to time, sales literature may also quote average annual total returns for Class A shares net of sales charges for one or more of the funds for various periods of time. The one year average annual total return for the calendar year ending December 31, 2000 for each of the funds is:

            Average Annual Total Returns as of December 31, 2000

              Cash Reserves Fund                       0.32%
              Bond Fund                                3.18%
              Balanced Fund                           -2.02%
              High Income Fund                        -9.99%
              Growth and Income Fund                  -4.86%
              Capital Appreciation Fund               -1.75%
              International Stock Fund               -21.33%


When a fund has been in operation for 5 and 10 years, respectively, the average annual total returns for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return is calculated according to the following formula:

                              TR = ((ERV/P)1/N) - 1
Where:

TR   = the average annual total return net of any fund recurring charges.

ERV = the ending redeemable value of the hypothetical account at the end of the period.

P    = a hypothetical initial payment of $1,000.

N    = the number of years in the period.

Other Total Returns

From time to time, sales literature may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1
Where:

CTR = The cumulative total return net of any fund recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P    = A hypothetical single payment of $1,000.

LEGAL COUNSEL

Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust and certain of its affiliates.

FINANCIAL STATEMENTS

Data from the most recent annual report begins on the next page.

                  CASH RESERVES FUND-- Portfolio of Investments

                                                                Value
   Par Value                                                   (Note 2)

COMMERCIAL PAPER (A) - 62.40%

             Chemicals - 5.01%
$   400,000  E. I. du Pont de Nemours & Co.
             6.430%, due 11/13/00                          $        399,143

             Communication Services - 16.22% 300,000 AT&T Corp.
             6.490%, due 11/06/00                                   299,730
    300,000  BellSouth Telecommunications, Inc.
             6.450%, due 12/04/00                                   298,226
    300,000  Motorola, Inc.
             6.480%, due 11/02/00                                   299,946
    400,000  SBC Communications, Inc.
             6.520%, due 01/10/01                                   394,929

                                                                  1,292,831
             Consumer Staples - 18.71%
    300,000  Campbell Soup Co.
             6.470%, due 12/06/00                                   298,113
    400,000  Kimberly-Clark Corp.
             6.460%, due 11/29/00                                   397,990
    400,000  Target Corp.
             6.470%, due 12/18/00                                   396,621
    400,000  Wal-Mart Stores, Inc.
             6.460%, due 11/21/00                                   398,565

                                                                  1,491,289
             Finance - 13.70%
    400,000  General Electric Capital Corp.
             6.480%, due 11/01/00                                   400,000
    400,000  Goldman Sachs Group, Inc.
             6.510%, due 01/02/01                                   395,515
    300,000  Merrill Lynch & Co., Inc.
             6.530%, due 01/08/01                                   296,300

                                                                  1,091,815
             Media - 5.01%
    400,000  McGraw-Hill Cos., Inc.
             6.470%, due 11/15/00                                   398,993

             Utilities - 3.75%
    300,000  Madison Gas and Electric Co.
             6.470%, due 11/27/00                                   298,598

             Total Commercial Paper                               4,972,669
             ( Cost $4,972,669 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 32.41%

             Federal National Mortgage Association - 13.64%
    300,000  6.370%, due 12/11/00                                   297,876
    400,000  6.420%, due 01/04/01                                   395,435
    400,000  6.420%, due 01/25/01                                   393,937

                                                                  1,087,248

             Federal Home Loan Bank - 18.77%
    500,000  6.540%, due 11/08/00                                   499,364
    500,000  6.430%, due 12/15/00                                   496,071
    500,000  6.900%, due 08/28/01                                   500,000

                                                                  1,495,435

             Total U.S. Government and Agency Obligations         2,582,683
             ( Cost $2,582,683 )

CERTIFICATE OF DEPOSIT - 3.66%

    292,094  State Street Eurodollar
             6.000%, due 11/01/00                                   292,094

             Total Certificate of Deposit                           292,094
             ( Cost $292,094 )

TOTAL INVESTMENTS - 98.47%                                        7,847,446
( Cost $7,847,446** )
NET OTHER ASSETS AND LIABILITIES - 1.53%                            121,533
TOTAL NET ASSETS - 100.00%                                 $      7,968,979

**   Aggregate cost for Federal tax purposes.
(A)  Rate noted represents annualized yield at time of purchase.

                      BOND FUND-- Portfolio of Investments

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS - 32.73%

             Capital Goods - 0.85%
$   200,000  TRW, Inc., Senior Note
             8.750%, due 05/15/06                          $        205,076

             Consumer Services - 1.43%
    350,000  Electronic Data Systems Corp.
             7.125%, due 10/15/09                                   347,407

             Energy - 6.11%
    250,000  Coastal Corp., Senior Note
             7.500%, due 08/15/06                                   251,771
    200,000  DPL, Inc., Senior Note
             8.250%, due 03/01/07                                   201,663
    200,000  El Paso Energy Corp., Senior Note
             6.750%, due 05/15/09                                   190,082
    250,000  ENSERCH Corp.
             6.375%, due 02/01/04                                   243,772
    400,000  Wisconsin Electric Power Co., Debenture
             6.625%, due 11/15/06                                   389,890
    200,000  YPF Sociedad Anonima, Yankee (D)
             9.125%, due 02/24/09                                   203,964

                                                                  1,481,142
             Finance - 13.31%
    350,000  American General Corp.
             7.500%, due 08/11/10                                   349,688
    500,000  Barclays Bank PLC,
             Step Coupon 144A (C)(D)
             8.550%, due 09/29/49                                   503,040
    300,000  Boeing Capital Corp.
             7.100%, due 09/27/05                                   300,957
    400,000  Ford Motor Credit Co.
             7.500%, due 03/15/05                                   401,045
    250,000  General Electric Capital Corp., Debenture
             8.750%, due 05/21/07                                   272,736
    350,000  Heller Financial, Inc., Senior Note
             8.000%, due 06/15/05                                   353,401
    300,000  Norwest Financial, Inc.
             7.000%, due 11/01/05                                   297,578
    200,000  Royal & Sun Alliance Insurance Group PLC,
             Subordinated Note, 144A (C)(D)
             8.950%, due 10/15/29                                   194,722
    300,000  UBS Preferred Funding Trust
             8.622%, due 01/02/01                                   303,159
    250,000  Wells Fargo & Co., Senior Note
             7.250%, due 08/24/05                                   251,580

                                                                  3,227,906
             Industrials - 3.96%
    350,000  Avnet, Inc.
             8.200%, due 10/17/03                                   348,925
    180,000  Georgia-Pacific Group, Debenture
             8.625%, due 04/30/25                                   167,821
    150,000  Host Marriott Corp., Series B, Senior Note
             7.875%, due 08/01/08                                   138,000
    300,000  International Paper Co., Senior Note, 144A (C)
             8.125%, due 07/08/05                                   307,048

                                                                    961,794
             Retail - 2.24%
    200,000  Great Atlantic & Pacific Tea Co., Senior Note
             7.700%, due 01/15/04                                   160,672
    395,000  Safeway, Inc., Senior Note
             7.000%, due 09/15/07                                   383,043

                                                                    543,715

             Telecommunications - 3.65%
    250,000  CenturyTel, Inc., Series B, Senior Note
             8.250%, due 05/01/24                                   229,061
    300,000  Koninklijke (Royal) KPN NV,
             Senior Note, 144A (C)(D)
             7.500%, due 10/01/05                                   298,071
    350,000  TCI Communciations, Inc., Senior Note
             8.650%, due 09/15/04                                   359,400

                                                                    886,532

             Transportation - 1.18%
    300,000  AMERCO, Senior Note
             8.800%, due 02/04/05                                   286,625

             Total Corporate Notes and Bonds                      7,940,197
             ( Cost $7,941,192 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 63.45%
             Government National Mortgage Association - 31.22%
    500,000  8.000%, due 10/20/15                                   507,835
    500,000  7.500%, due 01/20/26                                   496,960
    743,821  6.500%, due 04/15/26                                   721,863
    581,887  7.000%, due 02/20/30                                   571,203
    777,515  8.000%, due 04/20/30                                   786,325
    496,346  7.500%, due 05/20/30                                   495,815
    490,366  8.000%, due 05/20/30                                   495,922
    248,435  7.500%, due 06/20/30                                   248,169
    395,938  8.000%, due 06/20/30                                   400,424
    523,224  8.500%, due 07/20/30                                   534,342
    997,102  7.500%, due 08/20/30                                   996,035
    498,089  8.000%, due 08/20/30                                   503,733
    315,664  7.000%, due 10/20/30                                   309,769
    500,000  8.000%, due 10/20/30                                   505,510

                                                                  7,573,905

             Federal National Mortgage Association - 5.82%
    300,000  5.830%, due 02/20/03                                   295,391
    295,000  6.290%, due 01/22/08                                   283,459
    250,000  7.000%, due 08/27/12                                   244,484
    289,226  8.000%, due 05/01/30                                   292,829
    296,842  7.500%, due 06/01/30                                   296,521

                                                                  1,412,684

             U.S. Treasury Bills - 2.00%
    500,000  6.260%, due 04/19/01                                   485,940

             U.S. Treasury Notes - 7.71%
    300,000  5.875%, due 11/15/04                                   300,110
    500,000  6.750%, due 05/15/05                                   518,359
  1,068,970  3.625%, due 01/15/08 TIP                             1,051,934

                                                                  1,870,403

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continuted)

             U.S. Treasury Bonds - 9.33%
                                                                  Value
 Par Value                                                       (Note 2)
$   500,000  10.750%, due 02/15/03                         $        550,000
    500,000  11.125%, due 08/15/03                                  565,274
    500,000  10.750%, due 08/15/05                                  599,941
    500,000  9.125%, due 05/15/09                                   548,369

                                                                  2,263,584

             Small Business Administration - 3.39%
    525,949  7.000%, due 04/25/24                                   521,441
    299,639  7.250%, due 07/25/25                                   299,919

                                                                    821,360

             Federal Home Loan Bank - 3.98%
    500,000  7.668%, due 02/20/01                                   468,460
    491,138  8.000%, due 06/01/30                                   498,023

                                                                    966,483

             Total U.S. Government and Agency Obligations
             (Cost $15,250,924)                                  15,394,359

INVESTMENT COMPANY - 5.10%
  1,238,191  SSGA Prime Money Market Fund                         1,238,191

             Total Investment Company                             1,238,191

             ( Cost $1,238,191 )

TOTAL INVESTMENTS - 101.28%                                      24,572,747
( Cost $24,430,307** )
NET OTHER ASSETS AND LIABILITIES - (1.28)%                        (311,653)

TOTAL NET ASSETS - 100.00%                                 $     24,261,094

**   Aggregate cost for Federal tax purposes.

(B) Represents securities that remain zero coupon until a predetermined date, at which time the stated coupon rate becomes effective rate.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 4.95% of total net assets.

TIP  Treasury Inflation Protection security.

                    BALANCED FUND-- Portfolio of Investments
                                                                   Value
   Shares                                                         (Note 2)

COMMON STOCKS - 54.80%
             Basic Materials - 1.30%
     14,000  Dow Chemical Co.                              $        428,750
     11,000  Rohm and Haas Co.                                      330,687
     11,500  Willamette Industries, Inc.                            417,594

                                                                  1,177,031

             Capital Goods - 5.58%
     15,000  Dover Corp.                                            636,563
      9,000  Emerson Electric Co.                                   660,937
     13,000  Honeywell International, Inc.                          699,562
      8,000  Illinois Tool Works, Inc.                              444,500
      5,500  Minnesota Mining and Manufacturing Co.                 531,438
     31,200  Pall Corp.                                             672,750
     14,000  Tyco International, Ltd.                               793,625
      9,000  United Technologies Corp.                              628,313

                                                                  5,067,688

             Communication Services - 3.34%
      8,000  ALLTEL Corp.                                           515,500
     22,484  AT&T Corp.                                             521,348
     12,500  Sprint Corp.                                           318,750
      9,020  Verizon Communications                                 521,469
     17,000  Vodafone Group, PLC, ADR                               723,562
     18,000  WorldCom, Inc. *                                       427,500

                                                                  3,028,129

             Consumer Cyclical - 3.74%
     27,000  IMS Health, Inc.                                       637,875
      7,800  Lowe's Cos., Inc.                                      356,363
     28,400  PRIMEDIA, Inc. *                                       321,275
     45,100  Target Corp.                                         1,245,887
     11,900  Tiffany & Co.                                          507,981
      7,200  Wal-Mart Stores, Inc.                                  326,700

                                                                  3,396,081

             Consumer Staples - 7.19%
     20,500  Cox Communications, Inc., Class A *                    903,281
     19,800  CVS Corp.                                            1,048,163
     15,800  General Mills, Inc.                                    659,650
     14,200  Kimberly-Clark Corp.                                   937,200
     26,100  McDonald's Corp.                                       809,100
      8,100  Nabisco Holdings Corp., Class A                        437,906
     11,600  Safeway, Inc. *                                        634,375
     21,300  Sara Lee Corp.                                         459,281
     17,900  Walt Disney Co.                                        641,044

                                                                  6,530,000

             Energy - 3.74%
      9,364  BP Amoco PLC, ADR                                      476,979
      5,700  Exxon Mobil Corp.                                      508,369
      7,400  Kerr-McGee Corp.                                       483,312
     11,100  Schlumberger, Ltd.                                     844,987
      2,016  Transocean Sedco Forex, Inc.                           106,848
     14,400  Unocal Corp.                                           491,400
     17,700  USX-Marathon Group                                     481,219

                                                                  3,393,114

             Finance - 7.19%
     27,500  Allstate Corp.                                       1,106,875
     10,896  Bank of America Corp.                                  523,689
     15,190  Bank One Corp.                                         554,435
     22,000  Citigroup, Inc.                                      1,157,750
     13,500  Countrywide Credit Industries, Inc.                    505,406
     11,000  Household International, Inc.                          553,438
      9,000  MBIA, Inc.                                             654,188
      9,000  Morgan Stanley Dean Witter & Co.                       722,812
     16,100  Wells Fargo & Co.                                      745,631

                                                                  6,524,224

             Healthcare - 6.53%
      6,700  Aetna, Inc.                                            387,344
      7,300  ALZA Corp. *                                           590,844
     15,200  American Home Products Corp.                           965,200
     12,200  Baxter International, Inc.                           1,002,687
     22,800  Bristol-Myers Squibb Co.                             1,389,375
      2,700  Genzyme Corp. *                                        191,700
      6,300  Glaxo Wellcome PLC, ADR                                366,581
      7,092  Johnson & Johnson                                      653,351
      6,902  Pharmacia Corp.                                        379,610

                                                                  5,926,692

             Technology - 14.20%
     15,800  3Com Corp.                                             280,450
     42,600  ADC Telecommunications, Inc. *                         910,575
      4,040  Agilent Technologies, Inc. *                           187,104
      7,700  Computer Sciences Corp. *                              485,100
     12,300  Compuware Corp. *                                       96,863
     15,200  Conexant Systems, Inc.                                 399,950
     19,100  EMC Corp. *                                          1,701,094
     21,300  Gateway, Inc. *                                      1,099,293
     18,100  Hewlett-Packard Co.                                    840,519
     10,900  International Business Machines Corp.                1,073,650
     36,500  Keane, Inc. *                                          474,500
     24,338  Koninklijke (Royal) Philips
             Electronics N.V., ADR *                                971,999
      9,400  Micron Technology, Inc. *                              326,650
     26,700  Motorola, Inc.                                         665,831
     24,623  Palm, Inc. *                                         1,318,869
     14,100  Seagate Technology, Inc. *                             985,237
     21,900  Texas Instruments, Inc.                              1,074,469

                                                                 12,892,153

             Transportation - 0.79%
      4,600  Delta Air Lines, Inc.                                  217,350
     10,600  FedEx Corp. *                                          496,716

                                                                    714,066

             Utilities - 1.20%
     14,000  PG&E Corp.                                             377,125
     17,000  Williams Cos., Inc.                                    710,813

                                                                  1,087,938

             Total Common Stocks                                 49,737,116
              ( Cost $42,653,529 )

                                                                  Value
 Par Value                                                       (Note 2)

CORPORATE NOTES AND BONDS - 12.01%
             Capital Goods - 0.34%
$   300,000  TRW, Inc., Senior Note
             8.750%, due 05/15/06                          $        307,614

             Consumer Services - 1.10%
    500,000  Compaq Computer Corp.
             7.450%, due 08/01/02                                   501,695
    500,000  Electronic Data Systems Corp.
             7.125%, due 10/15/09                                   496,295

                                                                    997,990

             Energy - 3.16%
    500,000  Coastal Corp., Senior Note
             7.500%, due 08/15/06                                   503,542
    500,000  DPL, Inc., Senior Note
             8.250%, due 03/01/07                                   504,158
    500,000  El Paso Energy Corp., Senior Note
             6.750%, due 05/15/09                                   475,206
    600,000  Wisconsin Electric Power Co., Debenture
             6.625%, due 11/15/06                                   584,834
    500,000  YPF Sociedad Anonima, Yankee (D)
             8.000%, due 02/15/04                                   491,400
    300,000  YPF Sociedad Anonima, Yankee (D)
             9.125%, due 02/24/09                                   305,946

                                                                  2,865,086

             Finance - 5.05%
    500,000  American General Capital
             8.500%, due 07/01/30                                   497,437
    500,000  Barclays Bank PLC, Step
             Coupon 144A (C)(D)
             8.550%, due 09/29/49                                   503,040
    500,000  EOP Operating LP
             8.100%, due 08/01/10                                   502,434
    400,000  Ford Motor Credit Co.
             7.500%, due 03/15/05                                   401,045
    350,000  General Electric Capital Corp., Debenture
             8.750%, due 05/21/07                                   381,831
    500,000  Heller Financial, Inc.
             8.000%, due 06/15/05                                   504,858
    500,000  Norwest Financial, Inc.
             7.000%, due 11/01/05                                   495,963
    300,000  Royal & Sun Alliance Insurance Group PLC,
             Subordinated Note, 144A (C)(D)
             8.950%, due 10/15/29                                   292,083
    500,000  UBS Preferred Funding Trust
             8.622%, due 01/02/01                                   505,264
    500,000  Wells Fargo & Co., Senior Note
             7.250%, due 08/24/05                                   503,160

                                                                  4,587,115

             Industrials - 1.27%
    393,000  Amerco, Senior Note
             7.200%, due 04/01/02                                   377,824
    500,000  Avnet, Inc.
             8.200%, due 10/17/03                                   498,464
    300,000  Georgia-Pacific Group, Debenture
             8.625%, due 04/30/25                                   279,703

                                                                  1,155,991

             Retail - 0.29%
    400,000  Saks, Inc.
             7.250%, due 12/01/04                                   260,000

             Telecommunications - 0.80%
    250,000  CenturyTel, Inc., Series B, Senior Note
             8.250%, due 05/01/24                                   229,061
    500,000  Koninklijke (Royal) KPN NV,
             Senior Note, 144A (C)(D)
             7.500%, due 10/01/05                                   496,785

                                                                    725,846

             Total Corporate Notes and Bonds                     10,899,642

             ( Cost $10,974,108 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.52%

             Government National Mortgage Association - 10.26%
    327,045  8.000%, due 10/20/15                                   332,170
    687,981  7.000%, due 02/20/30                                   675,350
  1,166,926  8.000%, due 04/20/30                                 1,180,148
    992,693  7.500%, due 05/20/30                                   991,631
    490,366  8.000%, due 05/20/30                                   495,922
    248,435  7.500%, due 06/20/30                                   248,169
    395,938  8.000%, due 06/20/30                                   400,424
    495,143  8.000%, due 07/20/30                                   500,753
    986,966  8.500%, due 07/20/30                                 1,007,939
    997,102  7.500%, due 08/20/30                                   996,034
    498,088  8.000%, due 08/20/30                                   503,732
    998,327  7.500%, due 09/20/30                                   997,259
  1,000,000  7.000%, due 10/20/30                                   981,325

                                                                  9,310,856

             Federal National Mortgage Association - 3.96%
    500,000  5.830%, due 02/20/03                                   492,318
    300,000  6.290%, due 01/22/08                                   288,264
    500,000  7.000%, due 08/27/12                                   488,967
    609,820  8.000%, due 09/01/29                                   619,571
    489,357  8.000%, due 03/01/30                                   495,453
    692,631  7.500%, due 06/01/30                                   691,883
    499,372  8.500%, due 06/01/30                                   512,415

                                                                  3,588,871

                                                                  Value
 Par Value                                                       (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

             U.S. Treasury Notes - 6.53%
$   500,000  5.500%, due 08/31/01                          $        496,562
    500,000  5.875%, due 11/15/04                                   500,182
  1,500,000  6.000%, due 08/15/09                                 1,515,576
  2,500,000  6.500%, due 02/15/10                                 2,616,995
    800,000  5.750%, due 08/15/10                                   799,250

                                                                  5,928,565

             U.S. Treasury Bonds - 4.31%
    500,000  10.750%, due 02/15/03                                  550,000
  1,500,000  11.125%, due 08/15/03                                1,695,820
    500,000  10.750%, due 08/15/05                                  599,942
    500,000  9.125%, due 05/15/09                                   548,369
    500,000  6.125%, due 08/15/29                                   517,813

                                                                  3,911,944

             Small Business Administration - 1.26%
    699,157  7.250%, due 11/01/00                                   699,812
    450,242  7.000%, due 04/25/24                                   446,383

                                                                  1,146,195

             Federal Home Loan Mortgage Corp. - 0.93%
    860,000  6.000%, due 11/18/03                                   843,720

             Federal Home Loan Bank - 1.27%
    250,000  7.668%, due 02/20/01                                   234,230
    908,604  8.000%, due 06/01/30                                   921,343

                                                                  1,155,573

             Total U.S. Government and Agency Obligations
             (Cost $25,696,867)                                  25,885,724

INVESTMENT COMPANY - 4.75%
  4,309,723  SSGA Prime Money Market Fund                         4,309,723

             Total Investment Company                             4,309,723

             ( Cost $4,309,723 )

TOTAL INVESTMENTS - 100.08%                                      90,832,205

(Cost $83,634,227**)
NET OTHER ASSETS AND LIABILITIES - (0.08)%                         (75,530)

TOTAL NET ASSETS - 100.00%                                 $     90,756,675

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $83,765,461.

(B) Represents securities that remain zero coupon until a predetermined date, at which time the stated coupon rate becomes effective rate.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 2.30% of total net assets.

ADR  American Depository Receipt.

                  HIGH INCOME FUND-- Portfolio of Investments

                                                                 Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS - 86.58%

             Basic Materials - 2.99%
$   100,000  Applied Extrusion Technologies, Inc.,
             Series B, Senior Note
             11.500%, due 04/01/02                         $         92,000
     90,000  Buckeye Technologies, Inc.,
             Senior Subordinated Note
             9.250%, due 09/15/08                                    90,000
     50,000  FiberMark, Inc., Series B, Senior Note
             9.375%, due 10/15/06                                    47,000
    165,000  Huntsman ICI Chemicals LLC,
             Senior Subordinated Note
             10.125%, due 07/01/09                                  156,750
     80,000  Sovereign Specialty Chemicals, Inc.,
             Senior Subordinated Note
             11.875%, due 03/15/10                                   78,800
     70,000  Synthetic Securities, Inc., 144A (C) (G)
             13.000%, due 12/13/00                                   68,950
     95,000  U.S. Timberlands Klam/Fin, Senior Note
             9.625%, due 11/15/07                                    85,317

                                                                    618,817

             Building and Construction - 2.98%
    130,000  American Standard, Inc., Senior Note
             7.375%, due 02/01/08                                   120,900
     25,000  American Standard, Inc., Senior Note
             7.625%, due 02/15/10                                    23,750
    105,000  Atrium Cos., Inc., Series B,
             Senior Subordinated Note
             10.500%, due 05/01/09                                   89,250
     50,000  Building Materials Corp.,
             Series B, Senior Note
             7.750%, due 07/15/05                                    15,000
    130,000  Building Materials Corp.,
             Series B, Senior Note
             8.625%, due 12/15/06                                    39,000
     50,000  Building Materials Corp.,
             Series B, Senior Note
             8.000%, due 10/15/07                                    15,000
    125,000  Formica Corp., Series B,
             Senior Subordinated Note
             10.875%, due 03/01/09                                   53,750
    130,000  MMI Products, Inc., Series B,
             Senior Subordinated Note
             11.250%, due 04/15/07                                  126,750
    110,000  Nortek, Inc., Series B, Senior Note
             9.250%, due 03/15/07                                    97,900
     40,000  Nortek, Inc., Series B, Senior Note
             8.875%, due 08/01/08                                    34,800

                                                                    616,100

             Chemicals and Drugs - 1.48%
     95,000  Lyondell Chemical Co., Series A, Senior Note
             9.625%, due 05/01/07                                    92,150
     90,000  Lyondell Chemical Co., Series B, Senior Note
             9.875%, due 05/01/07                                    87,750
     75,000  NL Industries, Inc., Senior Note
             11.750%, due 10/15/03                                   75,375
      5,000  PCI Chemicals Canada, Inc., Yankee (D)
             9.250%, due 10/15/07                                     1,900
     90,000  Sterling Chemicals, Inc.,
             Series A, Senior Subordinated Note
             11.250%, due 04/01/07                                   49,500

                                                                    306,675

             Communication - 13.17%
    115,000  Allegiance Telecom, Inc., Series B,
             Step Coupon Senior Discount Note (B)
             11.750%, due 02/15/08                                   79,350
     75,000  Allegiance Telecom, Inc., Senior Note
             12.875%, due 05/15/08                                   74,250
    130,000  Centennial Cellular Operating Co.,
             Senior Subordinated Note
             10.750%, due 12/15/08                                  122,200
    260,000  Charter Commercial Holdings LLC,
             Step Coupon Senior Discount Note (B)
             9.92%, due 04/01/11                                    151,125
    140,000  Charter Commercial Holdings LLC, Senior Note
             8.250%, due 04/01/07                                   126,350
    135,000  Dolphin Telecom PLC,
             Step Coupon Senior Discount Note (B)(D)
             11.500%, due 06/01/08                                   25,650
     25,000  Dolphin Telecom PLC, Series B,
             Step Coupon Senior Discount Note (B)(D)
             14.000%, due 05/15/09                                    4,500
     60,000  Esprit Telecom Group PLC, Yankee Senior Note
             10.875%, due 06/15/08                                   12,000
     75,000  Exodus Communications, Inc., Senior Note
             11.250%, due 07/01/08                                   69,750
     45,000  Exodus Communications, Inc., Senior Note
             10.750%, due 12/15/09                                   40,725
     90,000  Exodus Communications, Inc., 144A Senior Note (C)
             11.625%, due 07/15/10                                   83,250
     55,000  FairPoint Communications, Inc.,
             Series B, Senior Subordinated Note
             9.500%, due 05/01/08                                    44,550
    100,000  Hermes Europe Railtel B.V., Yankee Senior Note (D)
             10.375%, due 01/15/09                                   45,000
    120,000  ICG Holdings, Inc.,
             Step Coupon Senior Discount Note (B)
             12.500%, due 05/01/06                                   19,800

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

$    90,000  Intermedia Communications, Inc.,
             Series B, Senior Note
             8.875%, due 11/01/07                          $         85,725
     25,000  ITC DeltaCom, Inc., Senior Note
             11.000%, due 06/01/07                                   21,750
     80,000  ITC DeltaCom, Inc., Senior Note
             9.750%, due 11/15/08                                    65,200
     10,000  Lenfest Communications, Inc., Senior Note
             8.375%, due 11/01/05                                    10,402
     35,000  Lenfest Communications, Inc.,
             Senior Subordinated Note
             10.500%, due 06/15/06                                   39,452
     50,000  Lenfest Communications, Inc.,
             Senior Subordinated Note
             8.250%, due 02/15/08                                    50,091
     75,000  Millicom International Cellular S.A.,
             Step Coupon Senior Discount Note (B)(D)
             13.5000%, due 06/01/06                                  60,750
    110,000  Motient Corp., Series B, Senior Note
             12.250%, due 04/01/08                                   78,650
     15,000  NEON Communications, Inc., Senior Note
             12.750%, due 08/15/08                                   10,950
    100,000  Nextel Communications, Inc.,
             Step Coupon Senior Discount Note (B)
             9.750%, due 10/31/07                                    76,500
    265,000  Nextel Communications, Inc.,
             Step Coupon Senior Discount Note (B)
             9.950%, due 02/15/08                                   197,425
     45,000  Nextel International, Inc.,
             Step Coupon Senior Discount Note (B)
             12.125%, due 04/15/08                                   27,450
     95,000  Nextel International, Inc., 144A Senior Note (C)
             12.750%, due 08/01/10                                   88,350
     25,000  NEXTLINK Communications, Inc., Senior Note
             9.625%, due 10/01/07                                    21,000
    230,000  NEXTLINK Communications, Inc., Senior Note
             10.750%, due 06/01/09                                  201,825
     65,000  Rural Cellular Corp., Series B, Senior Subordinated Note
             9.625%, due 05/15/08                                    59,150
     25,000  Telesystem International Wireless, Inc.,
             Series B, Step Coupon, Senior Discount Note (B)(D)
             13.250%, due 06/30/07                                   14,750
     60,000  Telewest Communications PLC,
             Step Coupon Senior Discount Note (B)(D)
             9.250%, due 04/15/09                                    27,000
     75,000  Telewest Communications PLC,
             144A Step Coupon Senior Discount Note (B)(C)(D)
             11.375%, due 02/01/10                                   32,625
     55,000  Telewest Communications PLC,
             Yankee Senior Note (D)
             9.625%, due 10/01/06                                    45,375
     40,000  Telewest Communications PLC,
             Senior Discount Note (D)
             11.000%, due 10/01/07                                   34,800
     30,000  Telewest Communications PLC,
             144A Senior Note (C)(D)
             9.875%, due 02/01/10                                    23,850
    115,000  Triton PCS Holdings, Inc.,
             Step Coupon Senior Subordinated Discount Note (B)
             11.000%, due 05/01/08                                   87,113
    220,000  UnitedGlobalCom, Inc., Series B,
             Step Coupon Senior Discount Note (B)
             10.750%, due 02/15/08                                  134,200
    200,000  Versatel Telecom International N.V.,
             Yankee Senior Note (D)
             13.250%, due 05/15/08                                  152,000
    160,000  Viatel, Inc., Step Coupon Senior Discount Note (B)
             12.500%, due 04/15/08                                   47,200
     15,000  Viatel, Inc., Senior Note
             11.250%, due 04/15/08                                    7,500
    110,000  Western Wireless Corp., Senior Subordinated Note
             10.500%, due 02/01/07                                  113,300
     10,000  Williams Communications Group, Inc.,
             144A Senior Note (C)
             11.700%, due 08/01/08                                    8,925

                                                                  2,721,808

             Consumer Cyclical - 0.70%
    140,000  WestPoint Stevens, Inc., Senior Note
             7.875%, due 06/15/05                                   103,600
     60,000  WestPoint Stevens, Inc., Senior Note
             7.875%, due 06/15/08                                    40,500

                                                                    144,100

             Consumer Services - 1.07%
     40,000  Eldorado Resorts LLC, Senior Subordinated Note
             10.500%, due 08/15/06                                   39,600
     20,000  Iron Mountain, Inc., Senior Subordinated Note
             10.125%, due 10/01/06                                   20,250
     65,000  Iron Mountain, Inc., Senior Subordinated Note
             8.750%, due 09/30/09                                    61,913
    100,000  Prime Hospitality Corp.,
             Series B, Senior Subordinated Note
             9.750%, due 04/01/07                                   100,000

                                                                    221,763

             Consumer Staples - 2.48%
     75,000  7-Eleven, Inc., Senior Subordinated Debenture
             5.000%, due 12/15/03                                    65,250
     30,000  Fage Dairy Industries S.A., Senior Note (D)
             9.000%, due 02/01/07                                    22,500
     90,000  Finlay Enterprises, Inc., Senior Note
             9.000%, due 05/01/08                                    81,000
     50,000  International Utility Structures, Inc.,
             Yankee Senior Subordinated Note (D)
             10.750%, due 02/01/08                                   36,000
     40,000  Pierce Leahy Corp., Senior Subordinated Note
             11.125%, due 07/15/06                                   41,550
     30,000  Remington Products Co. LLC,
             Series B, Senior Subordinated Note
             11.000%, due 05/15/06                                   24,000
    115,000  Samsonite Corp., Senior Subordinated Note
             10.750%, due 06/15/08                                   87,975
    165,000  Simmons Co., Series B, Senior Subordinated Note
             10.250%, due 03/15/09                                  153,450

                                                                    511,725

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

             Containers/Packaging - 2.93%
    105,000  Ball Corp., Senior Subordinated Note
             8.250%, due 08/01/08                          $         98,175
    100,000  Consolidated Container Co. LLC, Senior Note
             10.125%, due 07/15/09                                   90,000
     35,000  Gaylord Container Corp., Series B, Senior Note
             9.375%, due 06/15/07                                    22,050
     70,000  Gaylord Container Corp., Series B, Senior Note
             9.750%, due 06/15/07                                    44,100
    110,000  Gaylord Container Corp., Series B,
             Senior Subordinated Note
             9.875%, due 02/15/08                                    33,000
    255,000  Riverwood International Corp., Senior Note
             10.250%, due 04/01/06                                  248,625
     70,000  U.S. Can Corp., Series B, Senior Subordinated Note
             12.375%, due 10/01/10                                   68,775

                                                                    604,725

             Defense Electronics - 0.62%
    125,000  L-3 Communications Corp., Series B,
             Senior Subordinated Note (F)
             10.375%, due 05/01/07                                  127,813

             Durable Goods - 1.06%
    110,000  Hayes Wheels International, Inc., Senior Note
             11.000%, due 07/15/06                                   97,900
     50,000  International Knife & Saw, Inc., Senior Subordinated Note
             11.375%, due 11/15/06                                   24,875
     35,000  Motors and Gears, Inc., Series D, Senior Note
             10.750%, due 11/15/06                                   33,950
     20,000  Oxford Automotive, Inc., Series D, Senior Subordinated Note
             10.125%, due 06/15/07                                   15,800
     65,000  Simonds Industries, Inc., Senior Subordinated Note
             10.250%, due 07/01/08                                   45,500

                                                                    218,025

             Energy - 4.71%
    110,000  Anacomp, Inc., Series B, Senior Subordinated Note (E)
             10.875%, due 04/01/04                                   15,950
    155,000  Chesapeake Energy Corp., Series B, Senior Note
             9.625%, due 05/01/05                                   155,581
     75,000  Clark R&M, Inc., Senior Note
             8.625%, due 08/15/08                                    61,875
     45,000  Continental Resources, Inc., Senior Subordinated Note
             10.250%, due 08/01/08                                   40,275
    100,000  Forest Oil Corp., Senior Subordinated Note
             10.500%, due 01/15/06                                  101,500
    125,000  HS Resources, Inc., Senior Subordinated Note
             9.250%, due 11/15/06                                   124,688
     60,000  Ocean Energy, Inc., Series B, Senior Subordinated Note
             8.875%, due 07/15/07                                    60,825
     85,000  P&L Coal Holdings Corp., Series B, Senior Note
             8.875%, due 05/15/08                                    84,150
    200,000  P&L Coal Holdings Corp., Series B, Senior Subordinated Note
             9.625%, due 05/15/08                                   194,500
     80,000  Pioneer Natural Resources Co., Senior Note
             9.625%, due 04/01/10                                    84,063
     15,000  Pride International, Inc., Senior Note
             10.000%, due 06/01/09                                   15,525
     35,000  Triton Energy, Ltd., 144A Senior Note (C)
             8.875%, due 10/01/07                                    35,044

                                                                    973,976

             Finance - 3.84%
     30,000  DTI Holdings, Inc., Series B,
             Step Coupon Senior Discount Note (B)
             12.250%, due 03/01/08                                    9,600
    230,000  Global Crossings Holdings, Ltd., Senior Note (D)
             9.625%, due 05/15/08                                   219,650
     30,000  Madison River Capital/Madison River Financial,
             Series B, Senior Note
             13.250%, due 03/01/10                                   21,600
    195,000  Ono Finance PLC, Senior Note (D)
             13.000%, due 05/01/09                                  150,150
        150  Ono Finance PLC, Series A, 144A
             Zero Coupon (C)(D) 0.000%, due 05/31/09                 10,800
    170,000  Silgan Holdings, Inc., Senior Subordinated Debenture
             9.000%, due 06/01/09                                   145,350
    160,000  Thermadyne Holdings Corp.,
             Step Coupon Senior Discount Note (B)
             12.500%, due 06/01/08                                   48,000
     80,000  Thermadyne Manufacturing LLC / Capital Corp.,
             Senior Subordinated Note
             9.875%, due 06/01/08                                    57,600
    145,000  Willis Corroon Corp., Senior Subordinated Note
             9.000%, due 02/01/09                                   131,587

                                                                    794,337

             Health Care Services - 1.08%
     90,000  Alaris Medical Systems, Inc., Senior Subordinated Note
             9.750%, due 12/01/06                                    45,000
     35,000  Alaris Medical, Inc., Step Coupon Senior Discount Note (B)
             11.125%, due 08/01/08                                    4,200
     30,000  Prime Medical Services, Inc., Senior Subordinated Note
             8.750%, due 04/01/08                                    26,100
    150,000  Tenet Healthcare Corp., Senior Note
             8.000%, due 01/15/05                                   147,563

                                                                    222,863

             Industrials - 2.34%
     35,000  Actuant Corp., 144A Senior Subordinated Note (C)
             13.000%, due 05/01/09                                   34,300
     65,000  Blount, Inc., Senior Subordinated Note
             13.000%, due 08/01/09                                   54,925
    105,000  Flextronics International, Ltd.,
             144A Senior Subordinated Note (C)(D)
             9.875%, due 07/01/10                                   106,050
     50,000  General Binding Corp., Senior Note
             9.375%, due 06/01/08                                    38,500
    100,000  Moog, Inc., Series B, Senior Subordinated Note
             10.000%, due 05/01/06                                  100,000
     80,000  Numatics, Inc., Series B, Senior Subordinated Note
             9.625%, due 04/01/08                                    61,200
    100,000  Ocean Rig ASA, Senior Note (D)
             10.250%, due 06/01/08                                   88,250

                                                                    483,225

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

             Machinery - 0.92%
    100,000  Columbus McKinnon Corp., Senior Subordinated Note
             8.500%, due 04/01/08                          $         84,000
    100,000  R&B Falcon Corp., Senior Note
             9.500%, due 12/15/08                                   106,750

                                                                    190,750

             Media - 1.66%
     50,000  Allbritton Communications Co., Series B,
             Senior Subordinated Note
             9.750%, due 11/30/07                                    47,875
    125,000  AMFM, Inc.
             8.000%, due 11/01/08                                   125,312
    140,000  Ekabel Hessen GMBH, 144A Senior Note (C)(D)
             14.500%, due 09/01/10                                  132,300
     60,000  Satelites Mexicanos S.A., Series B, Senior Note (D)
             10.125%, due 11/01/04                                   37,800

                                                                    343,287

             Metals and Mining - 1.79%
     50,000  AK Steel Corp., Senior Note
             9.125%, due 12/15/06                                    49,000
     85,000  Commonwealth Industries, Inc. Senior Subordinated Note
             10.750%, due 10/01/06                                   79,050
    160,000  Kaiser Aluminum & Chemical Corp., Senior Note
             9.875%, due 02/15/02                                   134,400
     95,000  Metal Management, Inc., Senior Subordinated Note (E)
             10.000%, due 05/15/08                                    5,700
     50,000  Russel Metals, Inc., Yankee Senior Note (D)
             10.000%, due 06/01/09                                   46,000
     60,000  The Doe Run Resources Corp., Series B, Senior Note
             11.250%, due 03/15/05                                   30,600
     30,000  WCI Steel, Inc., Series B, Senior Note
             10.000%, due 12/01/04                                   24,450

                                                                    369,200

             Printing - 0.92%
    110,000  Hollinger International Publishing, Inc.
             Senior Subordinated Note
             9.250%, due 03/15/07                                   108,900
     50,000  World Color Press, Inc., Senior Subordinated Note
             8.375%, due 11/15/08                                    48,479
     35,000  World Color Press, Inc., Senior Subordinated Note
             7.750%, due 02/15/09                                    32,558

                                                                    189,937

             Recreation - 8.65%
    140,000  Agrosy Gaming Co., Senior Note
             10.750%, due 06/01/09                                  146,300
     55,000  Autotote Corp., 144A Senior Subordinated Note (C)
             12.500%, due 08/15/10                                   54,175
    150,000  Aztar Corp., Senior Subordinated Note
             8.875%, due 05/15/07                                   145,875
    110,000  Boyd Gaming Corp., Senior Subordinated Note
             9.500%, due 07/15/07                                   100,100
    190,000  Coast Hotels and Casinos, Inc., Senior Subordinated Note
             9.500%, due 04/01/09                                   187,150
    165,000  HMH Properties, Inc., Series C, Senior Note
             8.450%, due 12/01/08                                   156,750
    125,000  Horseshoe Gaming Holding Corp.,
             Series B, Senior Subordinated Note
             8.625%, due 05/15/09                                   120,625
     35,000  Isle of Capri Casinos, Inc., Senior Subordinated Note
             8.750%, due 04/15/09                                    31,763
     60,000  Mandalay Resort Group, Series B, Senior Subordinated Note
             10.250%, due 08/01/07                                   61,350
     40,000  Mandalay Resort Group, Senior Note
             9.500%, due 08/01/08                                    41,050
    160,000  MGM Mirage, Inc., Senior Subordinated Note
             9.750%, due 06/01/07                                   166,000
     40,000  MGM Mirage, Inc., Senior Note
             8.500%, due 09/15/10                                    39,264
     75,000  Park Place Entertainment Corp., Senior Subordinated Note
             7.875%, due 12/15/05                                    72,187
    125,000  Park Place Entertainment Corp., Senior Subordinated Note
             8.875%, due 09/15/08                                   122,500
     75,000  Pinnacle Entertainment, Inc., Series B, Senior Subordinated Note
             9.250%, due 02/15/07                                    80,625
    100,000  Station Casinos, Inc., Senior Subordinated Note
             8.875%, due 12/01/08                                    96,000
    165,000  Station Casinos, Inc., 144A, Senior Subordinated Note (C)
             9.875%, due 07/01/10                                   165,412

                                                                  1,787,126

             Retail - 2.34%
     75,000  Duane Reade, Inc., Senior Subordinated Note
             9.250%, due 02/15/08                                    63,750
     15,000  J Crew Group, Inc., Series B,
             Step Coupon Senior Discount (B)
             13.125%, due 10/15/08                                    8,700
    125,000  J Crew Operating Corp., Senior Subordinated Note
             10.375%, due 10/15/07                                  108,750
     40,000  Jitney-Jungle Stores of America, Inc. (E)
             12.000%, due 03/01/06                                      600
     10,000  Jitney-Jungle Stores of America, Inc. (E)
             10.375%, due 09/15/07                                      100
     70,000  Musicland Group, Inc., Senior Subordinated Note
             9.000%, due 06/15/03                                    63,700
     55,000  Musicland Group, Inc., Series B, Senior Subordinated Note
             9.875%, due 03/15/08                                    44,000
    230,000  Williams Scotsman, Inc., Senior Note
             9.875%, due 06/01/07                                   193,200

                                                                    482,800

             Schools - 0.53% 120,000 KinderCare Learning Centers, Inc., Series B, Senior Subordinated Note
             9.500%, due 02/15/09                                   109,200

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

             Technology - 5.56%
$   110,000  Argo-Tech Corp., Senior Subordinated Note
             8.625%, due 10/01/07                          $         89,100
     50,000  Argo-Tech Corp., Series D,
             Senior Subordinated Note
             8.625%, due 10/01/07                                    40,500
     95,000  BE Aerospace, Inc., Series B,
             Senior Subordinated Note
             8.000%, due 03/01/08                                    87,875
     85,000  BE Aerospace, Inc., Senior Subordinated Note
             9.500%, due 11/01/08                                    83,300
     90,000  Buckeye Technologies, Inc.,
             Senior Subordinated Note
             8.000%, due 10/15/10                                    84,600
     75,000  Completel Europe N.V., Series B,
             Step Coupon Senior Discount Note (B)(D)
             14.000%, due 02/15/09                                   35,250
     60,000  Globix Corp., Senior Note
             12.500%, due 02/01/10                                   33,000
    175,000  K & F Industries, Inc., Series B,
             Senior Subordinated Note
             9.250%, due 10/15/07                                   167,125
    225,000  Level 3 Communications, Inc., Senior Note
             9.125%, due 05/01/08                                  181,687
    115,000  Metromedia Fiber Network, Inc.,
             Series B, Senior Note
             10.000%, due 11/15/08                                  101,775
     40,000  Metromedia Fiber Network, Inc.,
             Series B, Senior Note
             10.000%, due 12/15/09                                   35,500
    235,000  PSINet, Inc., Senior Note
             11.000%, due 08/01/09                                  113,388
    105,000  Unisys Corp., Senior Note
             7.875%, due 04/01/08                                    96,075

                                                                  1,149,175

             Telecommunications - 21.63%
    225,000  360networks, Inc., Yankee Senior Note (D)
             12.000%, due 08/01/09                                  177,750
     90,000  Adelphia Business Solutions, Inc.,
             Senior Subordinated Note
             12.000%, due 11/01/07                                   53,100
    125,000  Adelphia Communications Corp.,
             Series B, Senior Note
             8.375%, due 02/01/08                                   102,500
     60,000  Adelphia Communications Corp., Senior Note
             9.375%, due 11/15/09                                    51,300
    175,000  AT&T Canada, Inc.,
             Step Coupon Senior Discount Note (B)(D)
             9.950%, due 06/15/08                                   141,829
     25,000  Avalon Cable Holdings LLC,
             Step Coupon Senior Discount Note (B)
             11.875%, due 12/01/08                                   16,375
    125,000  Benedek Communications Corp., Step Coupon
             Senior Subordinated Discount Note (B)
             13.250%, due 05/15/06                                  106,250
    100,000  Cablevision Systems Corp.,
             Senior Subordinated Note
             9.250%, due 11/01/05                                   100,500
    110,000  Chancellor Corp., Series B,
             Senior Subordinated Note
             8.750%, due 06/15/07                                   111,925
    120,000  Citadel Broadcasting Co.,
             Senior Subordinated Note
             9.250%, due 11/15/08                                   110,700
     15,000  Classic Cable, Inc.,
             144A Senior Subordinated Note (C)
             10.500%, due 03/01/10                                  12,375
    125,000  COLT Telecom Group PLC,
             Step Coupon Senior Discount Note (B)(D)
             12.000%, due 12/15/06                                  113,125
     90,000  Crown Castle International Corp., Senior Note
             10.750%, due 08/01/11                                   92,250
     50,000  Cumulus Media, Inc., Senior Subordinated Note
             10.375%, due 07/01/08                                   40,000
     60,000  Dobson Communications Corp., Senior Note
             10.875%, due 07/01/10                                   57,600
    150,000  Echostar Broadband Corp.,
             144A Senior Note (C)
             10.375%, due 10/01/07                                  150,375
    190,000  Echostar DBS Corp., Senior Note
             9.375%, due 02/01/09                                   186,675
    150,000  Energis PLC, Senior Note (D)
             9.750%, due 06/15/09                                   143,250
    165,000  Esat Telecom Group PLC,
             Series B, Yankee Senior Note (D)
             11.875%, due 12/01/08                                  194,700
     55,000  Focal Communications Corp.,
             Series B, Step Coupon Senior Discount Note
             12.125%, due 02/15/08                                   27,500
     75,000  Focal Communications Corp.,
             144A Series B, Senior Note (C)
             11.875%, due 01/15/10                                   57,750
    100,000  Fox Sports Networks, LLC, Senior Note
             8.875%, due 08/15/07                                   100,500
     40,000  FrontierVision Holdings LP,
             Step Coupon Subordinated Note (B)
             11.875%, due 09/15/07                                   33,400
     75,000  FrontierVision Operating Partners LP,
             Senior Subordinated Note
             11.000%, due 10/15/06                                   72,000
     36,000  Granite Broadcasting Corp.,
             Senior Subordinated Note
             10.375%, due 05/15/05                                   26,640
    175,000  GT Group Telecom, Inc.,
             144A Step Coupon Senior Discount Note (B)(D)
             13.250%, due 02/01/10                                   63,875
    135,000  Insight Midwest/Insight Capital, Inc., Senior Note
             9.750%, due 10/01/09                                   131,288
    125,000  Jazztel PLC, Yankee Senior Note (D)
             14.000%, due 04/01/09                                   91,250
     25,000  Level 3 Communications, Inc.
             10.750%, due 03/15/08                                   18,139

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

$   325,000  LIN Holdings Corp., 144A Step Coupon
             Senior Discount Note (B)(C)
             10.000%, due 03/01/08                         $        229,125
    155,000  MGC Communications, Inc.,
             144A Senior Note (C)
             13.000%, due 04/01/10                                   86,800
    175,000  NTL Communications Corp.,
             Step Coupon Senior Note
             12.375%, due 10/01/03                                  102,375
     50,000  NTL Communications Corp.,
             Step Coupon Senior Note (B)(F)
             9.750%, due 04/15/09                                    36,259
    180,000  NTL, Inc., Senior Note
             9.750%, due 04/01/08                                   100,800
    230,000  Paxson Communications Corp.,
             Senior Subordinated Note
             11.625%, due 10/01/02                                  235,175
    125,000  Pecunia 1 Vermogensverwaltung,
             144A Senior Note (C)(D)
             14.000%, due 07/15/10                                  119,375
     59,000  PTC International Finance II S.A.,
             144A Senior Subordinated Note (C)(D)
             11.250%, due 12/01/09                                   53,100
     65,000  Spectrasite Holdings, Inc.,
             Step Coupon Senior Discount Note
             12.000%, due 07/15/08                                   42,412
    175,000  Spectrasite Holdings, Inc.,
             Step Coupon Senior Discount Note
             11.250%, due 04/15/09                                   90,344
     45,000  Spectrasite Holdings, Inc.,
             Series B, Senior Discount Note
             10.750%, due 03/15/10                                   41,400
    170,000  Tele1 Europe B.V., Yankee Senior Note (D)
             13.000%, due 05/15/09                                  142,800
     70,000  TeleCorp PCS, Inc., Senior Subordinated Note
             10.625%, due 07/15/10                                   69,825
    150,000  Telemundo Holdings, Inc.,
             Series B, Step Coupon Senior Discount Note
             11.500%, due 08/15/08                                  108,750
    120,000  Time Warner Telecom, Inc., Senior Note
             9.750%, due 07/15/08                                   106,200
    190,000  United Pan-Europe,
             Series B, Yankee Senior Note (D)
             10.875%, due 08/01/09                                  140,600
     45,000  VSTR Wire Co./VSTR Wire Holdings,
             Senior Note
             10.375%, due 11/15/09                                   48,150
     55,000  XM Satellite Radio Holdings, Inc.,
             144A Senior Note (C)
             14.000%, due 03/15/10                                   37,950
    105,000  Young Broadcasting, Inc.,
             Series B, Senior Subordinated
             8.750%, due 06/15/07                                    94,500

                                                                  4,470,861

             Transportation - 0.62%
    115,000  GulfMark Offshore, Inc., Senior Note
             8.750%, due 06/01/08                                   108,675
     20,000  Kansas City Southern Railway Co.,
             144A Senior Note (C)
             9.500%, due 10/01/08                                    20,300

                                                                    128,975

             Waste Disposal - 0.51%
     65,000  Allied Waste North America, Inc.,
             Series B Senior Note
             7.625%, due 01/01/06                                    57,850
     55,000  Allied Waste North America, Inc.,
             Series B Senior Suordinate Note
             10.000%, due 08/01/09                                   47,025

                                                                    104,875

             Total Corporate Notes and Bonds                     17,892,138
              ( Cost $20,744,465 )

                                                                   Value
Shares                                                            (Note 2)

COMMON STOCKS - 0.30%
             Communication - 0.11%
        405  Allegiance Telecom, Inc. *                    $         12,728
        491  Versatel Telecom International N.V., ADR *               9,820

                                                                     22,548

             Retail - 0.07%
        950  Pathmark Stores, Inc. *                                 14,903

             Technology - 0.12%
      3,390  Completel Europe N.V. *                                 25,425

             Total Common Stocks                                     62,876

             ( Cost $42,369 )

PREFERRED STOCKS - 1.86%

             Communication - 0.17%
     43,660  Rural Cellular Corp., Series B, 11.375% PIK             34,655

             Finance - 0.54%
    120,000  Fresenius Med Care Capital Trust II, 7.75%             111,600

             Media - 0.70%
     29,316  Cablevision Systems Corp., Series M                     31,222
      1,350  PRIMEDIA, Inc., Series H, 8.625%                       113,400

                                                                    144,622

             Telecommunications - 0.45%
     92,420  Crown Castle International Corp., 12.75% PIK            91,958

             Total Preferred Stocks                                 382,835

             ( Cost $398,724 )

WARRANTS AND RIGHTS - 0.13%

             Communication - 0.09%
        175  GT Group Telecom, Inc. *                                 8,750
         90  Jazztel PLC, 144A (C)*                                   5,433
        110  Motient Corp., 144A (C)*                                 3,850

                                                                     18,033

             Finance - 0.00%
        275  DTI Holdings, Inc., 144A (C)*                                3

             Retail - 0.01%
        672  Pathmark Stores, Inc. *                                  3,024

             Telecommunications - 0.03%
         55  XM Satellite Radio Holdings, Inc. *                      6,600

             Total Warrants and Rights                               27,660

             ( Cost $12,940 )

   Par Value

CERTIFICATE OF DEPOSIT - 11.72%

  2,422,667  State Street Eurodollar
             6.000%, due 11/01/00                                 2,422,667

             Total Certificate of Deposit                         2,422,667

             ( Cost $2,422,667 )

TOTAL INVESTMENTS - 100.59%                                      20,788,176
 ( Cost $23,621,165** )
NET OTHER ASSETS AND LIABILITIES - (0.59)%                         (122,807)

TOTAL NET ASSETS - 100.00%                                 $     20,665,369

*    Non income producing.

**   Aggregate cost for Federal tax purposes was $23,640,175.

(B) Represents securities that remain zero coupon until a predetermined date, at which time the stated coupon rate becomes the effective rate.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 13.23% of total net assets.

(E)  In default.

(F) Notes and bonds issued by foreign entities are denominated in their local currency. Shown here is USD, converted at period end exchange rates. The aggregate value of these securities is 0.79% of total net assets.

(G)  Fair valued security.

ADR  American Depository Receipt.

PIK  Payment-In-Kind.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                                                                          Net
                                                                      Unrealized
Contracts to Deliver  Value in     In Exchange For Settlement Date  Depreciation

Euro                  U.S. Dollars U.S. Dollars    12/15/00         $(664)
                      $(21,923)    $(21,259)

                GROWTH AND INCOME FUND-- Portfolio of Investments

                                                                   Value
   Shares                                                         (Note 2)

COMMON STOCKS - 96.33%

             Basic Materials - 2.32%
     44,000  Dow Chemical Co.                              $      1,347,500
     31,100  Georgia-Pacific Group                                  835,813
     31,000  PPG Industries, Inc.                                 1,383,375

                                                                  3,566,688

             Capital Goods - 8.47%
     54,000  Emerson Electric Co.                                 3,965,625
     67,900  Honeywell International, Inc.                        3,653,869
     25,600  Minnesota Mining and Manufacturing Co.               2,473,600
     42,000  United Technologies Corp.                            2,932,125

                                                                 13,025,219

             Communication Services - 6.10%
     35,500  ALLTEL Corp.                                         2,287,531
     78,968  AT&T Corp.                                           1,831,071
     60,000  Sprint Corp.                                         1,530,000
     38,520  Verizon Communications                               2,226,937
     63,500  WorldCom, Inc. *                                     1,508,125

                                                                  9,383,664

             Consumer Cyclical - 2.24%
     31,638  Dana Corp.                                             701,968
     36,300  Sears, Roebuck & Co.                                 1,079,199
     36,700  Wal-Mart Stores, Inc.                                1,665,263

                                                                  3,446,430

             Consumer Staples - 15.96%
     78,100  CVS Corp.                                            4,134,419
     54,500  General Mills, Inc.                                  2,275,375
     57,800  Kimberly-Clark Corp.                                 3,814,800
    131,500  Kroger Co. *                                         2,966,969
     82,900  McDonald's Corp.                                     2,569,900
     33,400  Nabisco Holdings Corp., Class A                      1,805,687
     35,700  PepsiCo, Inc.                                        1,729,219
     87,400  Sara Lee Corp.                                       1,884,562
     94,000  Walt Disney Co.                                      3,366,375

                                                                 24,547,306

             Energy - 6.75%
     30,406  BP Amoco PLC, ADR                                    1,548,806
     17,600  Exxon Mobil Corp.                                    1,569,700
     35,500  Schlumberger, Ltd.                                   2,702,437
     26,200  Texaco, Inc.                                         1,547,437
      7,252  Transocean Sedco Forex, Inc.                           384,356
     33,300  Unocal Corp.                                         1,136,363
     55,100  USX-Marathon Group                                   1,498,031

                                                                 10,387,130

             Finance - 12.15%
    123,000  Allstate Corp.                                       4,950,750
     33,192  Bank of America Corp.                                1,595,291
     55,570  Bank One Corp.                                       2,028,305
     62,466  Citigroup, Inc.                                      3,287,273
     27,300  First Union Corp.                                      827,531
     52,000  Household International, Inc.                        2,616,250
     26,100  Morgan Stanley Dean Witter & Co.                     2,096,156
     23,700  Wachovia Corp.                                       1,279,800

                                                                 18,681,356

             Healthcare - 10.93%
     61,400  American Home Products Corp.                         3,898,900
     53,600  Baxter International, Inc.                           4,405,250
     77,300  Bristol-Myers Squibb Co.                             4,710,469
     25,300  Glaxo Wellcome PLC, ADR                              1,472,144
     25,200  Johnson & Johnson                                    2,321,550

                                                                 16,808,313

             Technology - 26.68%
     19,516  Agilent Technologies, Inc. *                           903,835
     52,400  Automatic Data Processing, Inc.                      3,422,375
     58,700  Compaq Computer Corp.                                1,785,067
     63,100  Computer Associates International, Inc.              2,011,312
     50,700  Computer Sciences Corp. *                            3,194,100
     56,300  EMC Corp. *                                          5,014,219
     64,300  Harris Corp.                                         2,037,506
     68,600  Hewlett-Packard Co.                                  3,185,612
     37,900  Intel Corp.                                          1,705,500
     38,500  International Business Machines Corp.                3,792,250
    102,691  Koninklijke (Royal) Philips
             Electronics N.V., ADR *                              4,101,222
     26,600  Lanier Worldwide, Inc. *                                18,288
    122,000  Motorola, Inc.                                       3,042,375
     72,400  Nortel Networks Corp.                                3,294,200
     67,400  Texas Instruments, Inc.                              3,306,812
     24,900  Xerox Corp.                                            210,094

                                                                 41,024,767

             Transportation - 0.96%
     21,500  Burlington Northern Santa Fe Corp.                     571,094
     19,000  Delta Air Lines, Inc.                                  897,750

                                                                  1,468,844

             Utilities - 3.77%
     27,200  Duke Energy Corp.                                    2,351,100
     32,000  PG&E Corp.                                             862,000
     62,000  Williams Cos., Inc.                                  2,592,375

                                                                  5,805,475

             Total Common Stocks                                148,145,192

             ( Cost $134,851,341 )

INVESTMENT COMPANY - 3.43%

  5,274,061  SSGA Prime Money Market Fund                         5,274,061

             Total Investment Company                             5,274,061
              ( Cost $5,274,061 )

TOTAL INVESTMENTS  - 99.76%                                     153,419,253
 ( Cost $140,125,402** )
NET OTHER ASSETS AND LIABILITIES  - 0.24%                           366,891

TOTAL NET ASSETS  - 100.00%                                    $153,786,144

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $140,419,156.

ADR  American Depository Receipt.

              CAPITAL APPRECIATION FUND-- Portfolio of Investments

                                                                Value
   Shares                                                      (Note 2)
COMMON STOCKS - 96.10%

             Basic Materials - 2.65%
     24,000  Praxair, Inc.                                 $        894,000
     28,000  Rohm and Haas Co.                                      841,750
     20,000  Willamette Industries, Inc.                            726,250

                                                                  2,462,000

             Capital Goods - 8.01%
     40,000  Dover Corp.                                          1,697,500
     30,000  Illinois Tool Works, Inc.                            1,666,875
     60,000  Pall Corp.                                           1,293,750
     17,400  SCI Systems, Inc. *                                   748,200
     36,000  Tyco International, Ltd.                             2,040,750

                                                                  7,447,075

             Communication Services - 6.58%
     42,000  AT&T Wireless Group *                                1,047,375
     38,000  CenturyTel, Inc.                                     1,463,000
      8,800  Sprint Corp. (PCS Group) *                             335,500
     29,000  Telefonos de Mexico SA, ADR, Class L                 1,564,188
     40,000  Vodafone Group, PLC, ADR                             1,702,500

                                                                  6,112,563

             Consumer Cyclical - 9.27%
     76,800  IMS Health, Inc.                                     1,814,400
     25,300  Lowe's Cos., Inc.                                    1,155,894
     83,500  PRIMEDIA, Inc. *                                       944,594
     90,200  Target Corp.                                         2,491,775
     26,200  Tiffany & Co.                                        1,118,412
     40,200  TJX Cos., Inc.                                       1,095,450

                                                                  8,620,525

             Consumer Staples - 7.67%
     33,500  Brinker International, Inc. *                        1,314,875
     63,700  Cox Communications, Inc., Class A *                  2,806,782
     18,100  Nabisco Holdings Corp., Class A                        978,531
     37,100  Safeway, Inc. *                                      2,028,906

                                                                  7,129,094

             Energy - 6.63%
     44,500  Grant Prideco, Inc. *                                  826,031
     18,500  Kerr-McGee Corp.                                     1,208,281
     40,200  Unocal Corp.                                         1,371,825
     43,200  USX-Marathon Group                                   1,174,500
     43,400  Weatherford International, Inc.                      1,584,100

                                                                  6,164,737

             Finance - 14.44%
     55,000  ACE, Ltd.                                            2,158,750
     51,000  Associates First Capital Corp., Class A              1,893,375
     31,966  Citigroup, Inc.                                      1,682,210
     23,300  Countrywide Credit Industries, Inc.                    872,294
     45,700  Freddie Mac                                          2,742,000
     16,700  MBIA, Inc.                                           1,213,881
     28,000  SunTrust Banks, Inc.                                 1,366,750
     32,300  Wells Fargo & Co.                                    1,495,894

                                                                 13,425,154

             Healthcare - 8.89%
     13,800  Aetna, Inc.                                            797,813
     18,800  ALZA Corp. *                                         1,521,625
     87,400  Boston Scientific Corp. *                            1,392,937
     38,700  Elan Corp. PLC, ADR *                                2,009,981
     12,400  Genzyme Corp. *                                        880,400
     21,113  Pharmacia Corp.                                      1,161,215
     10,000  QLT, Inc. *                                            497,344

                                                                  8,261,315

             Technology - 27.69%
     37,700  3Com Corp.                                             669,175
     84,800  ADC Telecommunications, Inc. *                       1,812,600
     72,200  Autodesk, Inc.                                       1,592,912
     79,200  Cadence Design Systems, Inc. *                       2,034,450
     30,500  Compuware Corp. *                                      240,188
     32,100  Conexant Systems, Inc.                                 844,631
     25,400  Dallas Semiconductor Corp.                           1,006,475
     35,100  EMC Corp. *                                          3,126,094
     46,700  Gateway, Inc. *                                      2,410,187
     84,500  Keane, Inc. *                                        1,098,500
     18,200  Micron Technology, Inc. *                              632,450
     50,873  Palm, Inc. *                                         2,724,885
     85,500  PeopleSoft, Inc. *                                   3,731,273
     27,200  Seagate Technology, Inc. *                           1,900,600
     39,200  Texas Instruments, Inc.                              1,923,250

                                                                 25,747,670

             Transportation - 1.55%
     25,700  FedEx Corp. *                                        1,204,302
     12,600  Midwest Express Holdings, Inc. *                       239,400

                                                                  1,443,702

             Utilities - 2.72%
     17,700  El Paso Energy Corp.                                 1,109,569
     34,000  Williams Cos., Inc.                                  1,421,625

                                                                  2,531,194

             Total Common Stocks                                 89,345,029
             ( Cost $74,099,632 )

INVESTMENT COMPANY - 4.76%
  4,425,734  SSGA Prime Money Market Fund                         4,425,734

             Total Investment Company                             4,425,734
              ( Cost $4,425,734 )

   Par Value

CERTIFICATE OF DEPOSIT - 0.11%
    100,000  State Street Eurodollar
             6.000%, due 11/01/00                                   100,000

             Total Certificate of Deposit                           100,000

             ( Cost $100,000 )
TOTAL INVESTMENTS  - 100.97%                                     93,870,763
 ( Cost $78,625,366** )
NET OTHER ASSETS AND LIABILITIES  - (0.97)%                        (900,024)

TOTAL NET ASSETS  - 100.00%                                     $92,970,739

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $79,032,707.

ADR  American Depository Receipt.

                EMERGING GROWTH FUND-- Portfolio of Investments

                                                                Value
   Shares                                                      (Note 2)

COMMON STOCKS - 91.06%

             Capital Goods - 5.35%
         30  Capstone Turbine Corp. *                      $          1,665
        450  Embraer - Empresa Brasileira
             de Aeronautica, S.A., ADR                               13,022
        600  General Dynamics Corp.                                  42,938
      3,270  General Electric Co.                                   179,237
         20  Leica Geosystems AG *                                    5,674
     18,540  Tyco International, Ltd.                             1,050,986
      4,000  United Technologies Corp.                              279,250

                                                                  1,572,772

             Communication Services - 0.05%
        400  Comcast Corp. *                                         16,300

             Consumer Services - 0.46%
      1,350  Research in Motion, Ltd. *                             135,000

             Consumer Staples - 1.83%
      2,600  Philip Morris Cos., Inc.                                95,225
      1,550  Procter & Gamble Co.                                   110,728
      2,600  RadioShack Corp.                                       155,025
      2,110  Safeway, Inc. *                                        115,391
        300  SYSCO Corp.                                             15,470
      1,000  Walgreen Co.                                            45,625

                                                                    537,464

             Energy - 2.48%
        200  Anadarko Petroleum Corp.                                12,810
      2,910  Baker Hughes, Inc.                                     100,031
      1,560  Coastal Corp.                                          117,682
      1,240  Enron Corp.                                            101,758
      3,680  EOG Resources, Inc.                                    144,900
      1,880  Global Marine, Inc. *                                   49,820
      3,020  Noble Drilling Corp. *                                 125,519
      1,450  Transocean Sedco Forex, Inc.                            76,850

                                                                    729,370

             Finance - 2.80%
      1,150  ACE, Ltd.                                               45,138
      7,680  Citigroup, Inc.                                        404,160
      1,500  Freddie Mac                                             90,000
      1,560  Household International, Inc.                           78,487
      2,560  Morgan Stanley Dean Witter & Co.                       205,600

                                                                    823,385

             Financial Services - 15.22%
      3,400  AFLAC, Inc.                                            248,412
      5,600  American International Group, Inc.                     548,800
        510  Arthur J. Gallagher & Co.                               32,194
      2,420  AXA Financial, Inc.                                    130,831
             Financial Services (continued)
      1,790  Bear Stearns Cos, Inc.                                 108,519
      1,020  Biotech Holders Trust, ADR                             180,922
      1,210  Capital One Financial Corp.                             76,381
        535  Charter One Financial, Inc.                             12,272
      1,470  Chubb Corp.                                            124,123
        800  CIGNA Corp.                                             97,560
      2,500  Comerica, Inc.                                         150,781
      1,550  Fannie Mae                                             119,350
      3,250  Golden West Financial Corp.                            182,203
      1,890  Goldman Sachs Group, Inc.                              188,646
        550  Hartford Financial Services Group, Inc.                 40,941
      1,780  Lehman Brothers Holdings, Inc.                         114,810
      2,080  Marsh & McLennan Cos., Inc.                            271,960
      1,680  MBNA Corp.                                              63,105
      3,060  Mellon Financial Corp.                                 147,645
      5,900  Merrill Lynch & Co., Inc.                              413,000
      1,620  Northern Trust Corp.                                   138,308
        400  PMI Group, Inc.                                         29,550
      2,830  PNC Financial Services Group                           189,256
      2,980  Providian Financial Corp.                              309,920
      1,400  St. Paul Cos., Inc.                                     71,750
        400  State Street Corp.                                      49,896
      2,900  UnumProvident Corp.                                     81,925
        300  USA Education, Inc.                                     16,763
      4,090  Washington Mutual, Inc.                                179,960
      2,000  XL Capital, Ltd.                                       153,750

                                                                  4,473,533

             Healthcare - 16.14%
         20  3 Dimensional Pharmaceuticals, Inc. *                      478
      2,720  Abbott Laboratories                                    143,650
      1,550  Abgenix, Inc.  *                                       122,256
        300  Albany Molecular Research, Inc. *                       17,438
      1,100  Allergan, Inc.                                          92,469
      4,185  ALZA Corp. *                                           338,723
      3,480  Andrx Group *                                          250,560
        320  ArthroCare Corp. *                                       7,260
      1,320  BioSource International, Inc. *                         28,133
        400  Biovail Corp. *                                         16,825
      3,270  Cardinal Health, Inc.                                  309,832
        400  Celgene Corp. *                                         25,750
         40  Ciphergen Biosystems, Inc. *                             1,240
      1,100  Community Health Care *                                 31,006
      4,010  Genentech, Inc. *                                      330,825
      6,320  HCA-The Healthcare Co.                                 252,405
      2,060  Human Genome Sciences, Inc. *                          182,085
        400  IDEC Pharmaceuticals Corp. *                            78,450
        430  Illumina, Inc. *                                        13,975
      1,200  ImClone Systems, Inc. *                                 65,625
      3,130  Immunex Corp. *                                        133,221
      3,040  IVAX Corp. *                                           132,240
      1,180  McKesson HBOC, Inc.                                     33,114
        660  Medarex, Inc. *                                         40,342
      2,160  Millennium Pharmaceuticals, Inc. *                     156,735
        840  Mylan Laboratories, Inc.                                23,520

                                                                Value
   Shares                                                      (Note 2)

COMMON STOCKS (continued)

             Healthcare (continued)
      4,175  PE Corp.-PE Biosystems Group                  $        488,475
        380  Pfizer, Inc.                                            16,411
        400  Protein Design Labs, Inc. *                             54,031
      1,440  Quest Diagnostics, Inc. *                              138,600
      2,580  Sepracor, Inc. *                                       175,762
      8,470  Serono, S.A., ADR *                                    191,634
        900  Shire Pharmaceuticals Group PLC *                       56,587
      2,250  Tenet Healthcare Corp.                                  88,453
      4,430  Teva Pharmaceutical Industries, Ltd., ADR              261,924
      2,570  Waters Corp. *                                         186,486
      3,190  Watson Pharmaceuticals, Inc. *                         199,574
        500  Wellpoint Health Networks, Inc. *                       58,469

                                                                  4,744,563

             Technology - 36.11%
      2,455  Ariba, Inc. *                                          310,251
      1,380  ARM Holdings PLC *                                      13,616
      7,600  ARM Holdings PLC, ADR *                                228,000
      1,680  Automatic Data Processing, Inc.                        109,725
      5,735  BEA Systems, Inc. *                                    411,486
      2,240  Brocade Communications Systems, Inc. *                 509,320
      5,750  Check Point Software Technologies, Ltd. *              910,656
     23,015  Cisco Systems, Inc. *                                1,239,933
        500  Computer Network Technology Corp. *                     15,195
        930  Conductus, Inc. *                                        8,661
        459  Cybear Group *                                             315
      8,120  EMC Corp. *                                            723,187
      1,100  Emulex Corp. *                                         161,563
      3,530  Extreme Networks, Inc. *                               292,769
      3,520  Flextronics International, Ltd. *                      133,760
        700  Handspring, Inc. *                                      50,619
      2,265  i2 Technologies, Inc. *                                385,050
      2,700  Intel Corp.                                            121,500
      1,900  Interwoven, Inc. *                                     191,425
        260  JNI Corp. *                                             23,156
      2,060  Juniper Networks, Inc. *                               401,700
      2,805  Mercury Interactive Corp. *                            311,355
        600  Micron Technology, Inc. *                               21,111
      2,110  Microsoft Corp. *                                      145,326
      1,060  Network Appliance, Inc. *                              126,140
     13,557  Nortel Networks Corp.                                  616,844
     36,400  Oracle Corp. *                                       1,201,200
        925  Palm, Inc. *                                            49,545
      1,280  Rational Software Corp. *                               76,400
         10  Resonate, Inc. *                                           424
      5,090  Siebel Systems, Inc. *                                 534,132
      5,545  Sun Microsystems, Inc. *                               614,802
         40  Vastera, Inc. *                                            710
      2,085  VeriSign, Inc. *                                       275,220
      2,830  VERITAS Software Corp. *                               399,074

                                                                 10,614,170

             Telecommunications - 4.72%
      5,670  CIENA Corp. *                                          596,059
        500  Comverse Technology, Inc. *                             55,875
      6,435  Corning, Inc.                                          492,277
         40  Cosine Communications, Inc. *                            1,322
        640  EchoStar Communications Corp., Class A *                28,960
      3,400  Nokia Oyj, ADR                                         145,350
      1,040  QUALCOMM, Inc. *                                        67,714

                                                                  1,387,557

             Utilities - 5.88%
      5,920  AES Corp. *                                            334,480
        950  American Electric Power Co., Inc.                       39,425
      6,230  Calpine Corp. *                                        491,781
      2,200  Constellation Energy Group                              91,712
        400  DTE Energy Co.                                          14,450
      2,400  Duke Energy Corp.                                      207,450
      1,930  Dynegy, Inc., Class A                                   89,383
      1,000  El Paso Energy Corp.                                    62,688
      2,500  Exelon Corp. *                                         150,312
        500  FPL Group, Inc.                                         33,000
      1,400  Public Service Enterprise Group, Inc.                   58,100
      2,600  Reliant Energy, Inc.                                   107,412
      1,000  Southern Co.                                            29,375
        650  Southern Energy, Inc. *                                 17,713
        150  TNPC, Inc. *                                             2,494

                                                                  1,729,775

             Miscellaneous - 0.02%
        400  Grupo Aeroportuario
             del Sureste, S.A. de C.V. *                              5,950

             Total Common Stocks                                 26,769,839
              ( Cost $25,676,641 )

   Par Value

CERTIFICATE OF DEPOSIT - 11.26%

  3,309,116  State Street Eurodollar
             6.000%, due 11/01/00                                 3,309,116

             Total Certificate of Deposit                         3,309,116

             ( Cost $3,309,116 )

TOTAL INVESTMENTS - 102.32%                                      30,078,955

( Cost $28,985,757** )
NET OTHER ASSETS AND LIABILITIES  - (2.32)%                        (681,704)

TOTAL NET ASSETS  - 100.00%                                $    $29,397,251

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $29,348,550.

ADR  American Depository Receipt.

              INTERNATIONAL STOCK FUND-- Portfolio of Investments

                                                                Value
   Shares                                                      (Note 2)
 COMMON STOCKS - 89.97%
             Australia - 1.09%
      8,400  Cochlear, Ltd.                                $        117,997
     88,931  Telstra Corp., Ltd.                                    290,229

                                                                    408,226

             Belgium - 2.10%
      2,400  Ackermans & van Haaren N.V.                             72,280
      8,113  Creyf's N.V.                                           209,650
         13  Creyf's N.V.                                                 0
      3,281  Dexia                                                  493,118
        100  Dexia                                                   15,233

                                                                    790,281

             Brazil - 1.92%
      2,700  Companhia Brasileira de Distribuicao
             Grupo Pao de Acucar, ADR                                96,187
      7,200  Companhia de Bebidas das Americas, ADR                 162,450
     11,800  Companhia Paranaense
             de Energia-Copel, ADR                                  106,937
      3,900  Embratel Participacoes, S.A., ADR                       63,131
      3,000  Petroleo Brasileiro, S.A., ADR *                        87,188
      6,814  Tele Norte Leste Participacoes, S.A., ADR              150,766
      1,700  Telesp Celular Participacoes, S.A., ADR                 53,763

                                                                    720,422

             Chile - 0.33%
      5,900  Administradora de Fondas
             de Pensiones Provida, S.A., ADR                        125,375

             Finland - 1.93%
      7,700  Amer Group, Ltd.                                       171,197
     14,660  UPM-Kymmene Oyj                                        414,890
      7,500  Vaisala Oyj *                                          140,019

                                                                    726,106

             France - 5.61%
      3,850  BNP Paribas, S.A. *                                    331,939
      3,800  Carbone-Lorraine, S.A.                                 162,201
     30,300  European Aeronautic
             Defence and Space Co. *                                617,102
      2,504  Groupe Danone *                                        350,183
      2,700  Neopost, S.A. *                                         51,805
      3,893  Suez Lyonnaise des Eaux, S.A.                          593,987

                                                                  2,107,217

             Germany - 7.29%
      9,180  BASF AG                                                359,905
      5,587  Bayer AG                                               242,509
      5,800  Bayerische Hypo- und Vereinsbank AG                    318,692
     16,100  DaimlerChrysler AG                                     741,872
     12,100  Deutsche Telekom AG                                    454,362
      5,600  Hawesko Holding AG                                      77,460
      3,011  Techem AG *                                             73,588
     33,000  ThyssenKrupp AG                                        470,464

                                                                  2,738,852

             Greece - 0.26%
      2,300  Cosmote, S.A. *                                         17,243
      1,400  Hellenic Telecommunications
             Organization, S.A., ADR                                 12,250
      3,811  Hellenic Telecommunications
             Organization, S.A.                                      66,571

                                                                     96,064

             Hong Kong - 1.47%
      7,320  China Mobile (Hong Kong), Ltd., ADR *                  224,175
    154,000  Esprit Holdings, Ltd.                                  132,299
     30,000  Shaw Brothers (Hong Kong), Ltd.                         20,195
    186,000  Tingyi (Cayman Islands) Holdings Corp.                  22,418
     36,000  VTech Holdings, Ltd.                                    67,624
     47,000  Yue Yuen Industrial Holdings, Ltd.                      87,383

                                                                    554,094

             Hungary - 0.30%
      1,030  Gedeon Richter Rt.                                      50,096
      2,650  Magyar Tavkozlesi Rt., ADR                              62,275

                                                                    112,371

             India - 1.39%
      1,300  Hindalco Industries, Ltd., GDR                          19,842
      3,250  Hindalco Industries, Ltd.                               49,591
        430  Infosys Technologies, Ltd.                              65,809
      4,500  ITC, Ltd.                                               73,175
      4,300  Larsen & Toubro, Ltd., GDR, 144A (C)                    27,205
     20,000  Mahanagar Telephone Nigam, Ltd.                         60,198
     16,400  Reliance Industries, Ltd.                              106,130
      3,600  Satyam Computer Services, Ltd.                          23,612
     27,600  State Bank of India                                     96,625

                                                                    522,187

             Indonesia - 0.13%
     27,500  PT Hanjaya Mandala Sampoerna                            32,319
    150,000  PT Indah Kiat Pulp & Paper Corp. Tbk *                  16,426

                                                                     48,745

             Ireland - 0.60%
    184,500  Waterford Wedgwood PLC                                 225,456

             Israel - 0.44%
     25,500  Bank Hapoalim, Ltd.                                     64,505
        460  Check Point Software Technologies, Ltd. *               72,852
      4,500  Partner Communications Co., Ltd., ADR *                 27,000

                                                                    164,357

             Italy - 2.61%
     77,400  ENI SpA                                                419,049
      8,600  Industrie Natuzzi SpA, ADR                             102,125
     14,700  Interpump Group SpA                                     61,374
     73,011  Telecom Italia SpA                                     397,146

                                                                    979,694

                                                                Value
   Shares                                                      (Note 2)

COMMON STOCKS (continued)

             Japan - 17.99%
      1,200  ADERANS Co., Ltd.                             $         43,880
     33,000  Dai Nippon Printing Co., Ltd.                          517,161
      5,000  Diamond Lease Co., Ltd.                                 59,433
     12,000  Fuji Photo Film Co., Ltd.                              445,402
      6,000  Hitachi Medical Corp.                                   61,531
     47,000  Hitachi, Ltd.                                          503,964
      1,500  Hokuto Corp.                                            47,565
      8,000  Honda Motor Co., Ltd.                                  276,406
      2,000  I S B Corp.                                             20,529
      3,900  IMPACT 21 Co., Ltd.                                     45,500
     12,000  Ito-Yokado Co., Ltd.                                   542,180
      7,000  Japan Digital Laboratory Co., Ltd.                      92,700
      1,000  Kawasumi Laboratories, Inc.                              9,211
      2,000  KOSE Corp.                                              69,468
      4,000  Maruichi Steel Tube, Ltd.                               56,784
     33,000  Matsushita Electric Industrial Co., Ltd.               958,713
      1,500  Meitec Corp.                                            62,961
      3,000  Ministop Co., Ltd.                                      61,311
      4,000  Nippon Ceramic Co., Ltd.                                66,022
     12,000  Nippon Shinyaku Co., Ltd.                              117,674
         55  Nippon Telegraph and Telephone Corp.                   500,527
     20,000  Nomura Securities Co., Ltd.                            424,323
     32,000  Sankyo Co., Ltd.                                       705,311
      3,000  Secom Techno Service Co., Ltd.                          65,985
     41,000  Sumitomo Bank, Ltd.                                    497,869
     49,000  Sumitomo Corp.                                         431,105
         40  Yoshinoya D&C Co., Ltd.                                 75,150

                                                                  6,758,665

             Mexico - 2.91%
     52,700  Carso Global Telecom *                                 117,662
      3,776  Cemex S.A. de C.V., ADR                                 79,768
      3,190  Fomento Economico Mexicano,
             S.A. de C.V., ADR                                      121,818
     34,500  Grupo Aeroportuario del Sureste,
             S.A. de C.V., Series B *                                51,231
     84,300  Grupo Financiero Banamex Accival,
             S.A. de C.V., Class O *                                131,001
     33,000  Grupo Financiero Banorte,
             S.A. de C.V., Class O *                                 49,280
      9,400  Grupo Iusacell S.A. de C.V., ADR *                     122,200
      2,200  Grupo Televisa, S.A., GDR *                            119,075
     14,100  Kimberly-Clark de Mexico,
             S.A. de C.V., Class A                                   36,052
      1,400  Telefonos de Mexico SA, ADR, Class L                    75,513
      7,200  Tubos de Acero de Mexico, S.A., ADR                    109,512
     35,000  Wal-Mart de Mexico
             S.A. de C.V., Series C *                                79,791

                                                                  1,092,903

             Netherlands - 4.58%
      2,800  Beter Bed Holding N.V.                                  29,226
     21,700  Fortis N.V.                                            662,926
      2,600  Fugro N.V.                                             153,232
      6,731  Hunter Douglas N.V.                                    193,057
      5,900  Internatio-Muller N.V.                                 115,155
        300  Kempen & Co N.V.                                        18,457
      7,663  Koninklijke (Royal) Philips
             Electronics N.V. *                                     301,146
      6,300  N.V. Holdingmaatschappij De Telegraaf                  125,101
      2,200  PinkRoccade N.V.                                       122,283

                                                                  1,720,583

             Norway - 1.35%
      6,300  Ekornes ASA                                             47,527
      1,710  Hands ASA *                                              5,381
     27,300  Merkantildata ASA                                      128,865
     19,000  P4 Radio Hele Norge ASA                                 92,144
     22,900  Tandberg Television ASA                                231,986

                                                                    505,903

             Peru - 0.10%
      5,100  Credicorp, Ltd.                                         37,294

             Philippines - 0.34%
    631,000  Benpres Holdings Corp. *                                31,457
     19,920  Manila Electric Co., Class B                            16,357
      5,200  Philippine Long Distance
             Telephone Co., ADR                                      80,600

                                                                    128,414

             Russia - 0.92%
      6,180  Mobile Telesystems, ADR *                              170,722
      3,300  OAO Lukoil Holding, ADR                                176,220

                                                                    346,942

             Singapore - 0.08%
     41,000  Want Want Holdings, Ltd.                                28,495

             South Africa - 0.94%
     19,500  ABSA Group, Ltd.                                        66,275
        900  Anglo American Platinum Corp., Ltd.                     35,111
      1,700  Impala Platinum Holdings, Ltd.                          72,841
     70,700  Sanlam, Ltd.                                            73,395
     13,600  Sasol, Ltd.                                            104,135

                                                                    351,757

             South Korea - 2.29%
      4,700  Hyundai Electronics Industries Co., Ltd. *              28,882
      9,171  Kookmin Bank                                           104,811
      4,600  Korea Electric Power Corp.                             102,716
      2,590  Korea Telecom Corp., ADR                                95,506
        400  Korea Telecom Corp.                                     23,561
        600  Pohang Iron & Steel Co., Ltd.                           34,866
      2,400  Pohang Iron & Steel Co., Ltd., ADR                      37,950
      2,199  Samsung Electronics, GDR, 144A (C)                     161,627
      1,484  Samsung Fire & Marine Insurance                         34,442
      9,439  SK Telecom Co., Ltd, ADR                               236,565

                                                                    860,926

                                                                Value
   Shares                                                      (Note 2)

COMMON STOCKS (continued)

             Spain - 3.58%
      1,200  Abengoa, S.A.                                 $         34,368
      6,000  Aldeasa, S.A.                                          113,543
      2,200  Banco Pastor, S.A.                                      85,692
     34,166  Empresa Nacional de Electricidad, S.A.                 556,671
     35,678  Iberdrola, S.A.                                        436,282
     12,000  Prosegur, CIA de Seguridad S.A.                        118,125

                                                                  1,344,681

             Sweden - 1.63%
      3,100  Elanders AB, Series B                                   46,226
     26,300  Electrolux AB, Series B                                331,635
      5,950  Industrial & Financial Systems AB, Series B             46,743
      8,300  Nobel Biocare AB                                       186,894

                                                                    611,498

             Switzerland - 4.92%
         65  Bank Sarasin & Cie, Registered, Class B                209,724
        340  Edipresse, S.A.                                        137,127
        980  Gretag Imaging Group, Registered                       176,091
         83  Roche Holding AG                                       758,155
      1,170  Zurich Financial Services AG                           566,255

                                                                  1,847,352

             Taiwan - 1.25%
      3,400  ASE Test, Ltd. *                                        52,488
      7,344  Asustek Computer, Inc., GDR, 144A (C)                   39,658
      5,610  China Steel Corp., GDR                                  63,393
      4,917  Compal Electronics, Inc.                                38,351
     23,520  Far Eastern Textile, Ltd.                               19,369
      6,200  Siliconware Precision Industries Co., ADR               24,800
     37,000  Taiwan Semiconductor
             Manufacturing Co., Ltd                                 112,260
      8,700  United Microelectronics Corp., ADR *                    98,962
      3,000  Via Technologies, Inc.                                  21,548

                                                                    470,829

             Turkey - 0.88%
  1,432,627  Anadolu Efes Biracilik ve
             Malt Sanayii A.S. *                                     83,965
      7,800  Turkcell Iletisim Hizmetleri A.S., ADR *                85,312
      6,800  Turkiye Garanti Bankasi A.S.,
             ADR, 144A (C) *                                         69,360
 10,703,517  Yapi ve Kredi Bankasi A.S.                              92,531

                                                                    331,168

             United Kingdom - 18.41%
     22,300  AEA Technology PLC                                     107,261
      6,900  AMEC PLC                                                29,183
     83,700  Ashtead Group PLC                                      143,304
     31,000  BAA PLC                                                257,732
     21,100  Barclays PLC                                           603,728
     31,760  Bass PLC                                               310,824
     60,500  Boots Co. PLC                                          482,803
     36,100  British Telecommunications PLC                         423,225
     36,700  CGNU PLC                                               490,964
    100,500  Corporate Services Group PLC *                          94,783
      7,788  Euromoney Institutional Investor PLC                    61,020
      8,400  Glaxo Wellcome PLC                                     241,809
    258,000  Invensys PLC                                           615,797
      4,700  Luminar PLC                                             45,418
     24,100  Man Group PLC                                          173,091
     19,600  Northgate PLC                                          115,745
     37,800  Old Mutual PLC                                          82,954
     50,700  ScottishPower PLC                                      380,689
      5,700  Signet Group PLC, ADR                                  139,650
      3,100  South African Breweries PLC                             18,667
     11,200  South African Breweries PLC                             67,096
     12,588  SSL International PLC                                  145,660
    146,800  Tesco PLC                                              559,656
    126,700  Unilever PLC                                           857,132
    113,000  Vodafone Group PLC                                     470,147

                                                                  6,918,338

             United States - 0.25%
        840  Comverse Technology, Inc. *                             93,870

             Venezuela - 0.08%
      1,600  Compania Anonima Nacional
             Telefonos de Venezuela, ADR                             30,400

             Total Common Stocks                                 33,799,465

             ( Cost $34,819,225 )

PREFERRED STOCKS - 0.80%

             Brazil - 0.43%
  7,100,000  Banco Bradesco, S.A.                                    43,887
  1,535,000  Banco Itau, S.A.                                       119,407

                                                                    163,294

             Colombia - 0.01%
      2,000  Banco Ganadero, S.A., ADR                                4,500

             Germany - 0.36%
      3,800  Fielmann  AG                                           133,824

             Total Preferred Stocks                                 301,618

             ( Cost $270,981 )

                                                               Value
   Shares                                                      (Note 2)

WARRANTS AND RIGHTS - 0.00%

             Singapore - 0.00%
      4,100  Want Want Holdings, Ltd. *                                 779

             Total Warrants and Rights                                  779

             ( Cost $205 )

    Par Value
CERTIFICATE OF DEPOSIT - 9.14%

  3,433,947  State Street Eurodollar
             6.000%, due 11/01/00                                 3,433,947

             Total Certificate of Deposit                         3,433,947
              ( Cost $3,433,947 )

TOTAL INVESTMENTS  - 99.91%                                      37,535,809
 ( Cost $38,524,358** )
NET OTHER ASSETS AND LIABILITIES  - 0.09%                            31,578

TOTAL NET ASSETS  - 100.00%                                     $37,567,387

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $38,710,698.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR  American Depository Receipt.

GDR  Global Depository Receipt.

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets:       % of Net Assets

             Communication Services                              12.53%
             Certificate of Deposit                               9.14%
             Banks                                                7.79%
             Drugs & Healthcare                                   6.35%
             Household Appliances & Home Furnishings              5.75%
             Financial Services                                   5.39%
             Food & Beverages                                     4.46%
             Electric Utilities                                   4.26%
             Retail Trade                                         3.61%
             Insurance                                            3.32%
             Retail Grocery                                       3.03%
             Business Services                                    3.02%
             Electronics                                          2.90%
             Automobiles                                          2.71%
             Industrial Machinery                                 2.40%
             Mining                                               2.24%
             Computers & Business Equipment                       2.23%
             Miscellaneous                                        2.14%
             Chemicals                                            2.07%
             Oil-Domestic                                         1.86%
             Aerospace                                            1.64%
             Leisure Time                                         1.64%
             Gas & Pipeline Utilities                             1.58%
             Paper                                                1.24%
             Software                                             1.23%
             Conglomerates                                        1.23%
             Construction & Mining Equipment                      1.11%
             Hotels & Restaurants                                 1.00%
             Electrical Equipment                                 0.43%
             Apparel & Textiles                                   0.41%
             Railroads & Equipment                                0.31%
             Tobacco                                              0.28%
             Construction Materials                               0.21%
             Telephone                                            0.20%
             Cosmetics & Toiletries                               0.12%
             Net Other Assets and Liabilities                     0.09%
             Household Products                                   0.08%

                                                                100.00%

                      This page intentionally left blank.

                      Statements of Assets and Liabilities

                                                                        Cash Reserves           Bond                 Balanced
                                                                            Fund                Fund                   Fund

ASSETS:
Investments (Note 2):
Investments at cost                                            $        7,847,446      $       24,430,307      $        83,634,227
Net unrealized appreciation (depreciation)                                     --                 142,440                7,197,978
                                                               ------------------      ------------------      -------------------
        Total investments at value                                      7,847,446              24,572,747               90,832,205
Cash                                                                                                   --                       --
Foreign currency (Cost $2,239 and $42,060) (Note 2)                            --                      --                       --
Receivables:
   Investments sold                                                            --                 971,364                  685,787
   Fund shares sold                                                       120,902                 194,791                1,157,047
   Dividends and interest                                                   6,188                 311,981                  548,116
   Due from Advisor, net                                                    5,533                   1,001                       --
Deferred organization and offering costs                                   18,142                  18,142                   18,142
Prepaid registration fees                                                      --                      --                       --
                                                               ------------------      ------------------      -------------------
   Total Assets                                                         7,998,211              26,070,026               93,241,297
                                                               ------------------      ------------------      -------------------

LIABILITIES:
Payable to custodian                                                           --                      --                       --
Net unrealized depreciation on forward currency contracts                      --                      --                       --
Payables:
   Investments purchased                                                       --               1,757,638                2,286,030
   Due to Advisor, net                                                         --                      --                   41,166
   Fund shares repurchased                                                     --                   7,079                   39,275
   Administration and transfer agent fees                                   7,812                  11,259                   19,113
   Distribution fees - Class B                                              1,682                   6,743                   38,123
   Shareholder servicing fees                                                  --                   4,632                   18,159
Accrued expenses and other payables                                        19,738                  21,581                   42,756
                                                               ------------------      ------------------      -------------------
        Total Liabilities                                                  29,232               1,808,932                2,484,622
                                                               ------------------      ------------------      -------------------
NET ASSETS                                                     $        7,968,979      $       24,261,094      $        90,756,675
                                                               ==================      ==================      ===================

NET ASSETS consist of:
   Paid-in capital                                             $        7,937,458      $       24,907,494      $        84,009,170
   Accumulated undistributed (distributions in excess of)
     net investment income                                                 31,584                  20,068                   11,140
   Accumulated net realized gain (loss) on investments sold
     and foreign currency related transactions                                (63)               (808,908)                (461,613)
   Net unrealized appreciation (depreciation) of investments
  (including appreciation (depreciation) of foreign currency
   related transactions)                                                       --                 142,440                7,197,978
                                                               ------------------      ------------------      -------------------

TOTAL NET ASSETS                                               $        7,968,979      $       24,261,094      $        90,756,675
                                                               ==================      ==================      ===================

Class A Shares:
   Net Assets                                                  $        5,104,274      $       13,278,980      $        27,088,260
   Shares of beneficial interest outstanding                            5,105,217               1,387,473                2,140,633
   NET ASSET VALUE and redemption price per share              $             1.00      $             9.57      $             12.65
   Sales charge of offering price*                                          0.056                    0.43                     0.71
                                                               ------------------      ------------------      -------------------
   Maximum offering price per share                            $            1.056      $            10.00      $             13.36
                                                               ==================      ==================      ===================

Class B Shares:
   Net Assets                                                  $        2,864,705      $       10,982,114      $        63,668,415
   Shares of beneficial interest outstanding                            2,863,898               1,146,943                5,027,653
   NET ASSET VALUE and redemption price per share**            $             1.00      $             9.58      $             12.66
                                                               ==================      ==================      ===================


* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

      High Income            Growth and Income         Capital Appreciation           Emerging Growth          International Stock
         Fund                      Fund                        Fund                        Fund                       Fund

$       23,621,165         $       140,125,402         $        78,625,366         $        28,985,757         $        38,524,358
        (2,832,989)                 13,293,851                  15,245,397                   1,093,198                    (988,549)
------------------         -------------------         -------------------         -------------------         -------------------
        20,788,176                 153,419,253                  93,870,763                  30,078,955                  37,535,809
               439                          --                          --                          --                          --
             2,279                          --                          --                          --                      41,014

            20,573                          --                          --                     463,087                       4,544
           112,408                   1,040,983                     775,014                     173,398                      61,418
           539,609                     101,322                      48,293                       5,384                      69,075
               535                          --                          --                          --                          --
            18,142                      18,142                      18,142                          --                      18,142
                --                          --                          --                       7,557                          --
------------------         -------------------         -------------------         -------------------         -------------------
        21,482,161                 154,579,700                  94,712,212                  30,728,381                  37,730,002
------------------         -------------------         -------------------         -------------------         -------------------

                --                          --                          --                          60                       6,198
               664                          --                          --                          --                          --

           743,717                     457,251                   1,559,977                   1,270,582                      45,816
                --                      61,039                      49,491                      11,631                      17,078
             3,341                     106,758                      38,013                       1,571                       2,557
             8,748                      30,616                      19,101                      13,813                      20,193
             7,858                      64,274                      33,639                       5,400                       3,408
             4,391                      30,418                      17,728                       6,256                       7,862
            48,073                      43,200                      23,524                      21,817                      59,503
------------------         -------------------         -------------------         -------------------         -------------------
           816,792                     793,556                   1,741,473                   1,331,130                     162,615
------------------         -------------------         -------------------         -------------------         -------------------
$       20,665,369         $       153,786,144         $        92,970,739         $        29,397,251         $        37,567,387
==================         ===================         ===================         ===================         ===================

$       24,080,146         $       142,000,991         $        78,197,402         $        35,110,044         $        40,505,059

            76,204                          --                          --                          --                      24,450

          (657,368)                 (1,508,698)                   (472,060)                 (6,805,960)                 (1,969,291)

        (2,833,613)                 13,293,851                  15,245,397                   1,093,167                    (992,831)
------------------         -------------------         -------------------         -------------------         -------------------

$       20,665,369         $       153,786,144         $        92,970,739         $        29,397,251         $        37,567,387
==================         ===================         ===================         ===================         ===================

$        8,395,369         $        46,993,735         $        35,888,986         $        20,731,888         $        32,069,981
         1,046,297                   3,341,598                   2,183,661                   2,635,594                   3,357,209
$             8.02         $             14.06         $             16.44         $              7.87         $              9.55
              0.36                        0.79                        0.92                        0.44                        0.53
------------------         -------------------         -------------------         -------------------         -------------------
$             8.38         $             14.85         $             17.36         $              8.31         $             10.08
==================         ===================         ===================         ===================         ===================

$       12,270,000         $       106,792,409         $        57,081,753         $         8,665,363         $         5,497,406
         1,526,217                   7,649,218                   3,538,774                   1,106,686                     579,979
$             8.04         $             13.96         $             16.13         $              7.83         $              9.48
==================         ===================         ===================         ===================         ===================

                See accompanying Notes to Financial Statements.

          Statements of Operations For the Year Ended October 31, 2000

                                                                   Cash Reserves              Bond                   Balanced
                                                                       Fund                   Fund                     Fund

INVESTMENT INCOME:
   Dividends                                                   $               --      $               --      $           380,300
   Interest                                                               480,607               1,251,158                2,193,416
        Less: Foreign taxes withheld                                           --                      --                       --
                                                               ------------------      ------------------      -------------------
        Total investment income                                           480,607               1,251,158                2,573,716
                                                               ------------------      ------------------      -------------------

EXPENSES:
Management fees (Note 3)                                                   31,220                  84,362                  425,620
Administration and transfer agent fees (Note 3)                            88,367                  99,351                  140,664
Registration expenses                                                      14,954                  14,189                   34,395
Custodian and accounting fees                                               8,285                  15,668                   23,752
Professional fees                                                           8,369                   8,886                   13,880
Reports to shareholder expense                                                603                   3,085                   12,038
Trustees' fees                                                                463                   1,135                    4,813
Distribution fees - Class B (Note 3)                                       22,385                  66,112                  342,141
Shareholder servicing fees - Class A (Note 3)                                  --                  20,130                   49,643
Shareholder servicing fees - Class B (Note 3)                                  --                  22,051                  114,057
Amortization of organization and offering costs (Note 2)                    8,425                   8,425                    8,425
Other expenses                                                              1,114                   2,082                    8,379
                                                               ------------------      ------------------      -------------------
   Total expenses before reimbursement                                    184,185                 345,476                1,177,807
   Less reimbursement (Note 3)                                           (118,873)               (127,512)                (114,370)
                                                               ------------------      ------------------      -------------------
   Total expenses net of reimbursement/waiver                              65,312                 217,964                1,063,437
                                                               ------------------      ------------------      -------------------

NET INVESTMENT INCOME (LOSS)                                              415,295               1,033,194                1,510,279
                                                               ------------------      ------------------      -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including net
     realized gain on foreign currency related transactions)                  (63)               (452,538)                (244,076)
   Net change in unrealized appreciation (depreciation) on
      investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)                  --                 169,747                3,278,145
                                                               ------------------      ------------------      -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                              (63)               (282,791)               3,034,069
                                                               ------------------      ------------------      -------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                              $          415,232      $          750,403      $         4,544,348
                                                               ==================      ==================      ===================


(1) Fund commenced investment operations on February 29, 2000.


      High Income            Growth and Income         Capital Appreciation          Emerging Growth           International Stock
         Fund                      Fund                      Fund                       Fund (1)                     Fund

$           20,372         $          1,530,174        $           400,695         $            33,202         $           756,907
         1,953,361                      239,631                    139,028                     100,029                     100,366
              (162)                          --                         --                        (408)                    (76,893)
------------------         --------------------        -------------------         -------------------         -------------------
         1,973,571                    1,769,805                    539,723                     132,823                     780,380
------------------         --------------------        -------------------         -------------------         -------------------


           104,432                      631,743                    438,194                     127,737                     403,418
            95,075                      183,020                    131,740                      69,827                     125,395
            11,279                       39,463                     28,396                      13,490                      12,054
            25,993                       17,453                     13,329                      11,360                     122,318
             8,502                       18,683                     11,727                       9,084                       9,801
             3,753                       23,887                     10,350                       3,187                       7,506
               740                        6,396                      3,309                         698                       1,512
            80,906                      609,029                    283,158                      26,739                      34,098
            20,485                       84,101                     51,649                      33,666                      84,684
            26,983                      203,055                     94,416                       8,913                      11,368
             8,425                        8,425                      8,425                      17,287                       8,425
             2,432                        9,967                      6,128                       2,029                       6,319
------------------         --------------------        -------------------         -------------------         -------------------
           389,005                    1,835,222                  1,080,821                     324,017                     826,898
          (118,223)                     (77,523)                   (96,580)                    (92,898)                   (178,647)
------------------         --------------------        -------------------         -------------------         -------------------
           270,782                    1,757,699                    984,241                     231,119                     648,251
------------------         --------------------        -------------------         -------------------         -------------------

         1,702,789                       12,106                   (444,518)                    (98,296)                    132,129
------------------         --------------------        -------------------         -------------------         -------------------




          (258,795)                  (1,195,785)                   114,311                  (6,811,319)                 (1,881,318)


        (1,783,785)                   7,385,906                  9,962,008                   1,093,167                  (2,065,004)
------------------         --------------------        -------------------         -------------------         -------------------


        (2,042,580)                   6,190,121                 10,076,319                  (5,718,152)                 (3,946,322)
------------------         --------------------        -------------------         -------------------         -------------------


$         (339,791)        $          6,202,227        $         9,631,801         $        (5,816,448)        $        (3,814,193)
==================         ====================        ===================         ===================         ====================

                See accompanying Notes to Financial Statements.


                       Statements of Changes in Net Assets

                                                                          Cash Reserves                          Bond
                                                                              Fund                               Fund

                                                                 Year Ended        Year Ended         Year Ended        Year Ended
                                                             October 31, 2000  October 31, 1999   October 31, 2000  October 31, 1999

NET ASSETSat beginning of period                               $     7,981,951   $    5,233,081     $   15,498,925  $     7,022,297
                                                               ---------------  ---------------    ---------------  ---------------

Increase in net assets from operations:
   Net investment income                                               415,295          262,711          1,033,194          578,153
   Net realized gain (loss)                                                (63)              42           (452,538)        (341,357)
   Net change in unrealized appreciation (depreciation)                     --               --            169,747          (89,553)
                                                               ---------------  ---------------    ---------------  ---------------
   Net increase (decrease) in net assets from operations               415,232          262,753            750,403          147,243
                                                               ---------------  ---------------    ---------------  ---------------

Distributions to shareholders from:
   Net investment income
      Class A                                                         (272,200)        (193,602)          (525,490)        (345,079)
      Class B                                                         (143,125)         (69,068)          (508,730)        (233,074)
   Net realized gains
      Class A                                                               --               --                 --          (28,262)
      Class B                                                               --               --                 --           (9,835)
                                                               ---------------  ---------------    ---------------  ---------------
      Total distributions                                             (415,325)        (262,670)        (1,034,220)        (616,250)
                                                               ---------------  ---------------    ---------------  ---------------

Capital Share transactions:
   Class A Shares
      Shares sold                                                    5,234,906        1,463,270          6,976,002        3,599,208
      Issued to shareholders in reinvestment of distributions          271,074          192,249            514,391          372,980
      Shares redeemed                                               (4,882,011)      (1,513,071)        (2,060,463)        (514,328)
                                                               ---------------  ---------------    ---------------  ---------------
      Net increase (decrease) from capital share transactions          623,969          142,448          5,429,930        3,457,860
                                                               ---------------  ---------------    ---------------  ---------------
   Class B Shares
      Shares sold                                                    3,541,946        4,494,991          5,238,219        6,343,163
      Issued to shareholders in reinvestment of distributions          140,677           68,769            473,758          228,798
      Shares redeemed                                               (4,319,471)      (1,957,421)        (2,095,921)      (1,084,186)
                                                               ---------------  ---------------    ---------------  ---------------
      Net increase (decease) from capital share transactions          (636,848)       2,606,339          3,616,056        5,487,775
                                                               ---------------  ---------------    ---------------  ---------------
Total increase (decrease) in net assets                                (12,972)       2,748,870          8,762,169        8,476,628
                                                               ---------------  ---------------    ---------------  ---------------

NETASSETS at end of period (including line A)                  $     7,968,979   $    7,981,951     $   24,261,094  $    15,498,925
                                                               ===============  ===============    ===============  ===============

(A) Undistributed net investment income                        $        31,584   $       29,722     $       20,068  $        12,355
                                                               ===============  ===============    ===============  ===============

OTHERINFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                                    5,234,891        1,467,709            728,394          361,356
      Issued to shareholders in reinvestment of distributions          271,062          193,165             53,722           37,674
      Shares redeemed                                               (4,881,981)      (1,517,727)          (214,902)         (51,766)
                                                               ---------------  ---------------    ---------------  ---------------
      Net increase (decrease) in shares outstanding                    623,972          143,147            567,214          347,264
                                                               ---------------  ---------------    ---------------  ---------------
   Class B Shares
      Shares sold                                                    3,541,848        4,542,489            545,816          637,845
      Issued to shareholders in reinvestment of distributions          140,622           68,511             49,469           23,198
      Shares redeemed                                               (4,319,316)      (2,004,599)          (218,789)        (109,947)
                                                               ---------------  ---------------    ---------------  ---------------
      Net increase (decrease) in shares outstanding                   (636,846)       2,606,401            376,496          551,096
                                                               ---------------  ---------------    ---------------  ---------------

                See accompanying Notes to Financial Statements.


                Balanced                                  High Income                              Growth and Income
                  Fund                                        Fund                                        Fund

      Year Ended          Year Ended              Year Ended           Year Ended             Year Ended            Year Ended
   October 31, 2000    October 31, 1999        October 31, 2000     October 31, 1999       October 31, 2000      October 31, 1999

 $       46,560,118  $       23,109,847       $       17,278,309  $        9,677,254       $      81,501,997   $       25,577,029
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

          1,510,279             722,479                1,702,789           1,198,240                  12,106               56,087
           (244,076)            129,310                 (258,795)           (327,673)             (1,195,785)            (118,122)
          3,278,145           3,512,277               (1,783,785)             38,689               7,385,906            5,867,753
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
          4,544,348           4,364,066                 (339,791)            909,256               6,202,227            5,805,718
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------


           (559,926)           (431,006)                (765,887)           (639,267)                (87,911)            (104,915)
           (946,179)           (291,473)                (928,501)           (558,973)                (35,566)                  --

           (105,600)            (11,733)                      --             (18,678)                (39,692)             (10,773)
           (237,904)            (20,814)                      --              (6,615)                (89,517)             (29,659)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
         (1,849,609)           (755,026)              (1,694,388)         (1,223,533)               (252,686)            (145,347)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------


         15,089,626          22,621,347                1,545,554           2,118,956              25,493,468           17,647,334
            658,892             439,832                  735,562             645,554                 127,180              114,550
         (4,812,012)        (25,576,825)                (924,681)           (871,164)             (6,358,513)          (5,460,361)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
         10,936,506          (2,515,646)               1,356,435           1,893,346              19,262,135           12,301,523
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

         36,064,441          23,989,683                5,816,822           7,053,287              57,537,601           40,923,793
          1,163,242             304,240                  702,434             462,448                 123,944               29,580
         (6,662,371)         (1,937,046)              (2,454,452)         (1,493,749)            (10,589,074)          (2,990,299)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
         30,565,312          22,356,877                4,064,804           6,021,986              47,072,471           37,963,074
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
         44,196,557          23,450,271                3,387,060           7,601,055              72,284,147           55,924,968
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

 $       90,756,675  $       46,560,118       $       20,665,369  $       17,278,309       $     153,786,144   $       81,501,997
===================  ==================       ==================  ==================      ===================  ===================

 $           11,140  $            1,966       $           76,204  $           39,187       $              --   $                1
===================  ==================       ==================  ==================      ===================  ===================




          1,208,487           2,004,630                  178,683             227,759               1,846,869            1,367,430
             48,399              38,008                   86,177              69,992                   9,353                9,102
           (386,189)         (2,240,465)                (105,782)            (93,192)               (455,758)            (461,584)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
            870,697            (197,827)                 159,078             204,559               1,400,464              914,948
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

          2,871,367           2,031,097                  668,629             753,638               4,170,579            3,142,758
             93,064              25,453                   81,293              50,649                   9,343                2,458
           (530,736)           (159,197)                (279,222)           (159,042)               (767,441)            (233,327)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
          2,433,695           1,897,353                  470,700             645,245               3,412,481            2,911,889
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

                See accompanying Notes to Financial Statements.

                       Statements of Changes in Net Assets

                                                                         Capital Appreciation                    Emerging Growth
                                                                                 Fund                                Fund (1)

                                                                     Year Ended        Year Ended                 Period Ended
                                                                  October 31, 2000  October 31, 1999            October 31, 2000

NET ASSETS at beginning of period                                 $    36,824,494   $    20,435,388             $             --
                                                                  ---------------  ----------------             ----------------

Increase in net assets from operations:
   Net investment income (loss)                                          (444,518)         (159,055)                     (98,296)
   Net realized gain (loss)                                               114,311          (390,468)                  (6,811,319)
   Net change in unrealized appreciation (depreciation)                 9,962,008         4,901,372                    1,093,167
                                                                  ---------------  ----------------             ----------------
   Net increase (decrease) in net assets from operations                9,631,801         4,351,849                   (5,816,448)
                                                                  ---------------  ----------------             ----------------

Distributions to shareholders from:
   Net investment income
      Class A                                                                  --                --                           --
      Class B                                                                  --                --                           --
   Net realized gains
      Class A                                                             (14,447)          (10,034)                          --
      Class B                                                             (26,348)               --                           --
                                                                  ---------------  ----------------             ----------------
      Total distributions                                                 (40,795)          (10,034)                          --
                                                                  ---------------  ----------------             ----------------

Capital Share transactions:
   Class A Shares
      Shares sold                                                      23,430,373         8,326,212                   25,755,958
      Issued to shareholders in reinvestment of distributions              14,391            10,009                           --
      Shares redeemed                                                  (4,619,423)      (10,439,625)                    (186,109)
                                                                  ---------------  ----------------             ----------------
      Net increase (decrease) from capital share transactions          18,825,341        (2,103,404)                  25,569,849
                                                                  ---------------  ----------------             ----------------
   Class B Shares
      Shares sold                                                      32,183,438        15,597,190                    9,908,820
      Issued to shareholders in reinvestment of distributions              26,124                --                           --
      Shares redeemed                                                  (4,479,664)       (1,446,495)                    (264,970)
                                                                  ---------------  ----------------             ----------------
      Net increase from capital share transactions                     27,729,898        14,150,695                    9,643,850
                                                                  ---------------  ----------------             ----------------
Total increase in net assets                                           56,146,245        16,389,106                   29,397,251
                                                                  ---------------  ----------------             ----------------

NETASSETS at end of period (including line A)                     $    92,970,739   $    36,824,494             $     29,397,251
                                                                  ===============  ================             ================

(A) Undistributed net investment income                           $            --   $            35             $             --
                                                                  ===============  ================             ================


OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                                       1,508,464           645,448                    2,656,627
      Issued to shareholders in reinvestment of distributions                 997               815                           --
      Shares redeemed                                                    (293,733)         (893,051)                     (21,033)
                                                                  ---------------  ----------------             ----------------
      Net increase (decrease) in shares outstanding                     1,215,728          (246,788)                   2,635,594
                                                                  ---------------  ----------------             ----------------
   Class B Shares
      Shares sold                                                       2,091,342         1,219,845                    1,137,730
      Issued to shareholders in reinvestment of distributions               1,827                --                           --
      Shares redeemed                                                    (294,032)         (120,110)                     (31,044)
                                                                  ---------------  ----------------             ----------------
      Net increase in shares outstanding                                1,799,137         1,099,735                    1,106,686
                                                                  ---------------  ----------------             ----------------


(1) Fund commenced investment operations on February 29, 2000.

                See accompanying Notes to Financial Statements.

                International Stock
                       Fund

           Year Ended          Year Ended
        October 31, 2000    October 31, 1999

      $       36,540,092  $       29,005,768
     -------------------  ------------------

                 132,129             416,820
              (1,881,318)          2,602,484
              (2,065,004)          1,996,743
     -------------------  ------------------
              (3,814,193)          5,016,047
     -------------------  ------------------


                (440,689)           (402,357)
                 (23,618)            (10,711)

              (2,379,485)         (1,172,577)
                (255,311)            (66,391)
     -------------------  ------------------
              (3,099,103)         (1,652,036)
     -------------------  ------------------


               2,588,770           1,024,723
               2,819,698           1,575,095
                (482,865)           (192,494)
     -------------------  ------------------
               4,925,603           2,407,324
     -------------------  ------------------

               3,486,182           1,965,892
                 276,979              76,883
                (748,173)           (279,786)
     -------------------  ------------------
               3,014,988           1,762,989
     -------------------  ------------------
               1,027,295           7,534,324
     -------------------  ------------------

      $       37,567,387  $       36,540,092
     ===================  ==================

      $           24,450  $          267,089
     ===================  ==================




                 247,409              93,829
                 255,360             151,888
                 (46,500)            (18,840)
     -------------------  ------------------
                 456,269             226,877
     -------------------  ------------------

                 334,355             180,336
                  25,337               7,421
                 (72,000)            (26,738)
     -------------------  ------------------
                 287,692             161,019
     -------------------  ------------------

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                     Class A                                    Class B

                                                   Year Ended    Year Ended   Inception(a) to Year Ended  Year Ended Inception(a) to
                                                   10/31/2000    10/31/1999    10/31/1998     10/31/2000   10/31/1999    10/31/1998
CASH RESERVES FUND                                 ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period               $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Income from Investment Operations:
      Net investment income                              0.06          0.05          0.04          0.05          0.04          0.03
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 0.06          0.05          0.04          0.05          0.04          0.03
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Less Distributions:
      Distributions from net investment income          (0.06)        (0.05)        (0.04)        (0.05)        (0.04)        (0.03)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.06)        (0.05)        (0.04)        (0.05)        (0.04)        (0.03)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                            --            --            --            --            --            --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return+                                            5.77%         4.60%         4.21%(1)      4.97%         3.81%      3.50%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $    5,104    $    4,481    $    4,339    $    2,865    $    3,501    $      894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           2.07%         2.63%         4.76%(2)      2.82%         3.38%      5.51%(2)
   After reimbursement of expenses by Advisor            0.55%         0.55%         0.55%(2)      1.30%         1.30%      1.30%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor           4.09%         2.33%         0.67%(2)      3.34%         1.84%    (0.08)%(2)
   After reimbursement of expenses by Advisor            5.61%         4.41%         4.88%(2)      4.86%         3.92%      4.13%(2)


BOND FUND

Net Asset Value, Beginning of Period               $     9.74    $    10.14    $    10.00    $     9.75    $    10.14    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Income from Investment Operations:
      Net investment income                              0.63          0.51          0.45          0.55          0.44          0.39
      Net realized and unrealized gain (loss)
        on investments                                  (0.17)        (0.35)         0.14         (0.17)        (0.35)         0.14
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 0.46          0.16          0.59          0.38          0.09          0.53
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Less Distributions:
      Distributions from net investment income          (0.63)        (0.51)        (0.45)        (0.55)        (0.44)        (0.39)
      Distributions from capital gains                     --         (0.05)           --            --         (0.04)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.63)        (0.56)        (0.45)        (0.55)        (0.48)        (0.39)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value              (0.17)        (0.40)         0.14         (0.17)        (0.39)         0.14
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     9.57    $     9.74     $   10.14    $     9.58    $     9.75    $    10.14
                                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return+                                            4.89%         1.60%         6.08%(1)      4.10%         0.94%      5.36%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   13,279    $    7,991    $    4,797    $   10,982    $    7,508    $    2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.66%         2.02%         4.83%(2)      2.41%         2.77%      5.58%(2)
   After reimbursement of expenses by Advisor            0.90%         0.90%         0.60%(2)      1.65%         1.65%      1.35%(2)
Ratios of net investment income to average
  net assets:
   Before reimbursement of expenses by Advisor           5.76%         4.06%         1.14%(2)      5.01%         3.46%      0.39%(2)
   After reimbursement of expenses by Advisor            6.52%         5.18%         5.37%(2)      5.77%         4.58%      4.62%(2)
Portfolio Turnover                                        366%          725%           95%          366%          725%        95%


(1) Not annualized.
(2) Annualized.
+ Total return without applicable sales charge. (a) Fund commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                                                     Class A                                    Class B

                                                   Year Ended    Year Ended  Inception(a) to Year Ended   Year Ended Inception(a) to
BALANCED FUND                                      10/31/2000    10/31/1999    10/31/1998    10/31/2000    10/31/1999    10/31/1998
                                                   ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period               $    12.05    $    10.68    $    10.00    $    12.05    $    10.68    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income                              0.34          0.27          0.21          0.25          0.18          0.14
      Net realized and unrealized gain (loss)
        on investments                                   0.69          1.38          0.68          0.69          1.38          0.68
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 1.03          1.65          0.89          0.94          1.56          0.82
   Less Distributions:
      Distributions from net investment income          (0.35)        (0.27)        (0.21)        (0.25)        (0.18)        (0.14)
      Distributions from capital gains                  (0.08)        (0.01)           --         (0.08)        (0.01)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.43)        (0.28)        (0.21)        (0.33)        (0.19)        (0.14)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                          0.60          1.37          0.68          0.61          1.37          0.68
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $    12.65    $    12.05    $    10.68    $    12.66    $    12.05    $    10.68
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                            8.67%        15.58%         8.92%(1)      7.93%        14.72%      8.24%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   27,088    $   15,297    $   15,670    $   63,669    $   31,263    $    7,440
Ratios of expenses to average net assets:
   Before reimbursement of expense  by Advisor           1.28%         1.47%         3.40%(2)      2.03%         2.22%      4.15%(2)
   After reimbursement of expenses by Advisor            1.10%         1.10%         1.10%(2)      1.85%         1.85%      1.85%(2)
Ratios of net investment income (loss) to average
  net assets:
   Before reimbursement of expenses by Advisor           2.65%         1.99%         0.23%(2)      1.90%         1.25%    (0.52)%(2)
   After reimbursement of expenses by Advisor            2.83%         2.36%         2.53%(2)      2.08%         1.62%      1.78%(2)
Portfolio Turnover                                        187%          349%           60%          187%          349%           60%




HIGH INCOME FUND

Net Asset Value, Beginning of Period               $     8.88    $     8.85    $    10.00    $     8.90    $     8.85    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income                              0.81          0.80          0.61          0.75          0.74          0.55
      Net realized and unrealized gain (loss)
           on investments                               (0.86)         0.06         (1.15)        (0.86)         0.06         (1.15)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                (0.05)         0.86         (0.54)        (0.11)         0.80         (0.60)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income          (0.81)        (0.80)        (0.61)        (0.75)        (0.74)        (0.55)
      Distributions from capital gains                     --         (0.03)           --            --         (0.01)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.81)        (0.83)        (0.61)        (0.75)        (0.75)        (0.55)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value              (0.86)         0.03         (1.15)        (0.86)         0.05         (1.15)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     8.02    $     8.88    $     8.85    $     8.04    $     8.90    $     8.85
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                           (0.81)%        9.69%        (5.78)%(1)    (1.54)%        9.02%    (6.39)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $    8,394    $    7,879    $    6,045    $   12,271    $    9,399    $    3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.62%         1.97%         3.52%(2)      2.37%         2.72%      4.27%(2)
   After reimbursement of expenses by Advisor            1.00%         1.00%         1.00%(2)      1.75%         1.75%      1.75%(2)
Ratios of net investment income to average
  net assets:
   Before reimbursement of expenses by Advisor           8.78%         7.75%         4.95%(2)      8.03%         7.16%      4.20%(2)
   After reimbursement of expenses by Advisor            9.40%         8.72%         7.47%(2)      8.65%         8.13%      6.72%(2)
Portfolio Turnover                                         41%           48%           56%           41%           48%           56%

(1) Not annualized.
(2) Annualized.
+ Total return without applicable sales charge. (a) Fund commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.


Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                     Class A                                    Class B

                                                   Year Ended    Year Ended  Inception(a) to Year Ended  Year Ended  Inception(a) to
GROWTH AND INCOME FUND                             10/31/2000    10/31/1999     10/31/1998    10/31/2000   10/31/1999     10/31/1998
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period               $    13.21    $    10.88    $    10.00    $    13.18    $    10.88    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income (loss)                       0.07(b)       0.09          0.07         (0.03)(b)     (0.01)         0.01
      Net realized and unrealized gain
       on investments                                    0.84          2.33          0.89          0.84          2.33          0.89
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 0.91          2.42          0.96          0.81          2.32          0.90
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income          (0.04)        (0.09)        (0.07)        (0.01)           --         (0.01)
      Distributions from capital gains                  (0.02)           --            --         (0.02)        (0.02)           --
      Distributions in excess of net
        investment income                                  --            --         (0.01)           --            --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.06)        (0.09)        (0.08)        (0.03)        (0.02)        (0.02)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                          0.85          2.33          0.88          0.78          2.30          0.88
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $    14.06    $    13.21    $    10.88    $    13.96    $    13.18    $    10.88
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                            6.90%        22.33%         9.57%(1)      6.13%        21.32%      8.97%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   46,994    $   25,646    $   11,169    $  106,792    $   55,856    $   14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.07%         1.25%         2.41%(2)      1.82%         2.00%      3.16%(2)
   After reimbursement of expenses by Advisor            1.00%         1.00%         1.00%(2)      1.75%         1.75%      1.75%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor           0.47%         0.35%        (0.60)%(2)    (0.28)%       (0.40)%   (1.35)%(2)
   After reimbursement of expenses by Advisor            0.54%         0.60%         0.81%(2)     (0.21)%       (0.15)%     0.06%(2)
Portfolio Turnover                                         14%           19%            5%           14%           19%            5%




CAPITAL APPRECIATION FUND
Net Asset Value, Beginning of Period               $    13.70    $    11.04    $    10.00    $    13.54    $    10.98    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income (loss)                      (0.03)(b)     (0.00)*        0.01         (0.15)(b)     (0.12)        (0.02)
      Net realized and unrealized gain
       on investments                                    2.78          2.68          1.04          2.75          2.68          1.01
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 2.75          2.68          1.05          2.60          2.56          0.99
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income             --            --            --            --            --            --
      Distributions from capital gains                  (0.01)        (0.02)           --         (0.01)           --            --
      Distributions in excess of net investment
        income                                             --            --         (0.01)           --            --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.01)        (0.02)        (0.01)        (0.01)           --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                          2.74          2.66          1.04          2.59          2.56          0.98
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $    16.44    $    13.70    $    11.04    $    16.13    $    13.54    $    10.98
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                           20.12%        24.29%        10.51%(1)     19.25%        23.32%      9.91%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   35,889    $   13,262    $   13,410    $   57,082    $   23,563    $    7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.37%         1.71%         3.28%(2)      2.12%         2.46%      4.03%(2)
   After reimbursement of expenses by Advisor            1.20%         1.20%         1.20%(2)      1.95%         1.95%      1.95%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor          (0.44)%       (0.68)%       (1.97)%(2)    (1.19)%       (1.46)%   (2.72)%(2)
   After reimbursement of expenses by Advisor           (0.27)%       (0.05)%        0.11%(2)     (1.02)%       (1.03)%   (0.64)%(2)
Portfolio Turnover                                         18%           68%           10%           18%           68%           10%


(1) Not annualized.
(2) Annualized.
+   Total return without applicable sales charge.
(a) Fund commenced investment operations on December 29, 1997.
(b) Calculated based on average shares outstanding.
*   Amount represents less than $(0.01).

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                          Class A                     Class B

                                                                       Inception(a) to             Inception(a) to
EMERGING GROWTH FUND                                                     10/31/2000                  10/31/2000
                                                                      ---------------              ---------------
Net Asset Value, Beginning of Period                                  $      10.00                  $      10.00
                                                                      ------------                  ------------
   Income from Investment Operations:
      Net investment income                                                  (0.02)(c)                     (0.06)(c)
      Net realized and unrealized loss on investments                        (2.11)                        (2.11)
                                                                      ------------                  ------------
        Total from investment operations                                     (2.13)                        (2.17)
                                                                      ------------                  ------------

Net decrease in net asset value                                              (2.13)                        (2.17)
                                                                      ------------                  ------------
Net Asset Value, End of Period                                        $       7.87                  $       7.83
                                                                      ============                  ============

Total Return+                                                               (21.30)%(1)                   (21.70)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                  $     20,731                  $      8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                                1.75%(2)                      2.50%(2)
   After reimbursement of expenses by Advisor                                 1.20%(2)                      1.95%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                               (0.97)%(2)                    (1.72)%(2)
   After reimbursement of expenses by Advisor                                (0.42)%(2)                    (1.17)%(2)
Portfolio Turnover                                                             151%                          151%



                                                   Year Ended   Year Ended   Inception(b) to Year Ended   Year Ended  Inception(b)to
                                                   10/31/2000    10/31/1999   10/31/1998     10/31/2000    10/31/1999    10/31/1998
INTERNATIONAL STOCK FUND                           ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period               $    11.45    $    10.34    $    10.00    $    11.38    $    10.28    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income (loss)                       0.04(c)       0.14          0.08         (0.03)(c)      0.05          0.03
      Net realized and unrealized gain (loss)
        on investments                                  (0.98)         1.56          0.27         (0.98)         1.56          0.26
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                (0.94)         1.70          0.35         (1.01)         1.61          0.29
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income          (0.14)        (0.14)        (0.01)        (0.07)        (0.05)        (0.01)
      Distributions from capital gains                  (0.82)        (0.45)           --         (0.82)        (0.46)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.96)        (0.59)        (0.01)        (0.89)        (0.51)        (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value              (1.90)         1.11          0.34         (1.90)         1.10          0.28
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     9.55    $    11.45    $    10.34    $     9.48    $    11.38    $    10.28
                                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return+                                           (9.29)%       17.00%         3.60%(1)     (9.92)%       16.09%      2.90%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   32,071    $   33,214    $   27,656    $    5,497    $    3,326    $    1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           2.06%         2.18%         2.76%(2)      2.81%         2.93%      3.51%(2)
   After reimbursement of expenses by Advisor            1.60%         1.60%         1.60%(2)      2.35%         2.35%      2.35%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor          (0.03)%        0.72%        (0.01)%(2)    (0.78)%        0.05%    (0.76)%(2)
   After reimbursement of expenses by Advisor            0.43%         1.30%         1.15%(2)     (0.32)%        0.63%      0.40%(2)
Portfolio Turnover                                        117%           57%           60%          117%           57%           60%


(1) Not annualized.
(2) Annualized.
+   Total return without applicable sales charge.
(a) Fund commenced investment operations on February 29, 2000.
(b) Fund commenced investment operations on December 29, 1997.
(c) Calculated based on average shares outstanding.

                See accompanying Notes to Financial Statements.

                         Notes to Financial Statements

1. ORGANIZATION
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers eight Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund and the International Stock Fund.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1.00 per share and the sale of 4,900 Class A shares and 100 Class B shares of the Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10.00 per share on November 10, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and equities traded on a foreign exchange will be valued at the bid price; 2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; 4) options and futures contract are valued at the last sale price on the market where any such option or futures contracts is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities and other investments are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Expenses: Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Fund on the basis of relative net assets.

Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of its shares under federal and state regulation. Such organization and offering costs incurred prior to July 1998 are being amortized on a straight-line basis over five years and one year, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, MEMBERS Capital Advisors, Inc. has agreed to reimburse the Fund promptly.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest, The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Emerging Growth and International Stock Funds report certain foreign currency-related transactions as components or realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor'). For its investment advisory services to the Funds, MEMBERS Capital Advisors, Inc. is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund and the Emerging Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of the investments of the High Income Fund, the Emerging Growth Fund, and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are Massachusetts Financial Services Company for the High Income Fund and Emerging Growth Fund and Lazard Asset Management for the International Stock Fund. Prior to November 1, 2000 IAI International Limited served as co-subadvisor for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

     Fund                                 Class A          Class B
     Cash Reserves Fund                    0.55%            1.30%
     Bond Fund                             0.90%            1.65%
     Balanced Fund                         1.10%            1.85%
     High Income Fund                      1.00%            1.75%
     Growth and Income Fund                1.00%            1.75%
     Capital Appreciation Fund             1.20%            1.95%
     Emerging Growth Fund                  1.20%            1.95%
     International Stock Fund              1.60%            2.35%

For the periods ended October 31, 2000, the Investment Advisor reimbursed expenses of $118,873 for the Cash Reserves Fund, $127,512 for the Bond Fund, $114,370 for the Balanced Fund, $118,223 for the High Income Fund, $77,523 for the Growth and Income Fund, $96,580 for the Capital Appreciation Fund, $92,898 for the Emerging Growth Fund and $178,647 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Prior to March 1, 2000, such payments must be made within the subsequent eighteen months from when the reimbursement or fee reduction occurred. At October 31, 2000, the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund had $102,949, $112,013, $91,121, $112,493, $63,686, $87,056 and $140,980, respectively, subject to recovery under this agreement. These amounts recoverable expire at various dates through August 31, 2001. Beginning March 1, 2000, such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred. At October 31, 2000, the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund and International Stock Fund had $73,959, $79,335, $84,684, $72,153, $70,368, $64,827, $92,898 and $122,233, respectively, subject to recovery under this agreement. These amounts recoverable expire on October 31, 2003. Through October 31, 2000, none of the Funds have made repayments to the Investment Advisor under either of these agreements.

Through October 27, 2000, the Trust and PFPC Inc. ("PFPC") were parties to an agreement under which PFPC provided administration services for a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined average daily net assets and 0.12% of the next $500 million of the combined average daily net assets and 0.09% of the combined average daily net assets over $1 billion. For the period from November 1, 1999 through October 27, 2000, the Funds paid to PFPC the following amounts:

       Fund                                 Amount Paid
       Cash Reserves Fund                       $83,133
       Bond Fund                                 83,133
       Balanced Fund                             83,133
       High Income Fund Fund                     83,133
       Growth and Income Fund                    83,133
       Capital Appreciation Fund                 83,133
       Emerging Growth Fund                      54,857
       International Stock Fund                  83,133

Effective October 28, 2000, the Trust entered into an agreement with State Street Bank ("State Street") to provide administration services for a fee calculated daily and paid monthly, at an annual rate of 0.07% of the first $500 million of the combined average daily net assets, 0.04% on the second $500 million of the combined average daily net assets, 0.03% on the third $500 million, 0.02% on the fourth $500 million up to $2.5 billion, and 0.01%, thereafter, of the combined average daily net assets. Each Fund is also charged $7,500 per year for each additional class of shares. A minimum fee of $55,000 per year applies. For the period from October 28, 2000 through the year ended October 31, 2000 each Fund accrued $0 for administration services performed by State Street.

Through October 27, 2000, PFPC provided certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Effective October 28, 2000, the Trust entered into an agreement with State Street to provide accounting and custody services. PFPC continued to provide transfer agency services for the Trust through November 17, 2000. Effective November 20, 2000, the Trust, entered into an agreement with Boston Financial Data Services to perform transfer agency services pursuant to certain fee arrangements.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 2000, sales charges received by CUNA Brokerage were as follows:

       Fund                                 Amount Paid
       Cash Reserves Fund                      $159,383
       Bond Fund                                303,399
       Balanced Fund                          1,996,941
       High Income Fund Fund                    277,756
       Growth and Income Fund                 3,084,706
       Capital Appreciation Fund              1,760,311
       Emerging Growth Fund                     198,653
       International Stock Fund                 538,452

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. Effective September 4, 1997, the Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to the Cash Reserves Fund, Bond Fund and High Income Fund dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund, Emerging Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

5. SECURITIES TRANSACTIONS
For the periods ended October 31, 2000, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                                U.S. Government                         Other Investment
                                                  Securities                               Securities

      Fund                              Purchases              Sales               Purchases              Sales
      Bond Fund                         $39,988,898          $30,817,015        $   28,581,882      $   28,510,320
      Balanced Fund                      80,110,676           63,960,460            74,860,700          50,554,594
      High Income Fund                           --                   --            11,299,959           4,526,813
      Growth and Income Fund                     --                   --            78,359,994          14,982,623
      Capital Appreciation Fund                  --                   --            52,889,841           9,269,344
      Emerging Growth Fund                       --                   --            66,706,406          34,223,477
      International Stock Fund                   --                   --            44,667,068          41,212,677

At October 31, 2000, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

     Fund                              Appreciation         Depreciation             Net
     Bond Fund                       $       210,240       $     (67,800)    $      142,440
     Balanced Fund                         9,723,749          (2,657,005)         7,066,744
     High Income Fund                        181,131          (3,033,130)        (2,851,999)
     Growth and Income Fund               22,926,694          (9,926,597)        13,000,097
     Capital Appreciation Fund            18,598,827          (3,760,771)        14,838,056
     Emerging Growth Fund                  1,988,485          (1,258,080)           730,405
     International Stock Fund              3,074,296          (4,249,185)        (1,174,889)

For federal income tax purposes, the below listed Funds have capital loss carryovers as of October 31, 2000, which are available to offset future capital gains, if any:

                                      Losses Deferred            Losses Deferred             Losses Deferred
     Fund                            Expiring in 2006           Expiring in 2007            Expiring in 2008
     Bond Fund                              $      --             $     349,486               $      459,422
     Balanced Fund                                 --                        --                      330,272
     High Income Fund                          66,186                   328,128                      244,044
     Growth and Income Fund                        --                        --                    1,214,946
     Capital Appreciation Fund                     --                        --                       64,720
     Emerging Growth Fund                          --                        --                    6,443,167
     International Stock Fund                      --                        --                    1,887,109

6. FOREIGN SECURITIES
Each Fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Emerging Growth Fund may invest 100%, 50% and 25%, respectively of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

7. FINANCIAL INSTRUMENTS
Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

8. CONCENTRATION OF RISK
The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

9. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 2000, investments in the Funds by affiliates were as follows:

                                                     CUNA Mutual                 CUNA Mutual                        CUMIS
   Fund                       Class            Life Insurance Company         Insurance Society           Insurance Society, Inc.

Cash Reserves Fund              A                     $  1,729,644              $  1,728,491             $              --
Bond Fund                       A                        1,696,063                 1,694,932                            --
High Income Fund                A                        5,127,139                        --                            --
Emerging Growth Fund            A                        3,935,000                        --                    11,804,213
Emerging Growth Fund            B                               --                        --                           783
International Stock Fund        A                        3,295,234                 5,490,959                    19,616,960

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERS Mutual Funds (hereafter referred to as the "Funds") at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 19, 2000



                               Other Information





Tax Information (Unaudited)

Of the dividends paid by the Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and the International Stock Fund, 3.30%, 17.75%, 1.20%, 100.00%, 100.00% and 8.12%, respectively, qualify, for the corporate dividends received deduction.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a)(1) Declaration of Trust incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on June 19, 1997 as exhibit 1.

(a)(2) Resolution amending Declaration of Trust dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(b)      N/A

(c)      N/A

(d)(1) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(a).

(d)(2)   Amendment  No. 1 to  Management  Agreement  with CIMCO  Inc.  effective
         February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(3) Amendment No. 2 to Management Agreement with CIMCO Inc. (n/k/a MEMBERS Capital Advisors, Inc.) effective February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(4) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(b).

(d)(5) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company for the Emerging Growth Fund effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(6)   Investment   Sub-Advisory  Agreement  with  IAI  International  Limited incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(c).

(d)(7)   Letter  agreement  between  MEMBERS  Capital  Advisors,  Inc.  and  IAI
         International   Limited  dated  October  30,  2000.

(d)(8)   Investment   Sub-Advisory   Agreement  with  Lazard  Asset   Management
         incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(d).

(d)(9) Investment Sub-Advisory Agreement with Lazard Asset Management effective October 31, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(10) Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP effective February 15, 2001.

(d)(11)  Letter  dated  January  26,  2001  amending   Investment   Sub-Advisory
         Agreement  between  MEMBERS  Capital  Advisors,   Inc.  and  Wellington
         Management Company, LLP.

(e) Distribution Agreement with CUNA Brokerage Services, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 6.

(f)      N/A

(g)(1) Custody Agreement with State Street Bank and Trust Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 8.

(g)(2) Agreement with State Street Bank and Trust Company to add the Emerging Growth Fund incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(g)(3) Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company effective February 15, 2001.

(h)(1) Administration Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(a).

(h)(2) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(b).

(h)(3) Administration Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective October 30, 2000.

(h)(4) Transfer Agency and Service Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective ____________.

(h)(5) Investment Accounting Agreement with State Street Bank and Trust Company effective October 28, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(i)      Opinion  and  Consent  of   Sutherland,   Asbill  &  Brennan  LLP.

(j)      Consent of PricewaterhouseCoopers LLP

(k)      N/A

(l)(1) Subscription Agreement with CUNA Mutual Insurance Society incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(a).

(l)(2)   Subscription   Agreement  with  CUNA  Mutual  Life  Insurance   Company
         incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(b).

(l)(3) Subscription Agreement with CUMIS incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 10, 1999.

(l)(4)   Subscription   Agreement  with  CUMIS  Insurance  Society,  Inc.  dated
         February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(l)(5) Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001.

(m)(1) Service Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(a).

(m)(2) Supplement No. 1 to Service Plan for Class A Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(3) Supplement No. 2 to Service Plan for Class A Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(4) Distribution Plan for Class B Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(b).

(m)(5) Supplement No. 1 to Distribution Plan for Class B Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(6) Supplement No. 2 to Distribution Plan for Class B Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(7) Service Plan for Class D Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(m)(8) Supplement No. 1 to Service Plan for Class D Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(9) Supplement No. 2 to Service Plan for Class D Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(n) Plan of Multiple Classes of Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(p)(1) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated June 1, 2000, 1997, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(2) Massachusetts Financial Services Company Code of Ethics dated September 1, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(3) Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(p)(4) CUNA Brokerage Services, Inc. Code of Ethics dated September 1, 1997 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

Other Exhibits

Powers of Attorney

Item 24.  Persons Controlled by or Under Common Control With Registrant

See the caption in Part A entitled "Portfolio Management" and Part B "Management of the Trust" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                   Organizational Chart As Of February 1, 2001

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business: Holding Company
         October 15, 1972*
         State of domicile: Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960*
                           State of domicile: Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                           (1)      Credit Union Mutual Insurance Society
                                     New Zealand Ltd.
                                    Business: Fidelity Bond Coverage
                                    November l, 1990*
                                    State of domicile: Wisconsin

                  b.                CUNA Brokerage Services, Inc.
                                    Business: Brokerage
                                    July 19, 1985*
                                    State of domicile: Wisconsin

                  c.                CUNA Mutual General Agency of Texas, Inc.
                                    Business: Managing General Agent
                                    August 14, 1991*
                                    State of domicile: Texas

                  d.                MEMBERS Life Insurance Company
                                    Business: Credit Disability/Life/Health
                                    February 27, 1976*
                                    State of domicile: Wisconsin
                                    Formerly CUMIS Life & CUDIS

                  e.                International Commons, Inc.
                                    Business: Special Events
                                    January 13, 1981*
                                    State of domicile: Wisconsin

                  f.                CUNA Mutual Mortgage Corporation
                                    Business: Mortgage Servicing
                                    November 20, 1978* Incorporated
                                    December 1, 1995 Wholly Owned
                                    State of domicile: Wisconsin

                  g.                CUNA Mutual Insurance Agency, Inc.
                                    Business: Leasing/Brokerage
                                    March 1, 1974*
                                    State of domicile: Wisconsin
                                    Formerly CMCI Corporation

                  h.                Stewart Associates Incorporated
                                    Business:  Credit Insurance
                                    March 6, 1998
                                    State of domicile:  Wisconsin

i.       CMG Mortgage Assurance Company
                                    Business: Private Mortgage Insurance
                                    50% ownership by CUNA Mutual Investment
                                      Corporation
                                    50% ownership by PMI Mortgage Insurance
                                      Company
                                    October 1, 2000
                                    State of domicile: California

j.       CUNA Mutual Business Services, Inc.
                                    Business: Financial Services
                                    Incorporated April 22, 1974
                                    Wholly owned March 6, 2000
                                    State of domicile: Wisconsin

k.       League Insurance Agency
                                    Business: Insurance Agency
                                    October 1, 2000
                                    State of domicile: Connecticut

                                    League Insurance Agency is the 100% owner of the following subsidiary:

                                    Member Protection Insurance Plans
                                    Business: Insurance Agency
                                    October 1, 2000
                                    State of domicile: Connecticut

         CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

         (1)      CM Field Services, Inc.
                  Business: Serves Agency Field Staff
                  January 26,1994*
                  State of domicile: Wisconsin

(2)      CUNA Mutual Insurance Agency of Alabama, Inc.
                  Business: Property & Casualty Agency
                  May 27, 1993
                  State of domicile: Alabama

         (3)      CUNA Mutual Insurance Agency of New Mexico, Inc.
                  Business: Brokerage of Corporate & Personal Lines
                  June 10, 1993*
                  State of domicile: New Mexico

         (4)      CUNA Mutual Insurance Agency of Hawaii, Inc.
                  Business: Property & Casualty Agency
                  June 10, 1993*
                  State of domicile: Hawaii

         (5)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                  Business: Property & Casualty Agency
                  June 24, 1993 *
                  State of domicile: Mississippi

         (6)      CUNA Mutual Insurance Agency of Kentucky, Inc.
                  Business: Brokerage of Corporate & Personal Lines October 5, 1994*
                  State of domicile: Kentucky

         (7)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
                  Business: Brokerage of Corporate & Personal Lines January 27, 1995*
                  State of domicile: Massachusetts

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18,1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

4.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business: Holding Company
         September 17, 1999*
         Country of domicile: Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd is the owner of the following subsidiary:

(1)      CUNA Mutual Life Australia, Ltd.
         Business: Life insurance
         October 15, 1999
         Australia

5.       CUNA Mutual Group, Limited
         Business: Brokerage
         May 27, 1998
         Country of domicile: U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C. U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C. U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society

4.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

5.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
         99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
         June 14, 1993

6.       CMG Mortgage Insurance Company
         50% ownership by CUNA Mutual Investment Corporation 50% ownership by PMI Mortgage Insurance Co.
         April 14, 1994

7.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

8.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

10.      CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

10.      Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

11.      finsure.australia limited
         50% ownership by CUNA Mutual Australia Holding Company Pty. Limited 50% ownership by CUSCAL
         October 15, 1999

12.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

13.      CUNA Strategic Services Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

Limited Liability Companies

1.       "Sofia LTD." (Ukraine)
         99.96% CUNA Mutual Insurance Society
         .04% CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% "Sofia LTD."
         19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
         September 25, 1996

3.       MEMBERS Development Company LLC
         49 % CUNA Mutual Investment Corporation
         51% Credit Unions & CUSOs
         September 24, 1999

4.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society 33.3% ownership by CUNA & Affiliates 33.3% ownership by American Association of Credit Union Leagues
         January 5, 2000

Affiliated (Nonstock)

1.       MEMBERS Prime Club, Inc.
         August 8, 1978

2.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

3.       CUNA Mutual Life Insurance Company
         July 1, 1990

                       CUNA Mutual Life Insurance Company
                   Organizational Chart As Of February 1, 2001

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1. MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO)) An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO)) is the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds

2.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         March 9, 1995

3.       CMIA Wisconsin Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

Item 25.  Indemnification

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         The Investment Adviser for the MEMBERS Mutual Fund is MEMBERS Capital Advisors, Inc. See the caption in Part A entitled "Portfolio Management" for a more complete description.

         The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS               POSITION HELD

Michael S. Daubs           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     President
Madison, WI 53705          1982-Present

                           Director
                           1995-Present

                           CUNA Mutual Insurance Society
                           Chief Officer - Investment
                           1990-Present

                           CUNA Mutual Life Insurance Company
                           Chief Officer - Investment
                           1989-Present

Kimberly M. Gant           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Assistant Treasurer
Madison, WI 53705          1999-Present

Tracy K. Gunderson         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Assistant Secretary
Madison, WI 53705          1999-Present

Lawrence R. Halverson      MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Senior Vice President
Madison, WI 53705          1996-Present

                           Vice President
                           1988-Present

                           Secretary
                           1992-1999

                           CUNA Brokerage Services, Inc.
                           President
                           1996-1998

                           Director
                           1996-Present

Joyce A. Harris            MEMBERS Capital Advisors, Inc.
PO Box 7130                Director and Chair
Madison, WI  53707         1992 - Present

                           Heartland Credit Union
                           President and Chief Executive Officer
                           1978- Present

James C. Hickman           MEMBERS Capital Advisors, Inc.
975 University Avenue      Director
Madison, WI 53706          1992 - Present

                           University of Wisconsin
                           Professor
                           1972 - Present

Mary E. Hoffmann           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Treasurer
Madison, WI 53705          2000 - Present

Michael B. Kitchen         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Director
Madison, WI 53705          1995 - Present

                           CUNA Mutual Insurance Society
                           President and Chief Executive Officer
                           1995- Present

                           CUNA Mutual Life Insurance Company
                           President and Chief Executive Officer
                           1995 - Present

Daniel J. Larson           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Vice President
Madison, WI 53705          1995 - Present

Thomas J. Merfeld          MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Senior Vice President
Madison, WI 53705          2000 - Present

                           Secretary
                           1999 - Present

                           Vice President
                           1994 - 2000

George A. Nelson           MEMBERS Capital Advisors, Inc.
PO Box 44965               Director and Vice Chair
Madison, WI 53744          1992 - Present

                           Evening Telegram Co. - WISC-TV
                           Executive Vice President
                           1982 - Present

Jeffrey B. Pantages        MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Senior Vice President
Madison, WI 53705          1998-Present

Mark T. Warshauer          MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Senior Vice President
Madison, WI 53705          2000 - Present

Item 27.  Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. The officers and directors of CUNA Brokerage Services, Inc. are as follows:

         (b)      Officers and Directors of CUNA Brokerage.

Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    With the Underwriter               With Registrant
------------------                  --------------------               -----------------

Joseph L. Bauer*                    Assistant Treasurer                Finance Reporting Operations
                                                                       Manager

Wayne A. Benson*                    Director & President               Chief Officer - Sales

Donna C. Blankenheim*               Assistant Secretary                Vice President
                                    Corporate Secretary

Timothy L. Carlson**                Assistant Treasurer                None

Jan C. Doyle*                       Assistant Secretary                Corporate Services Manager

Mark Eisenmann*                     Associate Compliance               Assistant Director - Insurance & Officer
Securities Market

David S. Emery*                     Vice President                     Division Vice President Credit
9500 Cleveland Ave. #210                                               Union Services
Rancho Cucamonga, CA 91730

John C. Fritsche                    Assistant Vice President           None
4455 LBJ Freeway
Suite 1108
Dallas, TX 75244

James E. Gowan*                     Director                           Vice President Relationship Management
Sales

Tracy K. Gunderson*                 Assistant Secretary                Recording Secretary/Technical Writer

Lawrence R. Halverson*              Director                           None

John W. Henry*                      Director & Vice President          Vice President

Michael G. Joneson*                 Secretary & Treasurer              Forecasting & Planning Vice President,
Finance

Daniel J. LaRocque*                 Vice President                     Vice President & Deputy General
                                                                       Counsel

Marcia L. Martin**                  Director & Assistant Vice          Assistant Vice President
                                    President                          Broker/Dealer Ops

Campbell D. McHugh*                 Compliance Officer                 Assistant Vice President, Associate
General Counsel

Daniel E. Meylink, Sr.*             Director                           Chief Officer - Members Services

Andrew C. Osen*                     Associate Compliance               Assistant Counsel
Officer

Faye A. Patzner*                    Vice President - General           Senior Vice President and General
Counsel                             Counsel

Brian L. Schroeder*                 Associate Compliance               Assistant Director, Insurance &
                                    Officer                            Securities Market

Barbara L. Secor**                  Assistant Secretary                None

Helen W. Wagabaza*                  Assistant Secretary                Recording Secretary/Technical Writer

John W. Wiley*                      Associate Compliance               Assistant Director, Insurance Market
                                    Officer                            Conduct

Gregory A. Zanowski                 Vice President                     Vice President, CUNA Mutual Life
CUNA Mutual Group-Midwest Division  Distribution
15800 N. Haggerty Road, Suite 101
Plymouth, Michigan 48170-4859

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.


c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

         a.       MEMBERS Capital Advisors, Inc.
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         b.       CUNA Mutual Insurance Society
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         c.       Boston Financial Data Services
                  66 Brooks Drive
                  Braintree, MA 02184

         d.       State Street Bank & Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the day of February 21, 2001.


                                              MEMBERS Mutual Funds


                                     By:      /s/ Lawrence R. Halverson
                                              Lawrence R. Halverson
                                              Trustee, President and
                                              Principal Executive Officer

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the dates indicated.

SIGNATURES AND TITLE                           DATE

/s/ Holly S. Baggot                            February 21, 2001
Holly S. Baggot, Secretary

/s/ Gwendolyn M. Boeke*
Gwendolyn M. Boeke, Trustee

/s/ Michael S. Daubs                           February 21, 2001
Michael S. Daubs, Trustee and Chairman

/s/ Alfred L. Disrud*
Alfred L. Disrud, Trustee

/s/ Lawrence R. Halverson                      February 21, 2001
Lawrence R. Halverson, Trustee, President
and Principal Executive Officer

/s/ Mary E. Hoffmann                           February 21, 2001
Mary E. Hoffmann, Treasurer

/s/ Kevin S. Thompson                          February 21, 2001
Kevin S. Thompson, Attorney-in-Fact
/s/ Thomas C. Watt*
Thomas C. Watt, Trustee

*Pursuant to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit
Number      Description

(d)(7) Letter agreement between MEMBERS Capital Advisors, Inc. and IAI International Limited dated October 30, 2000.

(d)(10) Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP effective February 15, 2001.

(d)(11)  Letter  dated  January  26,  2001  amending   Investment   Sub-Advisory
         Agreement  between  MEMBERS  Capital  Advisors,   Inc.  and  Wellington
         Management Company, LLP.

(g)(3) Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company effective February 15, 2001.

(h)(3) Administration Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective October 30, 2000.

(h)(4) Transfer Agency and Service Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective ___________________.

(i)      Opinion  and  Consent  of   Sutherland,   Asbill  &  Brennan  LLP.

(j)      Consent of PricewaterhouseCoopers LLP.

(l)(5) Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001.

Other Exhibits

Powers of Attorney

                                 Exhibit (d)(7)

Lawrence R. Halverson
Senior Vice President
MEMBERS Capital Advisors Inc.
Phone:   608.231.8145
Fax:     608.238.2316
E-mail:  larry.halverson@cunamutual.com





October 30, 2000


IAI International Limited
3700 First Bank Place
PO Box 357
Minneapolis, MN  55440-0357

         Re:      Subadvisor Status

Dear Ms. Hardy:

This letter is to provide you written notice that pursuant to the mutual agreement of the parties the Investment Subadvisory Agreement between CIMCO Inc. (n/k/a MEMBERS Capital Advisors, Inc.) and IAI International Limited dated October 1, 1997 will terminate effective October 31, 2000. Please sign below to indicate your agreement and acceptance.

Very truly yours,


/s/ Lawrence R. Halverson
Lawrence R. Halverson
Senior Vice President
MEMBERS Capital Advisors, Inc.



                                               /s/ Holly E. Hardy
                                               IAI International Limited
cc:      Kevin Thompson
         Michael Daubs

                                 Exhibit (d)(10)

                                Mid-Cap Portfolio
                                       of
                              MEMBERS MUTUAL FUNDS
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     Between
                         MEMBERS Capital Advisors, Inc.
                                       and
                       Wellington Management Company, LLP


         THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), effective as of the 15th day of February, 2001, by and between MEMBERS Capital Advisors, Inc., an Iowa corporation (the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Sub-Adviser").

         Adviser and Sub-Adviser agree as follows:

1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of a portion of the assets (which could be up to 100%) of the Mid-Cap Fund (the "Portfolio") of MEMBERS Mutual Funds (the "Fund"). Adviser intends to use a manager of managers approach to the management of the Portfolio, as well as other portfolios in the Fund. Therefore, the number of sub-advisers and the percentage of assets of the Portfolio managed by each sub-adviser will be determined by the Fund's Board of Trustees and MEMBERS Capital Advisors from time to time. The portion of the assets assigned to the Sub-Adviser will be referred to as the Sub-Portfolio. Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the Board of Trustees of the Fund, Sub-Adviser shall manage the investment and reinvestment of the assets of the Sub-Portfolio as requested by MEMBERS Capital Advisors.

2. Sub-Adviser hereby accepts employment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. In particular, Sub-Adviser shall furnish continuously an investment program for the Sub-Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Sub-Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and Trustees of the Fund with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Sub-Portfolio's assets.

4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's Trustees may from time to time establish or issue, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser of changes to (a) or (b) above and shall notify Sub-Adviser of changes to (c) above promptly after it becomes aware of such changes.

5. The Sub-Adviser and Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Fund or for the Adviser, and does not have access to all of the Fund's or the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement in accordance with the Fund's registration statement, the Fund's Declaration of Trust, the Portfolio's prospectus and any policies adopted by the Fund's Board of Trustees applicable to the Portfolio, and in accordance with applicable law, the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion the Portfolio's books and records, and upon information and written instructions received from the Fund or the Adviser, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the policies of the Fund's Board of Trustees and applicable law based upon such books and records and such information and instructions provided by the Fund or the Adviser. The Adviser shall promptly provide the Sub-Adviser with copies of the Fund's registration statement, the Fund's Declaration of Trust, the Portfolio's currently effective prospectus and any written policies or procedures adopted by the Fund's Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.

6. The Sub-Adviser shall have full and complete discretion to establish brokerage accounts with one or more brokers, dealers or other financial intermediaries as Sub-Adviser may select, including those which from time to time may furnish to Sub-Adviser or its affiliates statistical and investment research information and other services. Sub-Adviser will place orders with or through such brokers, dealers or other financial intermediaries in accordance with Wellington Management's Statement of Policy on Brokerage Practices and the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws

         On occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Sub-Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

7. Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

The Sub-Adviser shall not file class action claims or derivative shareholder claims on behalf of the Sub-Advised Funds. However, the Sub-Adviser will provide transaction information to the Client or custodian upon reasonable request.

8. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolio or otherwise be deemed agents of the Adviser, the Fund or the Portfolio.

9. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month, an annual fee of 0.60% based on the average daily net assets of the Sub-Portfolio, provided, however, that the minimum annual fee shall be $100,000. All or a portion of the management fee payable hereunder may be waived from time to time upon written agreement of the Sub-Adviser and the Adviser.

Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Sub-Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

         During any period when the determination of net asset value is suspended, the net asset value of the Sub-Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

10. The Sub-Adviser shall maintain all books and records with respect to the Sub-Advised Fund's portfolio transactions required by subparagraphs (b)(5), (6),
(7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940, as amended (the "1940 Act") and shall render to the Manager such periodic and special reports as the Manager may reasonably request. Sub-Adviser agrees that all books and records which it maintains for the Sub-Portfolio or the Fund pursuant to this section are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund, however, the Sub-Adviser may retain a copy of such documents.

11. The Adviser and Sub-Adviser shall cooperate with each other in providing information, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Portfolio, the Adviser and the Sub-Adviser in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Adviser or the Sub-Adviser reasonably believes the regulatory or administrative body does not have the authority to request or is the privileged or confidential information of the Adviser or Sub-Adviser.

12. Each party to this agreement agrees that it will not disclose or use any records or information of the other party (the "non-disclosing party") obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any non-public information obtained pursuant to this Agreement and disclose such information only if non-disclosing party (or the Fund, in cases where the non-disclosing party is the Adviser) has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

13. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, Trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Portfolio, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

14.      Representations and Warranties.

         a.       Adviser represents and warrants that:


                  (1) Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. The Adviser shall remain so registered throughout the term of this Agreement and shall notify Sub-Adviser immediately if Adviser ceases to be so registered as an investment adviser;

                  (2) The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (3) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under: (a) any provision of applicable law, rule or regulation; (b) the Advisers' Articles of Incorporation or Bylaws; or (c) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser;

                  (4) This Agreement is a valid and binding Agreement of the Adviser;

                  (5) The Adviser has provided the Sub-Adviser with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and the Adviser further represents that it will, within a reasonable time after filing any amendment to its Form ADV with the SEC furnish a copy of such amendments to the Sub-Adviser. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; and

                  (6) The Adviser acknowledges that it received a copy of the Sub-Adviser's current Form ADV, at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

         b.       Sub-Adviser represents and warrants that:

                  (1) Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. The Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser;

                  (2) The Sub-Adviser is a limited liability partnership duly organized and validly existing under the laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (3) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under: (a) any provision of applicable law, rule or regulation; (b) the Sub-Advisers Articles of Incorporation or Bylaws; or (c) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser;

                  (4) This Agreement is a valid and binding Agreement of the Sub-Adviser;

                  (5) The Sub-Adviser has provided the Adviser with a copy of its Form ADV as most recently filed with the SEC and the Sub-Adviser further represents that it will, within a reasonable time after filing any amendment to its Form ADV with the SEC furnish a copy of such amendments to the Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; and

                  (6) The Sub-Adviser acknowledges that it received a copy of the Adviser's current Form ADV, at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

15. The Adviser will not use, and will not permit the Fund to use, the Sub-Adviser's name (or that of any affiliate) or any derivative thereof or logo associated therewith in Fund literature without prior review and approval by the Sub-Adviser.

16. This Agreement shall not become effective unless and until it is approved by the Board of Trustees of the Fund, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding votes attributable to shares of the class of stock representing an interest in the Portfolio; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

17. This Agreement may be terminated at any time without the payment of any penalty, by the Fund's Board of Trustees, or by vote of a majority of the outstanding votes attributable to shares of the class of stock representing an interest in the Portfolio on sixty (60) days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty (60) days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment Advisery agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolio.

18. This Agreement may be amended by either party only if such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

19. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding votes attributable to shares of the class" means the lesser of (a) 67% or more of the shares of such class present at a meeting if more than 50% of such shares are present or represented by proxy or (b) more than 50% of the votes attributable to the shares of such class.

20. This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act.

21. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                         MEMBERS Capital Advisors, Inc.


                           By:      /s/ Michael S. Daubs
                                    Michael S. Daubs, President


                           Wellington Management Company, LLP


                           By:      /s/ Jonathan M. Payson
                           Title:   Jonathan M. Payson, Senior Vice President

                                 Exhibit (d)(11)

Wellington Management Company, LLP [Letterhead]
75 State Street
Boston, Massachusetts 02109
Telephone:  (617) 951-5000
Fax:  (617) 951-5250

January 26, 2001

MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road
Madison, Wisconsin 53705
Attention:  Michael S. Daubs, President

Re:      Fee waiver for Mid-Cap Portfolio of the Members Mutual Funds

To Your Attention:

Reference is made to the Investment Sub-Advisory Agreement (the "Agreement") between MEMBERS Capital Advisors, Inc. (the "Adviser") and Wellington Management Company, LLP (the "Sub-Adviser") dated February 15, 2001. Capitalized terms used herein and not defined shall have the meanings set forth in the Agreement.

The Sub-Adviser hereby agrees to waive the minimum fee of $100,000 applicable to the Sub-Portfolio of the Mid-Cap Portfolio of the Members Mutual Funds for a period of three years. This waiver shall commence on the date the Sub-Adviser begins to manage the assets of the Sub-Portfolio and shall expire three years from such date.

This waiver does not change or impair the obligation of the Adviser to pay the Sub-Adviser an annual management fee based upon a percentage of assets in the Sub-Portfolio, as described in the Agreement.

Please indicate your acceptance of these terms by signing two copies of this letter and returning one copy to Katy D. Burke at the address stated above.

Sincerely,

/s/ Jonathan M. Payson
Jonathan M. Payson
Senior Vice President

Accepted and Agreed:

MEMBERS Capital Advisors, Inc.

By:  /s/ Michael S. Daubs

                                 Exhibit (g)(3)

                              MEMBERS MUTUAL FUNDS
                               AMENDMENT NO. 2 TO
                               CUSTODIAN AGREEMENT

         This Amendment No. 2 to Custodian Agreement is made as of February 15, 2001, by and between the MEMBERS MUTUAL FUNDS, a Delaware Business Trust (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts State chartered bank trust company ("State Street").

1.   The parties entered into a Custodian Agreement dated October 28, 1997.

2.   The parties amended the Custodian Agreement by letter on February 4, 2000.

3.   The Fund is instituting a new portfolio, to be known as Mid-Cap Stock Fund.

3. The parties agree to amend Exhibit B of the Custodian Agreement to read as follows:

                                    EXHIBIT B
Portfolios of the MEMBERS Mutual Funds

         Cash Reserves Fund
         Bond Fund
         Balanced Fund
         High Income Fund
         Growth and Income Fund
         Capital Appreciation Fund
         Mid-Cap Stock Fund
         Emerging Growth Fund
         International Stock Fund

Furthermore, the parties hereby amend the Custodian Agreement by adding the following to the Agreement:

         The Fund may add new portfolios to Exhibit B of the Custodian Agreement from time to time by written notice, provided that State Street consents to such addition. Rates or charges for each additional portfolio shall be as agreed upon by State Street and the Fund in writing.

         The Fund and State Street hereby ratify and confirm the Custodian Agreement and agree that it remains in full force and effect and is binding upon the parties in accordance with its terms, as amended hereby.

         In witness whereof, the parties hereto have caused this Amendment to be executed by their duly authorized representatives designated below as of the day and year first above written.

MEMBERS MUTUAL FUNDS                        STATE STREET BANK AND
                                            TRUST COMPANY

By:  /s/ Lawrence R. Halverson              By:  /s/ David M. Paldino
Lawrence R. Halverson                       David M. Paldino
President                                   Vice President

                                 Exhibit (h)(3)

                                                                  EXECUTION COPY
ADMINISTRATION AGREEMENT

         Agreement dated as of October 30, 2000 by and among State Street Bank and Trust Company, a Massachusetts trust company (the "Administrator") and MEMBERS Mutual Funds, a Delaware business trust (the "Trust").

         WHEREAS, the Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Trust desires to retain the Administrator to furnish certain administrative services to the Trust, and the Administrator is willing to furnish such services, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.        APPOINTMENT OF ADMINISTRATOR

         The Trust hereby appoints the Administrator to act as administrator with respect to the Trust for purposes of providing certain administrative services for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees to render the services stated herein.

         In the event that the Trust wishes to retain the Administrator to act as administrator hereunder with respect to additional portfolios or funds ("Additional Funds") hereinafter established by the Trust, the Trust shall notify the Administrator in writing. Upon written acceptance by the Administrator, such Additional Funds shall be listed on an amended Exhibit A and the provisions of this Agreement (including those relating to the compensation and expenses payable by the Trust) may be modified with respect to each Additional Fund in writing by the Trust and the Administrator at the time of the addition of the Additional Funds.

2.        DELIVERY OF DOCUMENTS

         The Trust will promptly deliver to the Administrator copies of each of the following documents and all future amendments and supplements, if any:

       a.     The Trust's Declaration of Trust and by-laws;

       b. The Trust's currently effective registration statement under the Securities A+ct of 1933, as amended (the "1933 Act"), and the 1940 Act and the Trust's Prospectus(es) and Statement(s) of Additional Information relating to the Funds and all amendments and supplements thereto as in effect from time to time;

       c.     Certified  copies of the  resolutions  of the Board of Trustees of the Trust (the "Board") authorizing (1) the Trust to enter into this Agreement and (2) certain individuals to (a) give instructions to the Administrator pursuant to this Agreement and
              (b) sign checks and pay expenses;

       d. A copy of the investment advisory agreement between the Trust and its investment adviser; and

       e.     Such  other   certificates,   documents  or  opinions   which  the
              Administrator may, in its reasonable discretion, deem necessary, or appropriate in the proper performance of its duties.

3.       REPRESENTATIONS AND WARRANTIES OF THE ADMINISTRATOR

       The Administrator represents and warrants to the other parties hereto that:

       a. It is a Massachusetts trust company, duly organized and existing under the laws of The Commonwealth of Massachusetts;

       b. It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts;

       c. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

       d. No legal or administrative proceedings have been instituted or threatened which would materially impair the Administrator's ability to perform its duties and obligations under this Agreement; and

       e. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Administrator or any law or regulation applicable to it.

4.       REPRESENTATIONS AND WARRANTIES OF THE TRUST

       The Trust represents and warrants to the other parties hereto that:

       a. It is a business trust, duly organized, existing and in good standing under the laws of the State of Delaware;

       b. It has the corporate power and authority under applicable laws and by its Declaration of Trust and by-laws to enter into and perform this Agreement;

       c. All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;

       d.     It is an investment  company  properly  registered  under the 1940
              Act;

       e. A registration statement under the 1940 Act has been filed with respect to the Trust and will be effective and remain effective during the term of this Agreement. The Trust also warrants that as of the effective date of this Agreement, all necessary filings under the securities laws of the states in which the Trust offers or sells its shares have been made;

       f. No legal or administrative proceedings have been instituted or threatened which would impair the Trust's ability to perform its duties and obligations under this Agreement;

       g. Its entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligations of the Trust or any law or regulation applicable to it; and

       h. As of the close of business on the date of this Agreement, the Trust is authorized to issue shares of beneficial interest;

5.     ADMINISTRATION SERVICES

       The Administrator shall provide the following services, in each case, subject to the control, supervision and direction of the Trust and the review and comment by the Trust's independent accountants and legal counsel and in accordance with procedures which may be established from time to time between the Trust and the Administrator:

       a. Oversee the determination and publication of the Funds' net asset values in accordance with the Trust's policies as adopted from time to time by the Board;

       b. Oversee the maintenance by the Trust's custodian of certain books and records of the Funds as required under Rule 31a-1(b) of the 1940 Act;

       c. Prepare the Funds' federal, state and local income tax returns for review by the Trust's independent accountants and filing by the Trust's treasurer;

       d. Review calculation, submit for approval by officers of the Trust and arrange for payment of the Trust's expenses;

       e. Prepare for review and approval by officers of the Trust financial information for the Funds' semi-annual and annual reports, proxy statements and other communications required or otherwise to be sent to Trust shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

       f. Prepare for review by an officer of and legal counsel for the Trust the Trust's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR and financial information required by Form N1-A and such other reports, forms or filings as may be mutually agreed upon;

       g. Prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise prepared by the Trust's investment adviser, custodian, legal counsel or independent accountants;

       h. Make such reports and recommendations to the Board concerning the performance of the independent accountants as the Board may reasonably request;

       i. Make such reports and recommendations to the Board concerning the performance and fees of the Trust's custodian and transfer and dividend disbursing agent ("Transfer Agent") as the Board may reasonably request or deems appropriate;

       j. Oversee and review calculations of fees paid to the Trust's investment adviser, custodian and Transfer Agent;

       k.     Consult with the Trust's officers,  independent accountants, legal
              counsel,   custodian  and  Transfer  Agent  in  establishing   the
              accounting policies of the Trust;

       1. Respond to, or refer to the Trust's officers or Transfer Agent, shareholder inquiries relating to the Funds;

       m. Provide periodic testing of portfolios to assist the Trust's investment adviser in complying with Internal Revenue Code mandatory qualification requirements, the requirements of the 1940 Act and Trust prospectus limitations, with such frequency and in such detail as may be mutually agreed upon;

       n.     Review and provide assistance on shareholder communications;

       o. Coordinate the filing of annual and semi-annual shareholder reports with the appropriate regulatory agencies;

       p.     Prepare calculations for the SEC Rule 24f-2 notices; and

       q. Perform Blue Sky services pursuant to the specific instructions of the Trust's investment adviser and as detailed in Exhibit B to this Agreement.

       The Administrator shall provide the office facilities and the personnel required by it to perform the services contemplated herein.

6.       FEES; EXPENSES; EXPENSE REIMURSEMENT

       The Administrator shall receive from the Trust such compensation for the Administrator's services provided pursuant to this Agreement as may be agreed to from time to time in a written fee schedule approved by the parties. The fees are accrued daily and billed monthly and shall be due and payable promptly following receipt of the invoice and review thereof. Upon the termination of this Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement. In addition, the Trust shall reimburse the Administrator for its out-of-pocket costs incurred in connection with this Agreement, promptly following receipt and review of an invoice setting forth such costs and providing the details thereof.

       The Trust agrees to reimburse the Administrator for any equipment and supplies specially ordered by or for the Trust through the Administrator and for any other expenses not contemplated by this Agreement that the Administrator may incur on the Trust's behalf at the Trust's request or with the Trust's consent.

       The Trust will bear all expenses that are incurred: in its operation and not specifically assumed by the Administrator. Expenses to be borne by the Trust, include, but are not limited to: organizational expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel's review of the Trust's registration statement, proxy materials, federal and state tax qualification as a regulated: investment company and: other reports and materials prepared by the Administrator under this Agreement); cost of any services contracted for by the Trust directly from parties other than the Administrator; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of the Trust; costs incidental to the preparation, printing and distribution of the Trust's registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Trust's tax returns, Form N-lA and Form N-SARI, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors' and officers' liability insurance; and cost of independent pricing services used in computing the Trust's net asset value.

       The Administrator is authorized to and may employ such person or persons as the Administrator may deem desirable to assist it in performing its duties under this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Administrator and that the Administrator shall be as fully responsible to the Trust for the acts and omissions of any such person or persons as it is for its own acts and omissions.

7.     INSTRUCTIONS AND ADVICE

       At any time, the Administrator may apply to any officer of the Trust for instructions and may consult with its own legal counsel or outside counsel for the Trust or the independent accountants of the Trust at the expense of the Trust with respect to any matter arising in connection with the services to be performed by the Administrator under this Agreement. The Administrator shall not be liable, and shall be indemnified by the Trust, for any action taken or omitted by it with respect to the Trust in good faith in reliance upon any such instructions or upon any paper or document believed by it to be genuine and to have been signed by such officers and individuals. The Administrator shall not be held to have notice of any change of authority of any officer or individual until receipt of written notice thereof from the Trust. Nothing in this Section shall be construed as imposing upon the Administrator any obligation to seek such instructions.

8.     LIMITATION OF LIABILITY AND INDEMNIFICATION

       The Administrator shall be responsible for the performance of only such duties as are set forth in this Agreement and, except as otherwise provided under Section 6, shall have no responsibility for the actions or activities of any other party, including other service providers. The Administrator shall have no liability in respect of any loss, damage or expense suffered by the Trust insofar as such loss, damage or expense arises from the performance of the Administrator's duties hereunder in reliance upon records that were maintained for the Trust by entities other than the Administrator prior to the Administrator's appointment as administrator for the Trust. The Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless solely caused by or resulting from the gross negligence or willful misconduct of the Administrator, its officers or employees. The
Administrator shall. not be liable for any unforeseeable special, indirect, incidental, or consequential damages (including, without limitation, attorneys'
fees) under any provision of this Agreement or for any such damages arising out of any act or failure to act hereunder. In any event, the Administrator's cumulative liability, for each calendar year (a "Liability Period") with respect to the Trust under this Agreement regardless of the form of action or legal theory shall be limited to its total annual compensation earned with respect to the Trust and fees payable hereunder during the preceding Compensation Period, as defined herein, for any liability, or loss suffered by the Trust including, but not limited to, any liability relating to qualification of the Trust as a regulated investment company or any liability relating to the Trust's compliance with any federal or state tax or securities statute, regulation. or ruling during such Liability Period. "Compensation Period" shall mean the calendar year ending immediately prior to each Liability Period in which the event(s) giving rise to the Administrator's liability for that period have occurred. Notwithstanding the foregoing, the Compensation Period for purposes of calculating the annual cumulative liability of the Administrator for the Liability Period commencing on October 30, 2000 and terminating on December 31, 2000 shall be October 30, 2000 through December 31, 2000, and the Compensation Period for the Liability Period commencing January 1, 2001 and terminating on December 31, 2001 shall be January 1, 2001 through December 31, 2001.

       The Administrator shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control.

       The Trust shall indemnify and hold the Administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator's acceptance of this Agreement with respect to the Trust, any action or omission by the Administrator in the performance of its duties hereunder, or as a result of the Administrator's acting upon any instructions reasonably believed by it to be genuine and to have been duly authorized by the Trust, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees in cases of its or their own gross negligence or willful misconduct.

       The indemnification contained herein shall survive the termination of this Agreement.

9.     CONFIDENTIALITY

                  (a) The Administrator agrees that, except as otherwise required by law or in connection with any required disclosure to a banking or other regulatory authority, it will keep confidential all records and information in its possession relating to the Trust or the Trust's shareholders or shareholder accounts and will not disclose the same to any person except at the written request or with the written consent of the Trust.

                  (b) If the Administrator (or anyone to whom it delegates its duties under Section 6 hereof) becomes compelled by applicable law or regulation or by regulators who have oversight jurisdiction to disclose any of the records or information relating to the Trust, it will provide the Trust with prompt notice of such requirement so that the Trust may, if it deems appropriate seek a protective order or other appropriate remedy or waive compliance with the provisions of this Section 9(b). In the event that such protective order or other remedy is not obtained, or that the Trust waives compliance with the provisions of this Section 9(b), the Administrator will furnish only that portion of the records and information that it is advised by legal counsel to the Administrator necessary to respond to the request. The Administrator will request that confidential treatment be accorded any such records or information that is disclosed.

10.    COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS; RECORDS

       The Trust assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it.

       In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Administrator agrees that all records which it maintains for the Trust shall at all times remain the property of the Trust, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Trust pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form.

11.    SERVICE NOT EXCLUSIVE

       The services of the Administrator to the Trust are not to be deemed exclusive, and the Administrator shall be free to render similar services to others. The Administrator shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trust from time to time, have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

12.    TERM, TERMINATION AND AMENDMENT

                  (a) This Agreement shall become effective on the date of its execution and shall remain in full force and effect until December 31, 2001 and shall automatically continue in full force and effect after such initial term unless either party terminates this Agreement by written notice to the other party at least sixty (60) days prior to the expiration of the initial term.

                  (b) Either party may terminate this Agreement at any time after the initial term upon at least sixty (60) days' prior written notice to the other party. Termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement with respect to any other Fund.

                  (c) Upon termination of this Agreement, the Trust shall pay to the Administrator such compensation and any reimbursable expenses as may be due under the terms hereof as of the date of such termination, including reasonable out-of-pocket expenses associated with such termination.

                  (d) This Agreement may be modified or amended from time to time by mutual written agreement of the parties hereto.

13.    NOTICES

       Any notice or other communication authorized or required by this Agreement to be given to either party shall be in writing and deemed to have been given when delivered in person or by confirmed facsimile, or posted by certified mail, return receipt requested, to the following address (or such other address as a party may specify by written notice to the other): if to the
Trust: MEMBERS Mutual Funds, c/o MEMBERS Capital Advisors, Inc., 5910 Mineral Point Road, Madison, Wisconsin 53705, Attn: Kevin Thompson, Esq., fax: (608) 236-8588, if to the Administrator: State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, Attn: Fund Administration Department, fax: 617-662-3805.

14.    NON-ASSIGNABILITY

       This Agreement shall not be assigned by any party hereto without the prior consent in writing of the other parties, except that the Administrator may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by or under common control with the Administrator.

15.    SUCCESSORS

       This Agreement shall be binding on and shall inure to the benefit of the Trust and the Administrator and their respective successors and permitted assigns.

16.    ENTIRE AGREEMENT

       This Agreement and the related fee schedule contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all previous representations, warranties or commitments regarding the services to be performed hereunder whether oral or in writing.

17.    WAIVER

       The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

18.    SEVERABILITY

       If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

19.    GOVERNING LAW

       This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

20.    REPRODUCTION OF DOCUMENTS

       This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first written above.

  MEMBERS MUTUAL FUNDS

  By:  /s/ Mary Hoffmann
  Name:  Mary Hoffmann
  Title:  Treasurer

  STATE STREET BANK AND TRUST COMPANY

  By:  /s/ Kathleen C. Cuocolo
  Name: Kathleen C. Cuocolo
  Title: Executive Vice President

ADMINISTRATION AGREEMENT

EXHIBIT A

MEMBERS Mutual Funds (the "Trust")
----------------------------------
         Cash Reserves Fund
         Bond Fund
         Balanced Fund
         High Income Fund
         Growth and Income Fund
         Capital Appreciation Fund
         Emerging Growth Fund
         International Stock Fund





         MEMBERS Mutual Funds is referred to herein as the "Trust" and each portfolio of the Trust, including those listed above, are referred to herein as a "Fund" and are collectively referred to herein as the "Funds."

                            ADMINISTRATION AGREEMENT

                                    EXHIBIT B
                               Notice Filing with
                         State Securities Administrators

At the specific direction of the Trust, the Administrator will prepare required documentation and make Notice Filings in accordance with the securities laws of each jurisdiction in which Trust shares are to be offered or sold pursuant to instructions given to the Administrator by the Trust.

The Trust shall be solely responsible for the determination (i) of those jurisdictions in which Notice Filings are to be submitted and (ii) the number of Trust shares to be permitted to be sold in each such jurisdiction. In the event that the Administrator becomes aware of (a) the sale of Trust shares in a jurisdiction in which no Notice Filing has been made or (b) the sale of Trust shares in excess of the number of Trust shares permitted to be sold in such jurisdiction, the Administrator shall report such information to the Trust, and it shall be the Trust's responsibility to determine appropriate corrective action and instruct the Administrator with respect thereto.

The Blue Sky services shall consist of the following:

       1.     Filing of Trust's  Initial  Notice  Filings,  as  directed  by the
              Trust;

       2.     Filing of Trust's renewals and amendments as required;

       3. Filing of amendments to the Trust's registration statement where required;

       4.     Filing Trust sales reports where required;

       5. Payment at the expense of the Trust of all Trust Notice Filing fees;

       6. Filing the Prospectuses and Statements of Additional Information and any amendments or supplements thereto where required;

       7.     Filing of annual reports and proxy statements where required; and

       8. The performance of such additional services as the Administrator and the Trust may agree upon in writing.

Unless otherwise specified in writing by the Administrator, Blue Sky services by the Administrator shall not include determining the availability of exemptions under a jurisdiction's blue sky law. Any such determination shall be made by the Trust or its legal counsel. In connection with the services described herein, the Trust shall issue in favor of the Administrator a power of attorney to submit Notice Filings on behalf of the Trust, which power of attorney shall be substantially in the form of Exhibit I attached hereto.

                                    EXHIBIT I

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, as of October 30, 2000 that the MEMBERS Mutual Funds with principal offices at 5910 Mineral Point Road, Madison, Wisconsin 53705 (the "Trust") makes, constitutes, and appoints STATE STREET BANK AND TRUST COMPANY (the "Administrator") with principal offices at 225 Franklin Street, Boston, Massachusetts its lawful attorney in-fact for it to do as if it were itself acting, the following:

1. REGISTRATION OF TRUST SHARES. The power to register shares of the Trust in each jurisdiction in which Trust shares are offered or sold and in connection therewith the power to prepare, execute, and deliver and file any and all Trust applications, including without limitation, applications to register shares, consents, including consents to service of process, reports, including without limitation, all periodic reports, claims for exemption, or other documents and instruments now or hereafter required or appropriate in the judgment of the Administrator in connection with the registration of Trust shares.

2.     AUTHORIZED   SIGNERS.   Pursuant  to  this  Limited  Power  of  Attorney,
       individuals holding the titles of Officer, Blue Sky Manager, or Senior Blue Sky Administrator at the Administrator shall have authority to act on behalf of the Trust with respect to item 1 above.

The execution of this limited power of attorney shall be deemed coupled with an interest and shall be revocable only upon receipt by the Administrator of such termination of authority. Nothing herein shall be construed to constitute the appointment of the Administrator as or otherwise authorize the Administrator to act as an officer, trustee or employee of the Trust.

IN WITNESS WHEREOF, the Trust has caused this Agreement to be executed in its name and on its behalf by and through its duly authorized officer, as of the date first written above.

MEMBERS MUTUAL FUNDS

By:  /s/ Mary Hoffmann

Name:  Mary Hoffmann

Title:  Treasurer

                       STATE STREET BANK AND TRUST COMPANY

                               MEMBERS MUTUAL FUND
                        FUND ADMINISTRATION FEE SCHEDULE


I. FUND ADMINISTRATION SERVICES

         The following fee schedule is for administration services for MEMBERS Mutual Funds. These services include: Compliance, Financial Reporting, Treasurer's Office Support, Blue Sky Registration and Monitoring and Tax Reporting. For these services, the funds will be charged according to the following fee schedule:
                                                       Annual Fee
         Average Assets                  Expressed in Basis Points: 1/100 of 1%
         --------------                  --------------------------------------

         Administration Service Fee
         --------------------------
         First $500 Million                                 7
         Next $500 Million                                  4
         Next $500 Million                                  3
         Next $1 Billion                                    2
         Thereafter                                         1
         Minimum per Fund                                $55,000

         Fund Fees:
         ----------
         Total net assets of the Funds will be used to calculate the basis point fee by multiplying the combined net assets of the Funds by the basis point rates in the above schedule. The greater of the basis point fee or the minimum fee will be accrued to the Funds. The minimum will be calculated by multiplying the minimum fee by the number of Funds to arrive at the total minimum fee.

II. MULTIPLE CLASSES OF SHARES

         An additional $7,500 annual fee will be applied for each class of shares, excluding the first class of shares, if more than one class of shares is operational in a Fund.

III. OUT OF POCKET EXPENSES - INCLUDE, BUT MAY NOT BE LIMITED TO:

o        Postage
o        Legal fees, audit fees and other professional fees
o        Supplies related to Fund records
o        Travel and Lodging for Board and Operations Meetings
o Preparation of financials other than Annual and Semi-Annual $3,000 per financial report

III. SPECIAL ARRANGEMENTS

Fees for activities of a non-recurring nature such as reorganizations, and/or preparation of special reports will be subject to negotiation.

IV. TERM OE THE CONTRACT

The parties agree that this fee schedule shall remain in effect through December 31, 2001, and from year to year thereafter until it is revised as a result of negotiations initiated by either party.

MEMBERS MUTUAL FUNDS                    STATE STREET BANK & TRUST CO

By: /s/Mary Hoffmann                    By:  /s/ Kathleen C. Cuocolo
Title: Treasurer                        Title: EVP
Date: 11/1/00                           Date:  11-15-00

                                 Exhibit (h)(4)

DRAFT 12/18/00

                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                     BETWEEN

                              MEMBERS MUTUAL FUNDS

                                       AND
                       STATE STREET BANK AND TRUST COMPANY

         4TRSTSER.DOC

                                TABLE OF CONTENTS
                                                                           Page

1.       Terms of Appointment and Duties...................................1

2.       Third Party Administrators for Defined Contribution Plans ........3

3.       Fees and Expenses.................................................4

4.       Representations and Warranties of the Transfer Agent..............5

5.       Representations and Warranties of the Fund........................6

6.       Wire Transfer Operating Guidelines................................6

7.       Data Access and Proprietary Information...........................8

8.       Indemnification...................................................9

9.       Standard of Care.................................................10

10.      Year 2000........................................................11

11.      Confidentiality .................................................11

12.      Covenants of the Fund and the Transfer Agent.....................11

13.      Termination of Agreement.........................................12

14.      Assignment and Third Party Beneficiaries.........................13

15.      Subcontractors...................................................14

16.      Miscellaneous....................................................14

17.      Additional Funds.................................................16

18.      Limitations of Liability of the Trustees and Shareholders........16

                      TRANSFER AGENCY AND SERVICE AGREEMENT

AGREEMENT made as of the _______ day of ________________, 2000, by and between MEMBERS MUTUAL FUND a Delaware business trust, having its principal office and place of business at 5910 Mineral Point Road, Madison, Wisconsin 53705 (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal office and place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Transfer Agent").

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Fund intends to initially offer shares in ___ # series, such series shall be named in the attached Schedule A which may be amended by the parties from time to time (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with
Section 17, being herein referred to as a "Portfolio", and collectively as the "Portfolios"); and

WHEREAS, the Fund on behalf of the Portfolios desires to appoint the Transfer Agent as its transfer agent, dividend disbursing agent, custodian of certain retirement plans and agent in connection with certain other activities, and the Transfer Agent desires to accept such appointment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Terms of Appointment and Duties

   1.1 Transfer Agency Services. Subject to the terms and conditions set forth in this Agreement, the Fund, on behalf of the Portfolios, hereby employs and appoints the Transfer Agent to act as, and the Transfer Agent agrees to act as its transfer agent for the Fund's authorized and issued shares of its beneficial interest ("Shares"), dividend disbursing agent, custodian of certain retirement plans and agent in connection with any accumulation, open-account or similar plan provided to the shareholders of each of the respective Portfolios of the Fund ("Shareholders") and set out in the currently effective prospectus and statement of additional information ("prospectus") of the Fund on behalf of the applicable Portfolio, including without limitation any periodic investment plan or periodic withdrawal program. In accordance with procedures established from time to time by agreement between the Fund on behalf of each of the Portfolios, as applicable and the Transfer Agent, the Transfer Agent agrees that it will perform the following services:

(a) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation thereof to the Custodian of the Fund authorized pursuant to the Declaration of Trust of the Fund (the "Custodian");

(b) Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

(c) Receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation thereof to the Custodian;

(d) In respect to the transactions in items (a), (b) and (c) above, the Transfer Agent shall execute transactions directly with broker-dealers authorized by the Fund;

(e) At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

(f) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

(g) Prepare and transmit payments for dividends and distributions declared by the Fund on behalf of the applicable Portfolio;

(h) Issue replacement certificates for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Transfer Agent of indemnification satisfactory to the Transfer Agent and protecting the Transfer Agent and the Fund, and the Transfer Agent at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity;

(i)      Maintain   records  of  account   for  and  advise  the  Fund  and  its
         Shareholders as to the foregoing; and

(j) Record the issuance of Shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of Shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. The Transfer Agent shall also provide the Fund on a regular basis with the total number of Shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Fund.

1.2 Additional Services. In addition to, and neither in lieu nor in contravention of, the services set forth in the above paragraph, the Transfer Agent shall perform the following services:

         (a) Other Customary Services. Perform the customary services of a transfer agent, dividend disbursing agent, custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open-account or similar plan (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing Shareholder proxies, Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information;

         (b) Control Book (also known as "Super Sheet"). Maintain a daily record and produce a daily report for the Fund of all transactions and receipts and disbursements of money and securities and deliver a copy of such report for the Fund for each business day to the Fund no later than 9:00 AM Eastern Time, or such earlier time as the Fund may reasonably require, on the next business day;

         (c) "Blue Sky" Reporting. The Fund shall (i) identify to the Transfer Agent in writing those transactions and assets to be treated as exempt from blue sky reporting for each State and (ii) verify the establishment of transactions for each State on the system prior to activation and thereafter monitor the daily activity for each State. The responsibility of the Transfer Agent for the Fund's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Fund and providing a system which will enable the Fund to monitor the total number of Shares sold in each State;

         (d) National Securities Clearing Corporation (the "NSCC"). (i) accept and effectuate the registration and maintenance of accounts through Networking and the purchase, redemption, transfer and exchange of shares in such accounts through Fund/SERV (Networking and Fund/SERV being programs operated by the NSCC on behalf of NSCC's participants, including the Fund), in accordance with, instructions transmitted to and received by the Transfer Agent by transmission from NSCC on behalf of broker-dealers and banks which have been established by, or in accordance with the instructions of authorized persons, as hereinafter defined on the dealer file maintained by the Transfer Agent; (ii) issue instructions to Fund's banks for the settlement of transactions between the Fund and NSCC (acting on behalf of its broker-dealer and bank participants); (iii) provide account and transaction information from the affected Fund's records on DST Systems, Inc. computer system TA2000 ("TA2000 System") in accordance with NSCC's Networking and Fund/SERV rules for those broker-dealers; and (iv) maintain Shareholder accounts on TA2000 System through Networking;

         (e) New Procedures. New procedures as to who shall provide certain of these services in Section 1 may be established in writing from time to time by agreement between the Fund and the Transfer Agent. The Transfer Agent may at times perform only a portion of these services and the Fund or its agent may perform these services on the Fund's behalf; and

         (f) Additional Telephone Support Services. If the parties elect to have the Transfer Agent provide additional telephone support services under this Agreement, the parties will agree to such services, fees and sub-contracting as stated in Schedule 1.2(f) entitled "Telephone Support Services" attached hereto.

2.       Third Party Administrators for Defined Contribution Plans

2.1 The Fund may decide to make available to certain of its customers, a qualified plan program (the "Program") pursuant to which the customers ("Employers") may adopt certain plans of deferred compensation ("Plan or Plans") for the benefit of the individual Plan participant (the "Plan Participant"), such Plan(s) being qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and administered by third party administrators which may be plan administrators as defined in the Employee Retirement Income Security Act of 1974, as amended (the "TPA(s)").

2.2 In accordance with the procedures established in the initial Schedule 2.1 entitled "Third Party Administrator Procedures", as may be amended by the Transfer Agent and the Fund from time to time ("Schedule 2.1"), the Transfer Agent shall:

(a) Treat Shareholder accounts established by the Plans in the name of the Trustees, Plans or TPAs as the case may be as omnibus accounts;

(b) Maintain omnibus accounts on its records in the name of the TPA or its designee as the Trustee for the benefit of the Plan; and

(c) Perform all services under Section 1 as transfer agent of the Funds and not as a record-keeper for the Plans.

2.3 Transactions identified under Section 2 of this Agreement shall be deemed exception services ("Exception

         Services") when such transactions:

(a) Require the Transfer Agent to use methods and procedures other than those usually employed by the Transfer Agent to perform services under
         Section 1 of this Agreement;

(b) Involve the provision of information to the Transfer Agent after the commencement of the nightly processing cycle of the TA2000 System; or

(c) Require more manual intervention by the Transfer Agent, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System than is usually required by non-retirement plan and pre-nightly transactions.

3.       Fees and Expenses

   3.1 Fee Schedule. For the performance by the Transfer Agent pursuant to this Agreement, the Fund agrees to pay the Transfer Agent an annual maintenance fee for each Shareholder account as set forth in the attached fee schedule ("Schedule 3.1"). Such fees and out-of-pocket expenses and advances identified under Section 3.2 below may be changed from time to time subject to mutual written agreement between the Fund and the Transfer Agent.

3.2 Out-of-Pocket Expenses. In addition to the fee paid under Section 3.1 above, the Fund agrees to reimburse the Transfer Agent for out-of-pocket expenses, including but not limited to confirmation production, postage, forms, telephone, microfilm, microfiche, mailing and tabulating proxies, records storage, or advances incurred by the Transfer Agent for the items set out in Schedule 3.1 attached hereto. In addition, any other expenses incurred by the Transfer Agent at the request or with the consent of the Fund, will be reimbursed by the Fund.

3.3 Postage. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to the Transfer Agent by the Fund at least seven (7) days prior to the mailing date of such materials.

3.4 Invoices. The Fund agrees to pay all fees and reimbursable expenses within thirty (30) days following the receipt of the respective billing notice, except for any fees or expenses that are subject to good faith dispute. In the event of such a dispute, the Fund may only withhold that portion of the fee or expense subject to the good faith dispute. The Fund shall notify the Transfer Agent in writing within twenty-one
         (21) calendar days following the receipt of each billing notice if the Fund is disputing any amounts in good faith. If the Fund does not provide such notice of dispute within the required time, the billing notice will be deemed accepted by the Fund. The Fund shall settle such disputed amounts within five (5) days of the day on which the parties agree on the amount to be paid by payment of the agreed amount. If no agreement is reached, then such disputed amounts shall be settled as may be required by law or legal process.

3.5 Cost of Living Adjustment. Following the Initial Term, unless the parties shall otherwise agree and provided that the service mix and volumes remain consistent as previously provided in the Initial Term, the total fee for all services shall equal the fee that would be charged for the same services based on a fee rate (as reflected in a fee rate schedule) increased by the percentage increase for the twelve-month period of such previous calendar year of the Consumer Price Index for Urban Wage Earners and Clerical Workers, for the Boston area, as published bimonthly by the United States Department of Labor, Bureau of Labor Statistics, or, in the event that publication of such Index is terminated, any successor or substitute index, appropriately adjusted, acceptable to both parties.

3.6 Late Payments. If any undisputed amount in an invoice of the Transfer Agent (for fees or reimbursable expenses) is not paid when due, the Fund shall pay the Transfer Agent interest thereon (from the due date to the date of payment) at a per annum rate equal to one percent (1.0%) plus the Prime Rate (that is, the base rate on corporate loans posted by large domestic banks) published by The Wall Street Journal (or, in the event such rate is not so published, a reasonably equivalent published rate selected by the Fund) on the first day of publication during the month when such amount was due. Notwithstanding any other provision hereof, such interest rate shall be no greater than permitted under applicable provisions of Massachusetts law.

4.       Representations and Warranties of the Transfer Agent

The Transfer Agent represents and warrants to the Fund that:

         4.1 It is a trust company duly organized and existing and in good standing under the laws of The Commonwealth of Massachusetts.

         4.2 It is duly qualified to carry on its business in The Commonwealth of Massachusetts.

         4.3 It is empowered under applicable laws and by its Charter and By-Laws to enter into and perform this Agreement.

         4.4      All  requisite  corporate   proceedings  have  been  taken  to
                  authorize it to enter into and perform this Agreement.

         4.5 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

5.       Representations and Warranties of the Fund

The Fund represents and warrants to the Transfer Agent that:

         5.1 It is a business trust duly organized and existing and in good standing under the laws of the State of Delaware

         5.2 It is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement.

         5.3 All corporate proceedings required by said Declaration of Trust and By-Laws have been taken to authorize it to enter into and perform this Agreement.

         5.4 It is an open-end and diversified management investment company registered under the Investment Company Act of 1940, as amended.

         5.5 A registration statement under the Securities Act of 1933, as amended is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

6.       Wire  Transfer   Operating   Guidelines/Articles   4A  of  the  Uniform
         Commercial Code

   6.1 Obligation of Sender. The Transfer Agent is authorized to promptly debit the appropriate Fund account(s) upon the receipt of a payment order in compliance with the selected security procedure (the "Security Procedure") chosen for funds transfer and in the amount of money that the Transfer Agent has been instructed to transfer. The Transfer Agent shall execute payment orders in compliance with the Security Procedure and with the Fund instructions on the execution date provided that such payment order is received by the  customary  deadline  for  processing  such a  request,  unless the payment order specifies a later time. All payment orders and communications received after this the customary deadline will be deemed to have been received the next business day.

   6.2 Security Procedure. The Fund acknowledges that the Security Procedure it has designated on the Fund Selection Form was selected by the Fund from security procedures offered by the Transfer Agent. The Fund shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated to the Transfer Agent in writing. The Fund must notify the Transfer Agent immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Fund's authorized personnel. The Transfer Agent shall verify the authenticity of all Fund instructions according to the Security Procedure.

   6.3 Account Numbers. The Transfer Agent shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern.

   6.4 Rejection. The Transfer Agent reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of the Transfer Agent's receipt of such payment order; (b) if initiating such payment order would cause the Transfer Agent, in the Transfer Agent's sole judgement, to exceed any volume, aggregate dollar, network, time, credit or similar limits which are applicable to the Transfer Agent; or
         (c) if the Transfer Agent, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

   6.5 Cancellation Amendment. The Transfer Agent shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording the Transfer Agent reasonable opportunity to act. However, the Transfer Agent assumes no liability if the request for amendment or cancellation cannot be satisfied.

   6.6 Errors. The Transfer Agent shall assume no responsibility for failure to detect any erroneous payment order provided that the Transfer Agent complies with the payment order instructions as received and the Transfer Agent complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

   6.7 Interest. The Transfer Agent shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless the Transfer Agent is notified of the unauthorized payment order within ninety (90) days of notification by the Transfer Agent of the acceptance of such payment order.

   6.8 ACH Credit Entries/Provisional Payments. When the Fund initiates or receives Automated Clearing House credit and debit entries pursuant to these guidelines and the rules of the National Automated Clearing House Association and the New England Clearing House Association, the
         Transfer Agent will act as an Originating Depository Financial Institution and/or Receiving Depository Financial Institution, as the case may be, with respect to such entries. Credits given by the Transfer Agent with respect to an ACH credit entry are provisional until the Transfer Agent receives final settlement for such entry from the Federal Reserve Bank. If the Transfer Agent does not receive such final settlement, the Fund agrees that the Transfer Agent shall receive a refund of the amount credited to the Fund in connection with such entry, and the party making payment to the Fund via such entry shall not be deemed to have paid the amount of the entry.

   6.9 Confirmation. Confirmation of Transfer Agent's execution of payment orders shall ordinarily be provided within twenty four (24) hours notice of which may be delivered through the Transfer Agent's proprietary information systems, or by facsimile or call-back. Fund must report any objections to the execution of an order within thirty
         (30) days.

7.       Data Access and Proprietary Information

         7.1 The Fund acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals furnished to the Fund by the Transfer Agent as part of the Fund's ability to access certain Fund-related data ("Customer Data") maintained by the Transfer Agent on databases under the control and ownership of the Transfer Agent or other third party ("Data Access Services") constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to the Transfer Agent or other third party. In no event shall Proprietary Information be deemed Customer Data. The Fund agrees to treat all Proprietary Information as proprietary to the Transfer Agent and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided hereunder. Without limiting the foregoing, the Fund agrees for itself and its employees and agents to:

         (a) Use such programs and databases (i) solely on the Fund's computers, or (ii) solely from equipment at the location agreed to between the Fund and the Transfer Agent and (iii) solely in accordance with the Transfer Agent's applicable user documentation;

         (b) Refrain from copying or duplicating in any way (other than in the normal course of performing processing on the Fund's computer(s)), the Proprietary Information;

         (c) Refrain from obtaining unauthorized access to any portion of the Proprietary Information, and if such access is inadvertently obtained, to inform in a timely manner of such fact and dispose of such information in accordance with the Transfer Agent's instructions;

         (d) Refrain from causing or allowing information transmitted from the Transfer Agent's computer to the Fund's terminal to be retransmitted to any other computer terminal or other device except as expressly permitted by the Transfer Agent (such permission not to be unreasonably withheld);

         (e) Allow the Fund to have access only to those authorized transactions as agreed to between the Fund and the Transfer Agent; and

         (f) Honor all reasonable written requests made by the Transfer Agent to protect at the Transfer Agent's expense the rights of the Transfer Agent in Proprietary Information at common law, under federal copyright law and under other federal or state law.

7.2 Proprietary Information shall not include all or any portion of any of the foregoing items that: (i) are or become publicly available without breach of this Agreement; (ii) are released for general disclosure by a written release by the Transfer Agent; or (iii) are already in the possession of the receiving party at the time of receipt without obligation of confidentiality or breach of this Agreement.

7.3 The Fund acknowledges that its obligation to protect the Transfer Agent's Proprietary Information is essential to the business interest of the Transfer Agent and that the disclosure of such Proprietary Information in breach of this Agreement would cause the Transfer Agent immediate, substantial and irreparable harm, the value of which would be extremely difficult to determine. Accordingly, the parties agree that, in addition to any other remedies that may be available in law, equity, or otherwise for the disclosure or use of the Proprietary Information in breach of this Agreement, the Transfer Agent shall be entitled to seek and obtain a temporary restraining order, injunctive relief, or other equitable relief against the continuance of such breach.

7.4 If the Fund notifies the Transfer Agent that any of the Data Access Services do not operate in material compliance with the most recently issued user documentation for such services, the Transfer Agent shall endeavor in a timely manner to correct such failure. Organizations from which the Transfer Agent may obtain certain data included in the Data Access Services are solely responsible for the contents of such data and the Fund agrees to make no claim against the Transfer Agent arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof. DATA ACCESS SERVICES AND ALL COMPUTER PROGRAMS AND SOFTWARE SPECIFICATIONS USED IN CONNECTION THEREWITH ARE PROVIDED ON AN AS IS, AS AVAILABLE BASIS. THE TRANSFER AGENT EXPRESSLY DISCLAIMS ALL WARRANTIES EXCEPT THOSE EXPRESSLY STATED HEREIN INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

   7.5 If the transactions available to the Fund include the ability to originate electronic instructions to the Transfer Agent in order to (i) effect the transfer or movement of cash or Shares or (ii) transmit Shareholder information or other information, then in such event the Transfer Agent shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by the Transfer Agent from time to time.

   7.6 Each party shall take reasonable efforts to advise its employees of their obligations pursuant to this Section 7. The obligations of this Section shall survive any earlier termination of this Agreement.

8.       Indemnification

8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

         (a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

         (b)      The  Fund's  lack  of  good  faith,   negligence   or  willful
                  misconduct;

         (c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or
                  (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

         (d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

         (e) The negotiation and processing of any checks including without limitation for deposit into the Fund's demand deposit account maintained by the Transfer Agent; or

         (f) Upon the Fund's request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

8.2 In order that the indemnification provisions contained in this Section 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent except with the Fund's prior written consent.

9.       Standard of Care

9.1 The Transfer Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors, including encoding and payment processing errors, unless said errors are caused by its negligence, bad faith, or willful misconduct or that of its employees or agents. The parties agree that any encoding or payment processing errors shall be governed by this standard of care and Section 4-209 of the Uniform Commercial Code is superseded by
         Section 9 of this Agreement. This standard of care also shall apply to Exception Services, as defined in Section 2.3 herein, but such application shall take into consideration the manual processing involved in, and time sensitive nature of, Exception Services.

9.2 If the Funds or the Transfer Agent detect or discover problems with the Transfer Agent system that result in transaction processing not being executed in accordance with the Fund's current registration statement or other written instructions from the Funds the Transfer Agent will correct the deficiency at its expense within thirty (30) days from the date of the Transfer Agent's discovery of the deficiency or of notification of the deficiency, whichever is earlier.

10.      Year 2000

         The Transfer Agent will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available technology to offer products that are Year 2000 ready, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, the Transfer Agent will make the changes to its products at a price to be agreed upon by the parties and in a commercially reasonable time frame and will require third-party suppliers to do likewise.

11.      Confidentiality

11.1 The Transfer Agent and the Fund agree that they will not, at any time during the term of this Agreement or after its termination, reveal, divulge, or make known to any person, firm, corporation or other business organization, any customers' lists, trade secrets, cost figures and projections, profit figures and projections, or any other secret or confidential information whatsoever, whether of the Transfer Agent or of the Fund, used or gained by the Transfer Agent or the Fund during performance under this Agreement. The Fund and the Transfer Agent further covenant and agree to retain all such knowledge and information acquired during and after the term of this Agreement respecting such lists, trade secrets, or any secret or confidential information whatsoever in trust for the sole benefit of the Transfer Agent or the Fund and their successors and assigns. In the event of breach of the foregoing by either party, the remedies provided by
         Section 7.3 shall be available to the party whose confidential information is disclosed. The above prohibition of disclosure shall not apply to the extent that the Transfer Agent must disclose such data to its sub-contractor or Fund agent for purposes of providing services under this Agreement.

11.2 In the event that any requests or demands are made for the inspection of the Shareholder records of the Fund, other than request for records of Shareholders pursuant to standard subpoenas from state or federal government authorities (i.e., divorce and criminal actions), the Transfer Agent will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. The Transfer Agent expressly reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by counsel that it may be held liable for the failure to exhibit the Shareholder records to such person or if required by law or court order.

12.      Covenants of the Fund and the Transfer Agent

12.1     The Fund shall promptly furnish to the Transfer Agent the following:

         (a) A certified copy of the resolution of the Board of Trustees of the Fund authorizing the appointment of the Transfer Agent and the execution and delivery of this Agreement; and

         (b) A copy of the Declaration of Trust and By-Laws of the Fund and all amendments thereto.

12.2 The Transfer Agent hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

12.3 The Transfer Agent shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, the Transfer Agent agrees that all such records prepared or maintained by the Transfer Agent relating to the services to be performed by the Transfer Agent hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

13.      Termination of Agreement

13.1 Term. The initial term of this Agreement (the "Initial Term") shall be three (3) years from the date first stated above unless terminated pursuant to the provisions of this Section 13. Unless a terminating party gives written notice to the other party one hundred and twenty
         (120) days before the expiration of the Initial Term or any Renewal Term, this Agreement will renew automatically from year to year (each such year-to-year renewal term a "Renewal Term"). One hundred and twenty (120) days before the expiration of the Initial Term or a Renewal Term the parties to this Agreement will agree upon a Fee Schedule for the upcoming Renewal Term. Otherwise, the fees shall be increased pursuant to Section 3.5 of this Agreement.

13.2 Early Termination. Notwithstanding anything contained in this Agreement to the contrary, should the Fund desire to move any of its services provided by the Transfer Agent hereunder to a successor service provider prior to the expiration of the then current Initial or Renewal Term, or without the required notice, the Transfer Agent shall make a good faith effort to facilitate the conversion on such prior date; however, there can be no guarantee or assurance that the Transfer Agent will be able to facilitate a conversion of services on such prior date. In connection with the foregoing, should services be converted to a successor service provider, or if the Fund is liquidated or its assets merged or purchased or the like with or by another entity which does not utilize the services of the Transfer Agent, the fees payable to the Transfer Agent shall be calculated as if the services had been performed by the Transfer Agent until the expiration of the then current Initial or Renewal Term and calculated at the asset and/or Shareholder account levels, as the case may be, on the date notice of termination was given to the Transfer Agent, and the payment of all fees to the Transfer Agent as set forth herein shall be accelerated to the business day immediately prior to the conversion or termination of services.

13.3 Expiration of Term. During the Initial Term or Renewal Term, whichever currently is in effect, should either party exercise its right to terminate, all out-of-pocket expenses or costs associated with the movement of records and material will be borne by the Fund. Additionally, the Transfer Agent reserves the right to charge for any other reasonable expenses associated with such termination.

13.4 Confidential Information. Upon termination of this Agreement, each party shall return to the other party all copies of confidential or proprietary materials or information received from such other party hereunder, other than materials or information required to be retained by such party under applicable laws or regulations.

13.5 Unpaid Invoices. The Transfer Agent may terminate this Agreement immediately upon an unpaid invoice payable by the Fund to the Transfer Agent being outstanding for more than ninety (90) days, except with respect to any amount subject to a good faith dispute within the meaning of Section 3.4 of this Agreement.

13.6 Bankruptcy. Either party hereto may terminate this Agreement by notice to the other party, effective at any time specified therein, in the event that (a) the other party ceases to carry on its business or (b) an action is commenced by or against the other party under Title 11 of the United States Code or a receiver, conservator or similar officer is appointed for the other party and such suit, conservatorship or receivership is not discharged within thirty (30) days.

14.      Assignment and Third Party Beneficiaries

14.1 Except as provided in Section 15.1 below neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. Any attempt to do so in violation of this Section shall be void. Unless specifically stated to the contrary in any written consent to an assignment, no assignment will release or discharge the assignor from any duty or responsibility under this Agreement.

14.2 Except as explicitly stated elsewhere in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Transfer Agent and the Fund, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the Transfer Agent and the Fund. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

14.3 This Agreement does not constitute an agreement for a partnership or joint venture between the Transfer Agent and the Fund. Other than as provided in Section 15.1 and Schedule 1.2(f), neither party shall make any commitments with third parties that are binding on the other party without the other party's prior written consent.

15.      Subcontractors

15.1 The Transfer Agent may, without further consent on the part of the Fund, subcontract for the performance hereof with (i) Boston Financial Data Services, Inc., a Massachusetts corporation ("Boston Financial") which is duly registered as a transfer agent pursuant to Section 17A(c)(2) of the Securities Exchange Act of 1934, as amended, (ii) a Boston Financial subsidiary duly registered as a transfer agent or
         (iii) a Boston Financial affiliate duly registered as a transfer agent; provided, however, that the Transfer Agent shall be fully responsible to the Fund for the acts and omissions of Boston Financial or its subsidiary or affiliate as it is for its own acts and omissions.

15.2 Nothing herein shall impose any duty upon the Transfer Agent in connection with or make the Transfer Agent liable for the actions or omissions to act of unaffiliated third parties such as by way of example and not limitation, Airborne Services, Federal Express, United Parcel Service, the U.S. Mails, the NSCC and telecommunication companies, provided, if the Transfer Agent selected such company, the Transfer Agent shall have exercised due care in selecting the same.

16.      Miscellaneous

16.1 Amendment. This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Trustees of the Fund.

16.2 Massachusetts Law to Apply. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

16.3 Force Majeure. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

16.4 Consequential Damages. Neither party to this Agreement shall be liable to the other party for special, indirect or consequential damages under any provision of this Agreement or for any special, indirect or consequential damages arising out of any act or failure to act hereunder.

16.5 Survival. All provisions regarding indemnification, warranty, liability, and limits thereon, and confidentiality and/or protections of proprietary rights and trade secrets shall survive the termination of this Agreement.

16.6 Severability. If any provision or provisions of this Agreement shall be held invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

16.7 Priorities Clause. In the event of any conflict, discrepancy or ambiguity between the terms and conditions contained in this Agreement and any Schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

16.8 Waiver. No waiver by either party or any breach or default of any of the covenants or conditions herein contained and performed by the other party shall be construed as a waiver of any succeeding breach of the same or of any other covenant or condition.

16.9 Merger of Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

16.10 Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

16.11. Reproduction of Documents. This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction shall likewise be admissible in evidence.

16.12 Notices. All notices and other communications as required or permitted hereunder shall be in writing and sent by first class mail, postage prepaid, addressed as follows or to such other address or addresses of which the respective party shall have notified the other.

         (a)      If to State Street Bank and Trust Company, to:

                       State Street Bank and Trust Company
                    c/o Boston Financial Data Services, Inc.
                         1250 Hancock Street, Suite 300N
                           Quincy, Massachusetts 02169
                           Attention: Legal Department
                            Facsimile: (617) 483-5850

         (b)      If to the Fund, to:

                           Attention:



17.      Additional Funds

         In the event that the Fund establishes one or more series of Shares, in addition to those listed on the attached Schedule A, with respect to which it desires to have the Transfer Agent render services as transfer agent under the terms hereof, it shall so notify the Transfer Agent in writing, and if the Transfer Agent agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

18.      Limitations of Liability of the Trustees and Shareholders

         A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                                         MEMBERS MUTUAL FUNDS



                                         BY: ___________________________________



ATTEST:



--------------------------------



                                         STATE STREET BANK AND TRUST COMPANY



                                         BY: _______________________________
                                               Vice Chairman


ATTEST:


-------------------------------

                                   SCHEDULE A
                                   [Fund List]






MEMBERS MUTUAL FUNDS                        STATE STREET BANK AND TRUST  COMPANY



BY:_________________________________        BY:_________________________________

                                 SCHEDULE 1.2(f)
                 ADDITIONAL TELEPHONE SUPPORT FEES AND SERVICES

                               Dated ____________

I.       SERVICES

1.       Transfer Agent and Telephone Support Functions

     a. Answer telephone inquiries from [XXX 8 a.m. to 8 p.m. Boston time Monday through Friday except Christmas Day XXX] [XXX OTHER HOLIDAY COVERAGE AVAILABLE?XXX] from [XXX existing customers and prospective customers XXX] of the Fund [XXX for sales literature XXX] in accordance with the telephone script provided by the Fund.

     b. Answer questions pertaining thereto the extent that such questions are answerable based upon the information supplied to the Transfer Agent by the Fund.

     c. [XXX As the Fund and the Transfer Agent may agree in writing, the Transfer Agent will receive calls and take written transaction requests from shareholders of the Fund. Transfer Agent transactions include:
         [XXX telephone redemptions, account maintenance, exchanges, transfers, confirmed purchases, account balances and general inquiries XXX]. Some transactions may result in research which will be done by the Fund. Other calls may be referred directly to the Fund. Fax any referrals to [XXX name of company XXX] on the same day the telephone call is received XXX];

2. Incorporate new information into the above referenced script upon written instructions from the Fund;

3. Maintain prospect detail information for six (6) months thereafter, provide such information to the Fund in the form that the Fund may reasonably request;

4. Send all literature orders for information from Boston Financial/DST [XXX [how?] [to whom?] XXX] a minimum of [XXX one XXX] transmission per day;

5. Provide the Fund with a [XXX daily/weekly/monthly XXX] telephone report detailing the calls received during the [XXX day/week/month XXX];

6. [XXX Provide the Fund with monthly conversion reports as selected by the Fund from DST's standard report package. XXX]

7. TARGET SERVICE LEVELS: Average speed of answer is fifteen (15) seconds, abandon rate of no more than 2%, and an overall service level of 85%. The averages will be calculated on a weekly basis.

II.      SUBCONTRACTORS

   1. The Transfer Agent may, without further consent on the part of the Fund, subcontract ministerial telephone support services for the performance hereof; however, if the Transfer Agent does subcontract ministerial telephone support services, the Transfer Agent shall be fully responsible to the Fund for the acts and omissions of the subcontractor.

III.     FEES


























MEMBERS MUTUAL FUNDS                     STATE STREET BANK AND TRUST COMPANY



BY:_______________________________       BY:______________________________

                                  SCHEDULE 2.1

                     THIRD PARTY ADMINISTRATOR(S) PROCEDURES

                               Dated ____________


1. On each day on which both the New York Stock Exchange and the Fund are open for business (a "Business Day"), the TPA(s) shall receive, on behalf of and as agent of the Fund, Instructions (as hereinafter defined) from the Plan. Instructions shall mean as to each Fund (i) orders by the Plan for the purchases of Shares, and (ii) requests by the Plan for the redemption of Shares; in each case based on the Plan's receipt of purchase orders and redemption requests by Participants in proper form by the time required by the term of the Plan, but not later than the time of day at which the net asset value of a Fund is calculated, as described from time to time in that Fund's prospectus. Each Business Day on which the TPA receives Instructions shall be a "Trade Date".

2.       The  TPA(s)  shall   communicate   the  TPA(s)'s   acceptance  of  such
         Instructions, to the applicable Plan.

3. On the next succeeding Business Day following the Trade Date on which it accepted Instructions for the purchase and redemption of Shares, (TD+1), the TPA(s) shall notify the Transfer Agent of the net amount of such purchases or redemptions, as the case may be, for each of the Plans. In the case of net purchases by any Plan, the TPA(s) shall instruct the Trustees of such Plan to transmit the aggregate purchase price for Shares by wire transfer to the Transfer Agent on (TD+1). In the case of net redemptions by any Plan, the TPA(s) shall instruct the Fund's custodian to transmit the aggregate redemption proceeds for Shares by wire transfer to the Trustees of such Plan on (TD+1). The times at which such notification and transmission shall occur on (TD+1) shall be as mutually agreed upon by each Fund, the TPA(s), and the Transfer Agent.

4. The TPA(s) shall maintain separate records for each Plan, which record shall reflect Shares purchased and redeemed, including the date and price for all transactions, and Share balances. The TPA(s) shall maintain on behalf of each of the Plans a single master account with the Transfer Agent and such account shall be in the name of that Plan, the TPA(s), or the nominee of either thereof as the record owner of Shares owned by such Plan.

5. The TPA(s) shall maintain records of all proceeds of redemptions of Shares and all other distributions not reinvested in Shares.

6. The TPA(s) shall prepare, and transmit to each of the Plans, periodic account statements showing the total number of Shares owned by that Plan as of the statement closing date, purchases and redemptions of Shares by the Plan during the period covered by the statement, and the dividends and other distributions paid to the Plan on Shares during the statement period (whether paid in cash or reinvested in Shares).

7. The TPA(s) shall, at the request and expense of each Fund, transmit to the Plans prospectuses, proxy materials, reports, and other information provided by each Fund for delivery to its shareholders.

8. The TPA(s) shall, at the request of each Fund, prepare and transmit to each Fund or any agent designated by it such periodic reports covering Shares of each Plan as each Fund shall reasonably conclude are
         necessary   to  enable   the  Fund  to  comply   with  state  Blue  Sky
         requirements.

9. The TPA(s) shall transmit to the Plans confirmation of purchase orders and redemption requests placed by the Plans; and

10. The TPA(s) shall, with respect to Shares, maintain account balance information for the Plan(s) and daily and monthly purchase summaries expressed in Shares and dollar amounts.

11. Plan sponsors may request, or the law may require, that prospectuses, proxy materials, periodic reports and other materials relating to each Fund be furnished to Participants in which event the Transfer Agent or each Fund shall mail or cause to be mailed such materials to Participants. With respect to any such mailing, the TPA(s) shall, at the request of the Transfer Agent or each Fund, provide at the TPA(s)'s expense a complete and accurate set of mailing labels with the name and address of each Participant having an interest through the Plans in Shares.






MEMBERS MUTUAL FUNDS                      STATE STREET BANK AND TRUST  COMPANY



BY:__________________________________     BY:_________________________________

                                  SCHEDULE 3.1

                                      FEES

                               Dated ____________
































MEMBERS MUTUAL FUNDS                     STATE STREET BANK AND TRUST COMPANY



BY:_________________________________     BY:__________________________________

                                   Exhibit (I)

DAVID S. GOLDSTEIN
DIRECT LINE: 202.383.0606
Internet: dgoldstein@sablaw.com


February 22, 2001

Board of Trustees
MEMBERS Mutual Funds
5910 Mineral Point Road
Madison, Wisconsin 53705

         Re:      MEMBERS Mutual Funds
                  Form N-1A Registration Statement
                  Post-Effective Amendment for MidCap Fund
                  (File No. 333-29511)

Trustees:

         We have acted as counsel to MEMBERS Mutual Funds (the "Trust"), a business trust organized under the laws of the State of Delaware, in connection with its registration of an indefinite number of shares of beneficial interest in the MidCap Fund of the Trust (the "Shares") under the Securities Act of 1933, as amended (the "1933 Act"). In this connection, we have reviewed post-effective amendment number 7 to the registration statement to be filed by you with the Securities and Exchange Commission on Form N-1A (File No. 333-29511) (the "registration statement"). We also are familiar with the actions taken by you at the board of trustees meeting on December 6, 2000 in connection with the authorization, issuance and sale of the Shares.

         We have examined such Trust records, certificates and other documents and reviewed such questions of law as we have considered necessary or appropriate for purposes of this opinion. In our examination of such materials, we have assumed the genuineness of all signatures and the conformity to the original documents of all copies submitted to us. As to certain questions of fact material to our opinion, we have relied upon statements of officers of the Trust and upon representations of the Trust made in the registration statement.

         Based upon the foregoing, we are of the opinion that the Shares, when issued and sold in the manner described in the registration statement, will be legally issued, fully paid and non-assessable.

         We are attorneys licensed to practice only in the States of Florida, Georgia, Texas and the District of Columbia.

         We hereby consent to the reference to the inclusion of this opinion as an exhibit to the registration statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the 1933 Act.

                                 Very truly yours,

                                 SUTHERLAND ASBILL & BRENNAN LLP



                                 By: /s/ David S. Goldstein
                                 David S. Goldstein

                                   Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated December 19, 2000, relating to the financial statements and financial highlights of MEMBERS Mutual Funds, which appear in such Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in such Registration Statement.




PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 20, 2001

                                 Exhibit (l)(5)

                              MEMBERS MUTUAL FUNDS
                             SUBSCRIPTION AGREEMENT

         MEMBERS Mutual Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), and CUNA Mutual Life Insurance Company ("CMLIC"), an insurance company organized under the laws of the State of Iowa, agree as follows:

         1.       Offer and Purchase.

         The Trust offers to CMLIC, and CMLIC agrees to purchase, the number and amount of Class A and Class B shares (the "Shares") shown on the Schedule attached to this Agreement, of Mid-Cap Fund, a series of the Trust. CMLIC acknowledges receipt from the Trust of the Shares and the Trust acknowledges receipt from CMLIC of an aggregate of $200 in full payment for the Shares.

         2.       Representation by CMLIC.

         CMLIC represents and warrants to the Trust that the Shares are being acquired for investment purposes and not with a view to resale or further distribution.

         3.       Reduction of Redemption Proceeds.

         CMLIC agrees that, if any of the Shares are redeemed before five years after the effective date of this Agreement by CMLIC or by any other holder, the proceeds of the redemption will be reduced by the unamortized portion of the organization expenses in the same proportion as the number of Shares being redeemed bears to the number of initial shares of the Funds outstanding at the time of the redemption.

         4.       Filing of Certificate of Trust.

         The Trust represents that a copy of its Certificate of Trust dated May 16, 1997, as amended from time to time, is on file with the Secretary of State of the State of Delaware. The Trust represents that a copy of its Declaration of Trust dated May 16, 1997, as amended from time to time, is maintained by the Trust

         5.       Limitation of Liability.

         The Trust and CMLIC agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Trust. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust, and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of the Trust. No series of the Trust will be liable for any claims against any other series.

         6.       No Right of Assignment.

         CMLIC's right under this Agreement to purchase the Shares is not assignable.

         7.       Dates.

         This Agreement will become effective as of the date the Trust's Registration Statement on Form N-1A becomes effective.

         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the 19th day of February, 2001.


                                          MEMBERS Mutual Funds


                                          By:

                                          Name:

                                          Title:

ATTEST:



                                          CUNA Mutual Life Insurance Company


                                          By:

                                          Name:

                                          Title:

ATTEST:

                                 CMLIC SCHEDULE

                      Amount of      Amount of      Price per
Name of Fund          A Shares        B Shares       Shares           Total
------------          --------        --------       ------           -----

Mid-Cap Fund             10             10           $10.00           $200

                          Exhibit - Powers of Attorney

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.


                                                     /s/ Gwendolyn M. Boeke
                                                     Gwendolyn M. Boeke

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.

                                                     /s/ Alfred L. Disrud
                                                     Alfred L. Disrud

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.

                                                     /s/ Thomas C. Watt
                                                     Thomas C. Watt

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.

                                                     /s/ Michael S. Daubs
                                                     Michael S. Daubs

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.

                                                     /s/ Lawrence R. Halverson
                                                     Lawrence R. Halverson